MEMBERS Mutual Funds

Semiannual Report
April 30, 2001

Invest where you belong.

The MEMBERS Mutual Funds Difference

Today's financial world suffers no shortage of mutual funds, and they're all vying for your attention. Some fund companies tout their long history or well-known name. Others tantalize with the latest investment trends and the hottest stocks. So where should an investor turn? Who should you trust with your financial future?

We suggest MEMBERS Mutual Funds, a diverse family of mutual funds with an important distinction: They are designed by credit union financial management professionals specifically for credit union members. The funds are distributed by CUNA Brokerage Services, Inc., and are managed by MEMBERS Capital Advisors, the registered investment advisor affiliate of CUNA Mutual Group, a family of companies owned by and dedicated to America's credit unions and their members. Currently, MEMBERS Capital Advisors manages more than $8 billion in investments for credit union members, employees and the credit union system.

Just as credit unions are different from banks, the MEMBERS Mutual Funds family is unlike the typical fund family. We share many of the philosophies you've come to appreciate in the credit union movement: We focus on providing good value, superior service and investor education. We avoid slick hype and silly fads. Our staff of investment management professionals is straightforward, honest and highly experienced in the investment field. Here, you'll be treated like a valued member, with a company where you can feel like you truly belong.

Table of Contents                                                        Page

Letter to Shareholders                                                     2

Fund Performance Reviews
     Bond Fund                                                             4
     Balanced Fund                                                         6
     High Income Fund                                                      8
     Growth and Income Fund                                               10
     Capital Appreciation Fund                                            12
     Mid-Cap Fund                                                         14
     Emerging Growth Fund                                                 16
     International Stock Fund                                             18

Portfolios of Investments
     Cash Reserves Fund                                                   21
     Bond Fund                                                            22
     Balanced Fund                                                        24
     High Income Fund                                                     27
     Growth and Income Fund                                               35
     Capital Appreciation Fund                                            36
     Mid-Cap Fund                                                         37
     Emerging Growth Fund                                                 39
     International Stock Fund                                             43

Financial Statements
     Statements of Assets & Liabilities                                   48
     Statements of Operations                                             50
     Statements of Changes in Net Assets                                  52
     Financial Highlights                                                 56

Notes to Financial Statements                                             64

                             Letter to Shareholders

Dear Fellow Shareholder,

The severe stock market decline that began more than a year ago continued with few interruptions in the November through April period of this report. However, the latest of these interruptions -- the strong and broad-based recovery through most of April -- provided welcome encouragement to increasingly disheartened investors. It was not enough, though, to bring the six-month returns on stocks into positive territory.

The bright spot for investors in recent months was the bond market, which extended its nicely positive returns of last year throughout most of this six-month period, reminding all of us of the wisdom of investment diversification. A bond component in a long-term investment portfolio adds stability to overall portfolio market values. Through most of the 1990's, with an extremely favorable stock market serving as a strong wind in the sails of most investment programs, this "added stability" from bonds resulted in dampened overall portfolio returns. At such times, investors tend to see this as slowing their progress toward their established financial goals, and they question the wisdom of maintaining such diversification. When stocks tumble, however, bond prices rarely fall as much as stocks, if at all, and good quality bonds continue to provide a significant positive contribution to returns in the form of regular interest income. In this way, bonds or bond funds serve as ballast in the hull of the long-term investment vessel, and are very welcome when the prevailing winds change and market seas get rough. Over time, this added stability helps keep the investor on board and on course, and makes it much more likely that the intended financial destination will ultimately be reached.

The Bond Fund and the High Income Fund both provided solidly positive returns for the period, as did the new Mid-Cap Fund launched February 28 of this year. All of the other stock funds suffered market value declines. These declines were generally in line with the market, except for the Growth & Income and Capital Appreciation Funds, which suffered markedly less than the losses realized by their representative market indexes. This kind of "all season" performance is what distinguishes these stock funds as core portfolio holdings -- funds which, along with the Bond and Balanced Funds, can safely and effectively constitute a large percentage of the typical long-term investment portfolio.

The Fund Performance Reviews on the following pages describe each fund's performance for the six-month period ended April 30, 2001. These reviews indicate how the funds are managed and how they reacted to the recent market environment. Also shown are the patterns of returns since the funds' inception dates. This past performance, of course, will not be indicative of future results unless the future environment duplicates the past, which isn't likely. Still, these reviews can help investors better understand the nature and behavior of each of the funds. This knowledge can be useful in constructing and managing a portfolio of funds to meet specific needs, and it can make it easier for investors to be prepared for and cope with the ongoing challenges inherent in long-term investing.

Although many investors' economic and market expectations were overly inflated in 1999 and early-2000, investor expectations have been falling now for more than a year. We suspect they may have over-corrected, but such negative expectations can be self-fulfilling in the short-term. As a result, the next few months may be difficult for the U.S. economy and markets. We are encouraged that the current marked slowing in U.S. manufacturing and capital goods sales has not yet extended to the household/consumer sectors. Also, the Federal Reserve will be doing all it can with monetary policy to prevent such a spread of economic weakness, and Congress seems to be equally committed to providing economic stimulus in the form of tax reductions.

In spite of near-term uncertainties, we remain very encouraged by the strength and breadth of our nation's economic foundation, by today's well-reasoned approach to the economy by Washington, and by our country's firm leadership positions in many world markets. With continued general growth of the U.S. and world economies, more and more investors will remember why long-term confidence in U.S. investment markets is warranted. Until then, continuing extreme volatility should be expected, providing investors with both high anxiety and good opportunities to add to long-term investment portfolios at reasonable prices.

We are grateful for the opportunity to help you deal effectively with both of these.

Sincerely,

/s/Lawrence R. Halverson
Lawrence R. Halverson, CFA
President

                             Fund Performance Review
                                    Bond Fund


Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments: o Corporate Debt Securities o U.S. Government Debt Securities o Foreign Government Debt Securities o Other issuer Debt Securities. The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 22.

After a series of hikes in the Federal funds rate by the Federal Reserve Board throughout 1999 and 2000, it set out on a different path for the year 2001. In a surprise move on January 3, 2001, the Fed announced a 50 basis point (one-half percentage point) drop in this market-leading short-term interest rate, cutting it to 6.00%. Although the market had begun to expect an interest rate cut given weaker economic statistics, the announcement came outside of the scheduled meetings of the Federal Open Markets Committee (FOMC). Such action was very atypical for the Fed and it soon led market participants to suspect that the Fed was seriously concerned about signs of a slowdown in the economy. At the next two FOMC meetings held in January and in March, the Fed continued its interest rate cuts by slashing an additional 50 basis points off the Fed funds rate at each meeting. Then again in April the Fed made yet another uncharacteristic move by announcing a 50 basis point reduction outside of the regularly scheduled meetings, bringing the funds rate to its current 4.50%. Thus, since the first of the year, we have witnessed four rate cuts for a total of 200 basis points, only half of which occurred in regularly scheduled FOMC meetings.

While the interest rate cuts should stimulate the economy, the key question remaining is whether the Fed waited too long before cutting rates, risking further economic slowdown or a recession. Nevertheless, the cuts in interest rates and the market's expectation for more to follow have eliminated the "tight money" inverted yield curve that existed six months ago. Today we face a positively sloped yield curve, and a fairly steep one at that. Whereas the rate on two-year U.S. Treasuries stood at 5.87% early last November, this rate as of the end of April was down to 4.27%. At the other end of the yield curve, the 30-year Treasury bond, which stood at a yield of 5.78% six months ago, remains little changed at 5.79%. The lack of any significant move in rate levels at the longer end of the curve in part reflects the low yield levels these bonds had already attained in reaction to increased Treasury retirements of long bonds last year. Also, the inability to decline further reflects lingering inflationary concerns resulting from high energy prices, low unemployment and the anticipated stimulative effects of lowering interest rates in a slowing yet still relatively strong economy.

Lower Treasury yields and the concurrent tightening of credit spreads (the incremental yields of corporate bonds over Treasuries of similar maturity) in recent months created an environment for strong, positive total returns from bonds. Members Bond Fund (Class A shares at net asset value) posted a positive return of 5.30% over the last six months. This compares to the 6.44% return of the Lehman Intermediate Government/Credit Index and the 6.32% return of similar funds as measured by the Lipper Intermediate Investment Grade Bond Index. The cause of the performance differential of the Fund versus the market index is largely twofold. First, the fund's performance is net of expenses; expenses are not assessed against the market index. Second, the fund's holdings were distributed all across the yield curve. Thus, longer maturity bond holdings within the Fund did not benefit from as much price appreciation because there was less of a drop in interest rates in the longer end of the curve. In addition, the intermediate indices do not include securities with maturities longer than ten years. Therefore, the indices benefited more fully from the decline in interest rates along the short and intermediate areas of the yield curve.

From a sector perspective, the Bond Fund is positioned to take advantage of any further narrowing in credit spreads with slight over-weightings in spread product (agencies, corporates and structured product). In addition, should interest rate cuts continue in coming months, its bonds should continue to perform well. What remains key in a weakening economy, however, are corporate profits and creditworthiness that could potentially deteriorate. Therefore, significant attention must be paid to credit analysis for those corporate issuers considered for or held within the Fund. Fortunately, Members Capital Advisors is firmly committed and well staffed to undertaking such analysis. In the last six-month period, the Fund has not suffered any significant deterioration of credits. The Fund will continue to hold a diversified exposure to corporate bonds, the vast majority of which are investment grade.

Although uncertainty regarding the future direction of the economy persists, maintaining an overall average credit rating of "AA" for the Bond Fund should lessen downside risk in a slowing economy. Accordingly, despite potentially volatile economic and market conditions, the Bond Fund should continue to provide stability and quite respectable total returns for its shareholders.


MEMBERS Capital Advisors' Bond Portfolio
     Management Team -- Advisor

                             Fund Performance Review
                                    Bond Fund

                        Bond Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares...........................................................$11,391
Class B Shares...........................................................$11,418
Lehman Brothers Intermediate Government/Corporate Bond Index.............$12,382

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                            Bond Fund Diversification
                       of Investments Among Market Sectors

[GRAPHIC]

At this place, the shareholder report contains a pie chart showing the following: Cash & Other Assets 4%, Mortgage Backed 28%, Asset Backed 5%, U.S. Government and Agency Obligations 29%, Commercial Mortgage Backed 6%, Corporate Notes and Bonds 28%.

                  MEMBERS Bond Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                              9.31%             5.36%            4.59%             3.98%
Class B Shares**                                             8.49              4.59             3.99              4.05
Lipper Intermediate Investment Grade Bond Fund Index        11.94              5.95              --                --
Lehman Brothers Intermediate Government/Credit Bond Index   12.12              6.62              --                --

* Maximum Sales Charge is 4.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds commenced  operations on December 29, 1997.

                             Fund Performance Review
                                  Balanced Fund

Investment Objective
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 24.

During the six months ended April 30, 2001, the U.S. stock market, as measured by Standard & Poor's 500 Index, declined -12.07%. Stocks fell due primarily to lower corporate profit expectations, which reflected rising energy prices and our slowing economy.

There was good news, however, on the interest rate front. In December, the Federal Reserve Board shifted its bias from fighting inflation to fighting economic slowdown. As 2001 began, the Fed lowered interest rates in a surprise move on January 3. That was followed by three additional rate cuts by the end of April. During the six month period ended April 30, 2001, interest rates fell across the Treasury yield curve. The three-month Treasury bill fell in yield by 2.5%, from 6.4% to 3.9%. The ten-year Treasury bond fell in yield by 0.4% from 5.75% to 5.35%. At the beginning of the period, the Federal Reserve was in a tightening mode. This was indicated by the inverted yield curve, where short interest rates (three-month T-bill at 6.4%) were above long rates (ten-year T-bond at 5.75%). During this six-month period the yield curve dropped lower and steepened, ending with short rates (three-month T-bill at 3.9%) well below long rates (ten-year T-bond at 5.35%). The Federal Reserve has moved from tightening to loosening. Further cuts in short term rates may be in the offing.

Bonds fared very well during the period, gaining 6.44% as measured by the Lehman Brothers Intermediate Government/Credit index. This bond market index is a broad representation of investment grade bonds with terms to maturity averaging four-to-five years. Money market yields fell along with interest rates. On average, money market investments provided returns of 2.71% during this six-month period, just below the 2.84% earned by 90-day U.S. Treasury bills.

MEMBERS Balanced Fund returned -2.43% (Class A shares at net asset value). This was slightly behind the -2.25% return of the Lipper Balanced Mutual Fund Index of similar funds. However, the return matched the -2.44% return realized from a hypothetical portfolio consisting of 45% S&P 500 index, 40% Lehman Brothers Intermediate Government/Credit Index, and 15% 90-day U.S. Treasury bills.

Some of our top stock performers during the period came from the consumer cyclical sector, including Target and Lowe's. Other top performers were spread out across numerous sectors, including Genzyme in health care, Willamette in basic materials, and Household International in finance. While the technology sector provided three of our top ten performers in Keane, Micron Technology, and IBM, the sector also contributed eight of our ten biggest laggards, including Palm, ADC Telecom, 3Com, Gateway, Conexant Systems, VERITAS Software, EMC, and Computer Sciences.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds, and money market investments selected by the portfolio management team. The normal range of asset allocation exposures is from 60% to 40% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 55% of net assets and bonds just over 40% of net assets, with the remaining 3% to 5% invested in money market instruments. Should stocks continue their move downward and equity market volatility remain high, our bond investments should provide some stability to the overall fund. In time, the equity portion of the Fund will help investors participate when the bear market gives way to a new bull market.

Our asset allocation between stocks, bonds and cash will vary over time in response to the pace at which the MEMBERS portfolio management teams find attractive individual stocks and bonds. For, example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow, and vice versa. The management team uses this "bottom up" asset allocation approach instead of the more commonly used "top down" asset allocation because we have observed that such market-timing techniques, over long periods, rarely improve returns or lower risk.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the MEMBERS Mutual Funds. It is specifically designed to help investors harvest broad market returns within long-term investment programs, and most importantly, to manage their way through difficult markets with the help of the risk reduction effects of its broad diversification.

MEMBERS Capital Advisors' Stock and Bond Portfolio
     Management Teams - Advisor

                             Fund Performance Review
                                  Balanced Fund

                      Balanced Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares...........................................................$12,639
Class B Shares...........................................................$12,728
Blended Synthetic Index (45% S&P 500 Index return, 40% Lehman
 Brothers Intermediate Government/Credit Bond Index return,
 15% 90-Day U.S. Treasury Bill return)...................................$13,054

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.
Additionally, the Blended index return does not reflect expenses or sales charges.

                          Balanced Fund Diversification
                       of Investments Among Market Sectors

[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Common Stocks 55%, Asset Backed 2%, Commercial Mortgage Backed 3%, Cash and Other Assets 2%, Corporate Notes & Bonds 12%, U.S. Government Obligations 13%, Mortgage Backed 13%.

                MEMBERS Balanced Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                             -0.58%             9.04%           -5.81%             7.27%
Class B Shares**                                            -1.32              8.25            -5.67              7.50
Lipper Balanced Fund Index                                   0.24              7.83              --                --
Blended Synthetic Index                                     -0.35              8.32              --                --

* Maximum Sales Charge is 5.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds commenced  operations on December 29, 1997.

                             Fund Performance Review
                                High Income Fund

Investment Objective
The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 27.

During the six-month period ending April 30, 2001, the U.S. economy slowed sharply after an extended period of unprecedented growth. This prompted the Federal Reserve Board's Open Market Committee to finally move from raising interest rates, which it did through mid-2000, to lowering interest rates aggressively beginning in January of this year. The economic slowdown appeared to moderate slightly in February, and the U.S. economy continued to grow very slowly -- avoiding the feared recession -- throughout the period.

The manufacturing sector did, however, enter a moderately deep recession, though economic data released in March shows early signs that the sector's conditions were improving. During the same period, the technology/telecommunications sector fell into a severe cyclical downturn. The housing market, on the other hand, continued to grow, and became the bulwark of the U.S. economy. Unemployment rose moderately during the quarter, but jobs lost in the manufacturing sector were largely replaced by new ones created in the service sector. Economists expected unemployment to continue to rise slowly. These expectations were validated by reports of rising jobless claims during the first quarter.

Not surprisingly, high yield markets were impacted to a great degree by this turbulence in the U.S. and global economy. Late in 2000, high yield bonds tumbled in price as investors grew increasingly concerned about credit quality and overall market liquidity. Bonds from telecom-munications and other technology firms fell under considerable pressure after a period of rapid issuance from both groups. However, by the end of the period, many high yield bonds looked attractive from a valuation perspective. Indeed, high yield bond markets in general were discounting considerable economic weakness that has not materialized to the degree expected. This, combined with aggressive cuts in short-term rates on the part of the Federal Reserve Board, contributed to a rally during most of the first few months of 2001. In a declining interest rate environment, the wide yield spreads between high yield bonds and comparable U.S. Treasuries made investors feel adequately compensated for such bonds' inherent risks. However, the rally was not sustained as the high yield market posted losses during April after new economic data confirmed that the economy was slowing considerably.

The MEMBERS High Income Fund posted a total return for the period of +2.34% (Class A shares at net asset value), just behind the +2.82% for the Lehman Brothers High Yield Index, but well in excess of the -1.96% average of similar funds as measured by the Lipper High Yield Mutual Fund Index. These returns mask much of the volatility that was experienced during the period as high yield markets gyrated in response to the eroding then recovering economic statistics.

Prospects for a re-acceleration of U.S. economic growth are good, but no consensus has emerged about when it will begin. Weighing down the economy are high energy costs, inventory buildups in several sectors, high consumer debt levels, and declining stock prices. Positive developments include falling interest rates, a probable tax cut, and corporate efforts at restructuring. Within the high yield bond markets, large amounts of debt issuance by technology and telecommunications firms combined with rapidly slowing operations could cause significant troubles for these firms in meeting their financial obligations. Additional cuts in interest rates on the part of the Federal Reserve Board could fend off some possible dislocations. But, given the magnitude of the telecommunications and technology debt outstanding relative to the total high yield market and the increasingly difficult operating environment these groups face, high yield bonds could continue to see high levels of volatility.

In the near-term, we will continue to focus on more defensive issues such as health care and energy. Longer-term, we expect high yield markets to be viewed as attractive from a valuation perspective as the global economy continues to recover in response to fiscal and monetary policy stimulus and to meet the steady growth in final demand as population expands and living standards improve worldwide.

MEMBERS Capital Advisors' Bond Portfolio
     Management Team -- Advisor
Massachusetts Financial Services
     Company -- Subadvisor

                             Fund Performance Review
                                High Income Fund

                     High Income Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares...........................................................$10,039
Class B Shares...........................................................$10,001
Lehman Brothers High Yield Bond Index....................................$10,334

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                        High Income Fund Diversification
                       of Investments Among Market Sectors

[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Cash and Other Assets 13%, Healthcare Services 4%, Telecommunications 19%, Energy 5%, Communications 10%, Technology 5%, Building and Construction 4%, Recreation 9%, Other Sectors 31%.

              MEMBERS High Income Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                             -0.92%             1.44%           -5.17%             0.12%
Class B Shares**                                            -1.75              0.70            -5.79              0.00
Lipper High Yield Bond Index                                -6.01             -1.01              --                --
Lehman Brothers High Yield Bond Index                        1.08              0.99              --                --

* Maximum Sales Charge is 4.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds  commenced  operations on December 29, 1997.

                             Fund Performance Review
                             Growth and Income Fund

Investment Objective
The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 35.

The U.S. equity market declined during the six months ended April 30, 2001, as economic weakness ratcheted down earnings prospects and pressured stock prices. Performance was unimpressive throughout the first five months of the period, though it rebounded somewhat during the month of April. The -12.07% six-month return of the Standard & Poor's 500 Index was aided by a 7.77% rebound posted in the final month of the period. Equity investors have become increasingly encouraged by the apparent determination on the part of the Federal Reserve to continue with its easing policy until the economy strengthens. While the near-term earnings picture continues to deteriorate, investors are becoming more confident about the long-term outlook as they begin to recognize the prospective earnings recovery.

MEMBERS Growth and Income Fund returned -7.96% (Class A Shares at net asset value) during the six months ended April 30, 2001, out-performing the S&P 500 by 411 basis points for the period. Results lagged the Lipper Large-Cap Value Mutual Fund Index, which lost -2.95%, due to its lower exposure to technology and healthcare stocks. While these two sectors were among the worst performing areas of the market during the past six months, we believe that their long-term growth prospects remain superior and have maintained an exposure that is higher than that of most value managers. While this strategy has negatively impacted near-term results relative to our peers, it was a positive contributor in prior years and we believe exposure to these dynamic groups will benefit the Fund over the long-term.

The out-performance of the MEMBERS Growth and Income Fund relative to the S&P 500 is primarily attributable to the strong relative performance exhibited by the healthcare and finance sectors. While the healthcare sector performed poorly on an absolute basis, the Fund's holdings in that sector out-performed as Baxter International, the largest holding within the sector, advanced more than 10%. Shares of Johnson & Johnson also performed admirably, advancing nearly 5%, in what was generally a poor-performing sector. Finance sector results benefited from strong gains in Bank of America and Household International. These stocks led the sector with gains of 16.5% and 27.2% respectively. Fund results were negatively impacted by relative sector under-performance in the basic materials and transportation sectors as holdings in those sectors failed to keep pace with the returns generated by their corresponding S&P sectors.

During the period, we increased the Fund's exposure to the finance sector through the initiation of a purchase in FleetBoston Financial, a diversified financial services company. This purchase, along with small additions to existing holdings, increased the Fund's exposure to the finance sector from an under-weighted position to one that approximately matches the market weight. At present, we are over-weighted in consumer staples and technology sectors while being under-weighted in the consumer cyclical and healthcare sectors. All other sectors approximate benchmark weights. While our sector weightings are determined by the number of attractive stocks that we identify through bottom-up fundamental analysis, the degree to which sectors are over-weighted or under-weighted is generally limited in the MEMBERS Growth and Income Fund within a range of one-half to one-and-one-half times the benchmark index weight. This helps assure that the Fund remains well diversified and thereby serves as an effective risk reduction technique.

The structural backdrop for U.S. equities remains very positive. We must now wait for the impact of monetary easing, subsiding energy cost pressures, and prospective fiscal stimulus to translate into profit improvements. Periods of stock price weakness can be very unsettling, however, they are a normal aspect of equity investing. It is important to remember to focus on the long-term and not to take emotion-driven actions based on short-term factors. History has shown that these periodic price declines must be endured in order to achieve the superior long-term returns that stocks can provide.

MEMBERS Capital Advisors' Stock Portfolio
         Management Team - Advisor

                             Fund Performance Review
                             Growth and Income Fund

                  Growth and Income Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares...........................................................$12,489
Class B Shares...........................................................$12,566
S&P 500 Index............................................................$13,677

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.


                     Growth and Income Fund Diversification
                       of Investments Among Market Sectors

[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Cash and Other Assets 2%, Finance 17%, Technology 22%, Consumer Staples 13%, Communication Services 6%, Healthcare 11%, Energy 8%, Capital Goods 9%, Other Sectors 12%.

           Members Growth and Income Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                             -8.96%             8.65%          -13.81%             6.89%
Class B Shares**                                            -9.67              7.84           -13.73              7.08
Lipper Large-Cap Value Index                                 0.35              8.79              --                --
S&P 500 Index                                              -12.97              9.85              --                --

* Maximum Sales Charge is 5.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds  commenced  operations on December 29, 1997.

                             Fund Performance Review
                            Capital Appreciation Fund

Investment Objective
The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

Primary Investment Strategies
The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 36.

Stocks were weak during most of the six months ended April 30, 2001, as a strong dollar, soaring oil prices, a slowing economy, and profit concerns weighed on financial markets. Small- and mid-capitalization stocks continued to outperform larger capitalization issues. This benefited funds such as MEMBERS Capital Appreciation Fund, which has exposure across all capitalization tiers. Technology stocks continued to fare poorly as that group remained under pressure from the slowdown in capital spending. During the six-month period, the technology-heavy NASDAQ Composite Index dropped more than 37%. In total, this Index has lost over half of its value from last year's spring peak to April 30 of this year.

MEMBERS Capital Appreciation Fund returned -5.41% (Class A Shares at net asset value) during the six-month period. This outperformed Standard & Poor's
SuperComposite Index (an index comprised of large-, mid-, and small-capitalization stocks) which declined -11.04%. Results also exceeded peers as measured by Lipper Analytical Services' Multi-Cap Core Mutual Fund Index, which returned -10.50%. Results benefited from strong stock selection as well as a solid representation in the mid-capitalization segment of the equity market.

Strong stock-selection was generated across most all economic sectors, most notably the healthcare, energy and consumer cyclical sectors. Healthcare sector results were buoyed by strong gains in Genzyme and Alza Corp. During the period, Alza agreed to be acquired by Johnson & Johnson in a stock exchange. Performance in the energy sector was led by Weatherford International, which gained nearly 60% during the past six months. Consumer cyclical results benefited from strong gains in IMS Health and Lowe's Companies. The Fund has recently been reducing its exposure to Lowe's due primarily to its recovery to a fuller market valuation.

There were no meaningful sectors of relative weakness during the period, though a few individual stocks were poor performers. Shares of Sprint PCS, QLT Inc. and PRIMEDIA were all laggards during the period.

We  enter  the  second  half of the  fiscal  year  with  modestly  over-weighted positions relative to the S&P 1500 SuperComposite Index in the communication services, capital goods and finance sectors. Our analysis of company fundamentals leads us to believe that stocks in these sectors offer the most favorable risk/return profile. We are currently underweight in the consumer cyclical and healthcare sectors as we believe that the current valuations of these stocks adequately reflect their outlook. Our sector weights reflect the areas where we are finding stocks with the strongest fundamentals and valuation attractiveness, not general assessments of the sectors or the overall economy. While the Fund's sector exposures may deviate from the index weights, the Fund remains well diversified at all times.

In previous periods of earnings downturns, the stock market has bottomed on average approximately ten months before earnings momentum has turned upward. The financial markets may now be anticipating an economic trough and earnings recovery as evidenced by the recent strengthening in stock performance. The Federal Reserve has eased interest rates by a total of 200 basis points during the past four months, with additional easings expected. The lagged impact of these moves may just be starting to favorably affect the economy.

With valuation levels well off of their highs and increasing prospects for improvements in earnings growth, we remain constructive in our intermediate- and long-term outlook for equities. Periods of stock price weakness can be very unsettling, but are unavoidable aspects of equity investing. History has shown that these periodic price declines must be endured in order to achieve the superior returns that stocks can provide.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor

                             Fund Performance Review
                            Capital Appreciation Fund

                Capital Appreciation Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares...........................................................$14,778
Class B Shares...........................................................$14,940
S&P 1500 Super Composite Index...........................................$13,757

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.


                    Capital Appreciation Fund Diversification
                       of Investments Among Market Sectors

[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Capital Goods 10%, Consumer Staples 11%, Technology 19%, Finance 17%, Consumer Cyclicals 7%, Energy 8%, Healthcare 11%, Other Sectors 7%, Cash and Other Assets 3%, Communication Services 7%.

          MEMBERS Capital Appreciation Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                              0.84%            14.27%           -4.48%            12.42%
Class B Shares**                                             0.13             13.46            -4.37             12.78
Lipper Multi-Cap Core Index                                -10.51              9.54              --                --
S&P1500 Super Composite Index                              -11.23             10.04              --                --

* Maximum Sales Charge is 5.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds commenced  operations on December 29, 1997.

                             Fund Performance Review
                                  Mid-Cap Fund

Investment Objective
The Mid-Cap Fund seeks long-term capital appreciation by investing in midsize and small companies.

Portfolio Management
MEMBERS Capital Advisors' uses one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of he assets of this fund. Wellington Management Company, LLP ("Wellington Management") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the funds.

Primary Investment Strategies
The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio on April 30, 2001, please turn to page 37.

The MEMBERS Mid-Cap Fund was launched February 28, 2001. In its initial two months, the Fund attracted over $2.5 million of shareholder investments, and also got off to a very solid start in terms of performance. The Fund returned 3.90% (Class A shares at net asset value) for this two-month period, ahead of the 2.53% return for the Lipper Mid-Cap Value Mutual Fund Index, which represents a peer group of similar funds. The Mid-Cap Fund also surpassed the 2.78% gain for Standard & Poor's 400 MidCap Index, which represents the U.S. mid-cap stock market. Although two months is too short of a period to be meaningful, we are very pleased with the "start-up" performance of this fund which is managed nearly identically to the now two-year old Ultra Series Mid-Cap Stock Fund available in MEMBERS Variable Annuity.

Six of the Fund's top ten performing issues were technology-related, including Axcelis Technologies, Varian Semiconductors, ATMI, Black Box, McDATA, and Atmel. Also in the top ten were capital goods maker Astec Industries, the utility MDU Resources, and consumer staple stock Applebee's.

Portfolio laggards for the period included technology stocks Handspring, Storage Technology Networks, and Cable Design. Some consumer cyclical stocks also detracted from portfolio performance, including Linens `N Things, and National R.V.

MEMBERS Mid-Cap Fund invests primarily in stocks in the market capitalization range from $1 billion to $10 billion. A portion of the Fund (generally ranging from 15% to 30% of fund assets) is invested by our subadvisor, Wellington Management Company, LLP, in small-cap stocks -- those with market capitalizations of less than $1 billion. Small and midsize stocks performed better than large-cap stocks so far in 2001. This continues a trend that developed during 2000 when mid- and small-cap stocks rose by double digits while larger stocks declined, and is in line with the long-term historical record. However, for the prior six years from 1994 through 1999, large stocks bested smaller stocks. This long period of under-performance versus large stocks, of course, helped position them to out-perform. It is anyone's guess, of course, whether the recent "catch-up" performance will continue nearly as long as the prior period of under-performance, or whether mid-cap and small-cap stocks will continue their long-term record of generally out-performing large-cap stocks.

The two-month period through April 30, 2001, saw a strongly down market in March followed by an even more strongly up market in April. Concerns over higher energy prices, a slower economy, high levels of non-government debt, and the fallout from the earlier inflation and subsequent deflation of the prices of Internet and communications stocks ushered in a weaker corporate profit outlook. However, interest rates have fallen dramatically in recent months, helping to provide support for stock prices. Since January 1, the Federal Reserve Board has lowered the Federal funds rate four times by a total of two percentage points. By historical standards, this is aggressive monetary easing. The tug-of-war between weakening current profits and potentially higher future profits amid this declining interest rate environment pushed Standard & Poor's MidCap Index down 7.5% during March, then up 11% through April.

The Fund's sector weights are the result of selecting those stocks the MEMBERS stock portfolio management team found most attractive. However, to prevent extreme over- or under-exposures to any specific area of the economy, sector weights are generally limited to between .5 and 1.5 times the respective sector weights of the S&P 400 MidCap Index. Some mutual funds employ much heavier concentrations in the manager's favorite sectors, and sometimes totally ignore other sectors. This typically leads to more volatility of returns, yet more often than not long-term returns are no better than, and are often lower than, the returns from more diversified, less volatile portfolios.

The Fund is most over-weighted relative to the S&P 400 Mid Cap Index in the capital goods and consumer staples sectors. Its largest underweight position is in the consumer cyclical and energy sectors.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team - Advisor
Wellington Management Company LLP - Subadvisor

                             Fund Performance Review
                                  Mid-Cap Fund

We continue to see very good opportunities in the mid-cap area of the stock market. In general, the valuations remain cheaper than in the large capitalization area, positioning the stocks to continue to provide higher returns. In addition, mid-cap stocks offer better liquidity and lower volatility than small capitalization stocks, and therefore lower risk. From these perspectives, the MEMBERS Mid-Cap Fund may well offer long-term investors the best of both worlds.

                          Mid-Cap Fund Diversification
                       of Investments Among Market Sectors


[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Technology 17%, Capital Goods 11%, Energy 5%, Consumer Cyclicals 10%, Finance 16%, Other Sectors 8%, Cash and Other Assets 4%, Healthcare 10%, Consumer Staples 11%, Utilities 8%.


             MEMBERS Mid-Cap is a new fund, therefore, does not have
                       historical investment performance.

           In the future, the performance will be shown in this report along with the other funds.

                             Fund Performance Review
                              Emerging Growth Fund

Investment Objective
The Emerging Growth Fund seeks long-term capital appreciation.

Portfolio Management
MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.


Primary Investment Strategies
The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The Fund seeks securities of emerging growth compan-ies, which are companies that are either: o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 39.

During the six-month period ending April 30, 2001, the U.S. economy slowed substantially after a sustained period of above-average growth. Stock markets in the U.S. and overseas fell in response to declining expectations regarding earnings growth as corporate operating environ-ments grew more challenging. Technology and telecommunications stocks, which constitute a large portion of the MEMBERS Emerging Growth Fund, were most impacted by the sell off due to their high valuations relative to other sectors and industries.

Prior to recent declines, anything that could go right for technology stocks did go right with the emergence of the Internet as a significant business-shaping force, with infrastructure upgrades by companies looking to avoid problems associated with Y2K, and with the globally synchronized economic upswing. Investors grew increasingly optimistic about the near- and long-term outlooks for the companies that stood to benefit the most from technology spending. Behind the scenes, the technology sector was showing signs of a cyclical buildup in inventories, to such a degree that any decline in technology spending on the part of businesses or individuals would lead to significant declines in operating profits. Indeed, in a dramatic reversal of fortunes, technology company performance plummeted during the period from the previous high levels. According to the Commerce Department, incremental growth of technology inventories peaked in December at $10 billion; an enormous increase in a very short period of time. Those inventories are now being worked off or written off, and capacity utilization is now reaching levels that have historically indicated a cyclical trough for the industry. But, not until after significant stock erosion had already occurred among technology company stocks.

For the period, MEMBERS Emerging Growth Fund posted a total return of -27.83% (Class A shares at net asset value), owing most of the decline to holdings of large company technology stocks. Large holdings of Oracle Software and Cisco Systems posted steep declines as fears of the aforementioned inventory buildup and uncertainty regarding future earnings took their toll. The Lipper Large-Cap Growth Index followed suit with a return of -25.74% for the period. The tech-heavy NASDAQ Composite reached a trough on April 4, 2001 after peaking on March 10, 2000, losing over two-thirds of its value. During the balance of April, however, technology stocks posted strong returns, easing some of the pain experienced by technology stock investors.

Because of the nature of the Emerging Growth Fund stemming from its investment in companies in a wide range of sizes, all with strong growth characteristics, there is not a popular stock market index that closely represents the Fund's composition. To date, we have shown both the Standard & Poor's 500 and the Russell 2000 indexes in an attempt to approximate the range of securities included in the Fund. Going forward, performance of the Fund will be compared to the Russell 3000 Growth Index. For an interim period, we will continue to show the currently used indexes as well. This change in no way reflects a strategy shift for the Fund. It will continue to aggressively seek long-term growth of capital by investing primarily in emerging companies believed to be early in their life cycles or to have the potential for rapid earnings growth. This benchmark change is merely an effort to present a more representative index for comparison purposes.

Looking ahead, it is clear that technology stocks will continue to face uncertainty in the near term as many of the previous market leaders continue to face significant challenges. Valuations for many of these stocks have come down in recent months, but for some are still lofty by historical standards. We will continue to add companies with attractive market positions that we expect will continue to post strong unit growth. We have added back some exposure to advertising sensitive stocks such as broadcasting company Clear Channel Communications, and media conglomerate Viacom. As the Federal Reserve Board continues to cut interest rates to meet their goal of re-accelerating the economy, these types of companies should fare very well.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor
Massachusetts Financial Services
     Company -- Subadvisor

                             Fund Performance Review
                              Emerging Growth Fund

                   Emerging Growth Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares............................................................$5,379
Class B Shares............................................................$5,405
S&P 500 Index.............................................................$8,170
Russell 2000 Index........................................................$8,528

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P and Russell index returns do not reflect expenses or sales charges.

                      Emerging Growth Fund Diversification
                       of Investments Among Market Sectors


[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Cash and Other Assets 5%, Financial Services 8%, Capital Goods 8%, Healthcare 11%, Consumer Staples 5%, Technology 35%, Energy 5%, Other Sectors 16%, Telecommunications 7%.

            MEMBERS Emerging Growth Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                            -33.80%           -38.41%          -37.31%           -41.22%
Class B Shares**                                           -34.38            -38.87           -37.34            -40.97
Lipper Large-Cap Growth Index                              -30.51            -27.58              --                --
S&P500 Index                                               -12.97            -18.30              --                --
Russell 2000 Index                                         -15.33            -12.76              --                --

* Maximum Sales Charge is 5.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds  commenced  operations on February 29, 2000.

                             Fund Performance Review
                            International Stock Fund

Investment Objective
The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
MEMBERS Capital Advisorsuses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

Primary Investment Strategies
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository re-ceipts and Global depository receipts.

For a listing of the securities held in the portfolio at April 30, 2001, please turn to page 43.

During the period ending April 30, 2001, value stocks (basic materials) and defensive stocks (food/beverage, insurance, utilities) led international markets during a challenging time for investors. But, as was the case in the U.S., information technology, consumer electronics, telecommunications and media sectors fell under significant pressure. Economic growth continued as industrialized international economies, with the exception of Japan, remained mostly healthy. But, leading into 2001, many of these economies began to show signs of succumbing to a global slowdown in GDP growth. In the fourth quarter of 2000, as the U.S. economy and stock market weakened, the euro rose against the dollar, but ended the year down 6%. The yen slumped 10% relative to the U.S. dollar during the last year due to Japan's economic deterioration and falling stock market.

European GDP growth (including the UK) and industrial production eased from mid-year 2000 peaks, yet remained above longer-term averages. Unemployment declined, and consumer demand stayed robust. Eurozone inflation remained above the central bank's 2.0% target, making it difficult for central banks to lower interest rates in support of economic growth, but inflation rates remained moderate. Declining U.S. economic growth and stock markets helped foster the euro appreciation against the dollar. Japanese economic growth and industrial production disappointed while the country's unemployment stayed high and consumer demand low. Japanese bankruptcies and banks' problem loans also increased. Poor stock market performance and the lingering recession weakened the yen further against the U.S. dollar.

In U.S. dollar terms, almost all major international indexes were down for the period with the severity of each directly correlated with their degree of exposure to technology, media and telecommunications stocks. The EAFE Small-Cap Index managed to provide positive returns, outperforming its larger-cap and emerging markets counterparts. As such, the Fund's exposure to this asset class provided a cushion against nearly across-the-board declines. The year began strongly for emerging market equities as they benefitted from aggressive easing of monetary policy by the U.S. Federal Reserve Board. However, increasing fears of slowing growth, global weakness in the technology and telecommunications sectors, and considerable economic turmoil in Turkey and Argentina led to declines in most emerging markets equities.

The MEMBERS International Stock Fund posted a total return for the period of -6.96% (Class A shares at net asset value), outperforming the -8.35% average of similar funds as represented by the Lipper International Mutual Fund Index. This relative out-performance was mostly attributable to the diversified nature of the fund which includes exposure to smaller company stocks. For the six-month period, the MSCI World EX US Small Cap Index led with a return of +0.74%, the MSCI EAFE Index returned -7.98%, and the MSCI Emerging Markets Index managed to place between the two, albeit by a small margin, by posting a return of -7.39%.

While we are concerned about continuing swings in market sentiment and the mixed indicators of near-term economic prospects, we believe the portfolio is well positioned for the long term. The Fund's relative value style positions it in the stocks of well-managed business with strong cash flows and modest debt levels. As such, the portfolio contains stocks of companies with relatively consistent earnings streams and lower valuations, which should help enable the Fund to better weather potential near-term fluctuations. We believe MEMBERS International Stock Fund will continue to benefit from this disciplined fundamental approach.

MEMBERS Capital Advisors' Stock Portfolio
     Management Team -- Advisor
Lazard Asset Management -- Subadvisor

                             Fund Performance Review
                            International Stock Fund

                 International Stock Fund Cumulative Performance
                           of $10,000 Since Inception

[GRAPHIC]
At this place, the shareholder report shows a line chart which shows the following:

Class A Shares............................................................$9,678
Class B Shares............................................................$9,703
Morgan Stanley Capital International Europe, Asia &
 Far East Index..........................................................$12,257

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the EAFE Index return does not reflect expenses or sales charges.

                            International Stock Fund
                   Geographical Diversification of Investments


[GRAPHIC]
At this place, the shareholder report contains a pie chart showing the following: Sweden 3%, Spain 3%, Italy 3%, Netherlands 10%, France 10%, United Kingdom 19%, Germany 5%, Japan 15%, Cash and Other Assets 3%, Other Countries 29%.

          MEMBERS International Stock Fund Average Annual Total Return

                                                         % Return Without Sales Charge     % Return After Sales Charge***
                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/01         to 4/30/01+        4/30/01         to 4/30/01+
                                                           -------         -----------        -------         -----------
Class A Shares*                                            -12.28%             0.65%          -16.96%            -0.98%
Class B Shares**                                           -12.98             -0.10           -16.90             -0.90
Lipper International Stock Fund Index                      -16.52              6.36              --                --
Morgan Stanley Capital International Europe,
 Asia & Far East Index                                     -16.09              6.29              --                --

* Maximum Sales Charge is 5.3% for A Shares.
** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
*** Assuming  Maximum Sales Charge.
+ Funds commenced  operations on December 29, 1997.

            CASH RESERVES FUND-- Portfolio of Investments (Unaudited)

                                                      Value
Par Value                                             (Note 2)

COMMERCIAL PAPER (A) - 57.98%

           Capital Goods - 3.32%
$ 500,000  Emerson Electric Co.
           4.760%, due 05/31/01                   $     498,017

           Chemicals - 2.84%
  425,000  E.I. du Pont de Nemours & Co.
           4.980%, due 05/03/01                         424,882

           Communication Services - 3.33%
  500,000  BellSouth Corp.
           4.730%, due 05/29/01                         498,161

           Consumer Services - 3.64%
  550,000  Deere & Co.
           4.200%, due 07/17/01                         545,059

           Consumer Staples - 5.99%
  450,000  Anheuser-Busch Cos., Inc.
           4.910%, due 05/24/01                         448,588
  450,000  Coca-Cola Co.
           5.100%, due 05/24/01                         448,534
                                                        897,122

           Finance - 30.06%
  575,000  American Express Credit Corp.
           4.630%, due 06/26/01                         570,859
  550,000  American General Finance Corp.
           4.640%, due 06/20/01                         546,456
  550,000  Caterpillar Financial Services
           4.400%, due 06/04/01                         547,714
  500,000  Ford Motor Credit Co.
           4.630%, due 07/02/01                         496,013
  475,000  General Electric Capital Corp.
           5.220%, due 05/09/01                         474,449
  550,000  General Motors Acceptance Corp.
           4.500%, due 07/06/01                         545,462
  400,000  Goldman Sachs Group, Inc.
           6.020%, due 05/10/01                         399,398
  425,000  Household Finance Corp.
           4.930%, due 06/05/01                         422,963
  500,000  Merrill Lynch & Co., Inc.
           4.700%, due 05/22/01                         498,629

                                                      4,501,943

           Media - 6.14%
  425,000  McGraw-Hill Cos., Inc.
           6.140%, due 06/12/01                         421,956
  500,000  Walt Disney Co.
           4.720%, due 06/05/01                         497,705

                                                        919,661

           Transportation - 2.66%
  400,000  United Parcel Service America, Inc.
           4.640%, due 06/01/01                         398,402

           Total Commercial Paper                     8,683,247
           ( Cost $8,683,247 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 38.17%

           Federal Farm Credit Bank - 12.02%
$1,800,000 4.530%, due 05/01/01                   $   1,800,000

           Federal Home Loan Mortgage Corp. - 7.98%
  450,000  5.170%, due 05/17/01                         448,966
  350,000  4.720%, due 06/07/01                         348,302
  400,000  4.800%, due 06/14/01                         397,663

                                                      1,194,931

           Federal National Mortgage Association - 18.17%
  500,000  4.130%, due 07/26/01                         495,073
  500,000  5.380%, due 05/01/01                         500,000
  227,000  5.180%, due 05/03/01                         226,935
  415,000  4.790%, due 06/25/01                         411,963
  600,000  4.130%, due 07/19/01                         594,562
  500,000  4.080%, due 09/06/01                         492,747

                                                      2,721,280

           Total U.S. Government and
           Agency Obligations                         5,716,211
           ( Cost $5,716,211 )

   Shares

INVESTMENT COMPANY - 4.61%

  690,362  SSGA Prime Money Market Fund                 690,362

           Total Investment Company                     690,362
           ( Cost $690,362 )

Par Value

CERTIFICATE OF DEPOSIT - 1.67%

$ 250,000  State Street Eurodollar                      250,000

           Total Certificate of Deposit                 250,000
           ( Cost $250,000 )

TOTAL INVESTMENTS - 102.43%                          15,339,820
( Cost $15,339,820** )
NET OTHER ASSETS AND LIABILITIES - (2.43)%             (364,226)
TOTAL NET ASSETS - 100.00%                        $  14,975,594

** Aggregate cost for Federal tax purposes.
(A) Rate noted represents annualized yield at time of purchase.

                BOND FUND-- Portfolio of Investments (Unaudited)

                                                        Value
Par Value                                             (Note 2)

ASSET BACKED - 5.41%

           Mortgage Related - 5.41%
$ 550,000  ABSC Long Beach Home Equity Trust,
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $     567,567
  600,000  Conseco Finance Securitizations Corp.,
           Series 2001-1, Class M1
           7.535%, due 07/01/32                         587,440
  200,000  Green Tree Home Equity Loan Trust,
           Series 1999-A, Class B1
           8.970%, due 11/15/27                         205,390
  500,000  Residental Funding Mortgage Securites Corp.,
           Series 2000-HI2, Class AI3
           7.900%, due 02/25/15                         518,373

           Total Asset Backed                         1,878,770
           ( Cost $1,875,485 )

COMMERCIAL MORTGAGE BACKED - 6.38%

           Mortgage Related - 6.38%
  600,000  Banc America Large Loan, Inc.,
           Series 2001, Class A2
           6.490%, due 12/13/16                         592,945
  500,000  Chase Commercial Mortgage Securities Corp.,
           Series 2000-1, Class A2
           7.757%, due 04/15/32                         538,197
  650,000  First Union National Bank Of America,
           Series 2001-C1, Class E
           6.624%, due 03/15/33                         629,230
  441,307  Morgan Stanley Capital I Inc.,
           Series 1999-CAM1, Class A2
           6.760%, due 03/15/32                         454,554

           Total Commercial Mortgage Backed           2,214,926
           ( Cost $2,210,741 )

CORPORATE NOTES AND BONDS - 27.63%

           Chemicals - 1.21%
  250,000  Dow Chemical Co., Debenture
           7.375%, due 11/01/29                         255,887
  165,000  Eastman Chemical Co.
           6.375%, due 01/15/04                         163,322

                                                        419,209

           Consumer Services - 0.93%
  319,000  Compaq Computer Corp.
           7.450%, due 08/01/02                         322,068

           Consumer Staples - 0.71%
  250,000  Kellogg Co., 144A (C)
           6.000%, due 04/01/06                         247,837

           Energy - 6.15%
  400,000  Allegheny Energy, Inc.
           7.750%, due 08/01/05                         409,415
  250,000  Coastal Corp., Senior Note
           7.500%, due 08/15/06                         260,586
  200,000  DPL, Inc., Senior Note
           8.250%, due 03/01/07                         211,155
$ 250,000  Dynergy, Inc., Senior Note
           6.875%, due 07/15/02                      $  252,929
  250,000  ENSERCH Corp.
           6.375%, due 02/01/04                         253,251
  250,000  Progress Energy Inc., Senior Note
           7.750%, due 03/01/31                         251,503
  250,000  TXU Eastern Funding Co., Senior Note (D)
           6.150%, due 05/15/02                         251,821
  250,000  Virginia Electric & Power Co., Series A,
           Senior Note
           5.750%, due 03/31/06                         245,074

                                                      2,135,734

           Finance - 11.06%
  350,000  American General Corp.
           7.500%, due 08/11/10                         373,219
  500,000  Barclays Bank PLC, 144A Step Coupon (B)(C)(D)
           8.550%, due 09/29/49                         538,797
  300,000  First Bank National Association,
           Subordinated Note
           7.550%, due 06/15/04                         315,042
  250,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                         261,567
  250,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                         246,895
  350,000  General Motors Acceptance Corp.
           6.750%, due 01/15/06                         353,736
  250,000  Goldman Sachs Group, Inc.
           7.625%, due 08/17/05                         263,579
  350,000  Heller Financial, Inc.
           8.000%, due 06/15/05                         372,120
  250,000  Household Finance Corp.
           7.875%, due 03/01/07                         267,351
  300,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                         323,577
  250,000  Verizon Global Funding Corp.,
           144A Debenture (C)
           7.750%, due 12/01/30                         262,079
  250,000  Wells Fargo & Co., Senior Note
           7.250%, due 08/24/05                         263,378

                                                      3,841,340

           Industrials - 1.33%
  150,000  Host Marriott Corp., Series B, Senior Note
           7.875%, due 08/01/08                         146,250
  300,000  International Paper Co.
           8.125%, due 07/08/05                         316,760

                                                        463,010

           Retail - 1.18%
  395,000  Safeway, Inc., Senior Note
           7.000%, due 09/15/07                         408,615

           Technology - 0.75%
  250,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                         260,035

           Telecommunications - 3.58%
  250,000  Comcast Cable Communications
           8.375%, due 05/01/07                         271,662

CORPORATE NOTES AND BONDS (continued)
           Telecommunications (continued)

$ 350,000  Cox Communications, Inc.
           7.750%, due 11/01/10                     $   365,596
  250,000  Koninklijke (Royal) KPN NV (D)
           8.375%, due 10/01/30                         232,580
  350,000  TCI Communciations, Inc., Senior Note
           8.650%, due 09/15/04                         375,403

                                                      1,245,241

           Transportation - 0.73%
  250,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                         253,120

           Total Corporate Notes and Bonds            9,596,209
           ( Cost $9,373,805 )

MORTGAGE BACKED - 27.63%

           Federal Home Loan Mortgage Corp. - 5.81%
  500,000  6.500%, due 07/15/09                         497,772
  395,383  8.000%, due 06/01/30                         409,363
  511,827  7.000%, due 03/01/31                         516,819
  600,000  6.500%, due 05/01/31 TBA                     594,000

                                                      2,017,954

           Federal National Mortgage Association - 9.63%
  525,440  6.100%, due 04/01/11                         527,242
  600,000  6.000%, due 03/01/16 TBA                     594,938
1,000,000  6.000%, due 05/01/21 TBA                     977,969
  224,164  8.000%, due 05/01/30                         231,954
  252,459  7.500%, due 06/01/30                         257,757
  749,007  7.000%, due 03/01/31                         755,765

                                                      3,345,625

           Government National Mortgage Association - 12.19%
  445,441  8.000%, due 10/20/15                         461,438
  500,000  7.500%, due 01/20/26                         515,365
  388,623  8.000%, due 04/15/30                         402,092
  430,422  7.500%, due 05/20/30                         439,253
  399,944  8.000%, due 05/20/30                         412,313
  219,205  7.500%, due 06/20/30                         223,702
  872,578  7.500%, due 08/20/30                         890,482
  900,000  6.500%, due 04/20/31                         888,619

                                                      4,233,264

           Total Mortgage Backed                      9,596,843
           ( Cost $9,481,559 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 28.55%

           Federal Home Loan Bank - 1.41%
  500,000  5.840%, due 02/20/07                         489,985

           Federal Home Loan Mortgage Corp. - 1.91%
  250,000  6.375%, due 11/15/03                         258,774
  399,708  7.000%, due 03/01/31                         403,378

                                                        662,152

           Federal National Mortgage Association - 6.99%
  250,000  5.000%, due 02/14/03                         251,602
  500,000  4.750%, due 03/15/04                         496,576
  295,000  6.290%, due 01/22/08                         293,648
  520,000  6.110%, due 09/24/08                         512,818
  300,000  6.110%, due 01/15/09                         296,350
  600,000  5.500%, due 03/15/11                         574,381

                                                      2,425,375

           Small Business Administration - 2.20%
$     684  7.125%, due 11/25/22                   $         684
  477,060  7.000%, due 04/25/24                         473,873
  289,901  6.250%, due 07/25/25                         290,180

                                                        764,737

           U.S. Treasury Notes - 3.35%
1,100,000  6.250%, due 02/15/07                       1,164,616

           U.S. Treasury Bonds - 12.69%
  500,000  10.750%, due 02/15/03                        554,512
  500,000  11.125%, due 08/15/03                        571,602
  500,000  10.750%, due 08/15/05                        610,937
  500,000   9.125%, due 05/15/09                        560,215
2,000,000   6.250%, due 05/15/30                      2,109,688

                                                      4,406,954

           Total U.S. Government and
           Agency Obligations                         9,913,819
           (Cost $9,830,858)

COMMERCIAL PAPER (A) - 1.72%

           Finance - 1.72%
  600,000  Goldman Sachs Group, Inc.
           4.470%, due 05/17/01                         598,808

           Total Commercial Paper                       598,808
           ( Cost $598,808 )

   Shares
INVESTMENT COMPANY - 4.84%
1,679,294  SSGA Prime Money Market Fund               1,679,294

           Total Investment Company                   1,679,294
           ( Cost $1,679,294 )

Par Value
CERTIFICATE OF DEPOSIT - 3.74%

$1,300,000 State Street Eurodollar                    1,300,000

           Total Certificate of Deposit               1,300,000
           ( Cost $1,300,000 )
TOTAL INVESTMENTS - 105.90%                          36,778,669
( Cost $36,350,550** )
NET OTHER ASSETS AND LIABILITIES - (5.90)%           (2,048,996)
TOTAL NET ASSETS - 100.00%                        $  34,729,673

** Aggregate cost for Federal tax purposes.

(A) Rate noted represents annualized yield at time of purchase. date, at which time the stated coupon rate becomes effective rate.

(B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 2.95% of total net assets.

TBA To Be Announced.

              BALANCED FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 55.57%

           Basic Materials - 1.47%
   18,000  Dow Chemical Co.                       $     602,100
   19,000  Rohm and Haas Co.                            653,030
    9,500  Willamette Industries, Inc.                  462,175

                                                      1,717,305

           Capital Goods - 5.69%
   19,000  Dover Corp.                                  742,330
   11,500  Emerson Electric Co.                         766,475
   16,000  Honeywell International, Inc.                782,080
   10,500  Illinois Tool Works, Inc.                    665,490
    7,000  Minnesota Mining and Manufacturing Co.       833,070
   40,000  Pall Corp.                                   938,800
   18,000  Tyco International, Ltd.                     960,660
   12,000  United Technologies Corp.                    936,960

                                                      6,625,865

           Communication Services - 3.57%
   14,000  ALLTEL Corp.                                 764,540
   27,984  AT&T Corp.                                   623,484
   26,000  Sprint Corp. (FON Group)                     555,880
   16,020  Verizon Communications                       882,221
   21,000  Vodafone Group, PLC, ADR                     635,880
   17,270  Williams Communications Group, Inc. *         78,062
   34,000  WorldCom, Inc. *                             620,500

                                                      4,160,567

           Consumer Cyclical - 4.77%
   39,700  IMS Health, Inc.                           1,089,765
    7,600  Lowe's Cos., Inc.                            478,800
   41,200  PRIMEDIA, Inc. *                             306,116
   57,200  Target Corp.                               2,199,340
   27,600  Tiffany & Co.                                894,792
   11,300  Wal-Mart Stores, Inc.                        584,662

                                                      5,553,475

           Consumer Staples - 6.76%
   25,400  Cox Communications, Inc., Class A *        1,155,954
   24,800  CVS Corp.                                  1,461,960
   19,400  General Mills, Inc.                          764,554
   18,700  Kimberly-Clark Corp.                       1,110,780
   36,200  McDonald's Corp.                             995,500
   13,700  Safeway, Inc. *                              743,910
   33,200  Sara Lee Corp.                               661,012
   32,500  Walt Disney Co.                              983,125

                                                      7,876,795

           Energy - 4.18%
   11,364  BP Amoco PLC, ADR                            614,565
    8,500  Exxon Mobil Corp.                            753,100
   10,500  Kerr-McGee Corp.                             752,325
   14,900  Schlumberger, Ltd.                           987,870
    5,016  Transocean Sedco Forex, Inc.                 272,269
   18,400  Unocal Corp.                                 702,144
   24,600  USX-Marathon Group                           786,216

                                                      4,868,489

           Finance - 9.53%
   37,000  Allstate Corp.                         $   1,544,750
   15,996  Bank of America Corp.                        895,776
   22,090  Bank One Corp.                               834,339
    9,500  Chubb Corp.                                  634,125
   40,000  Citigroup, Inc.                            1,966,000
   16,500  Countrywide Credit Industries, Inc.          704,055
   12,700  FleetBoston Financial Corp.                  487,299
   14,000  Household International, Inc.                896,280
   17,250  MBIA, Inc.                                   825,413
   19,000  Morgan Stanley Dean Witter & Co.           1,193,010
   23,900  Wells Fargo & Co.                          1,122,583

                                                     11,103,630

           Healthcare - 6.91%
    6,700  Aetna, Inc. *                                188,873
   14,600  ALZA Corp. *                                 667,512
   19,400  American Home Products Corp.               1,120,350
   12,400  Baxter International, Inc.                 1,130,260
   29,100  Bristol-Myers Squibb Co.                   1,629,600
    5,100  Genzyme Corp. *                              555,747
    8,300  Glaxo Wellcome PLC, ADR                      444,631
    7,192  Johnson & Johnson                            693,884
   12,600  MedImmune, Inc. *                            493,290
   12,302  Pharmacia Corp.                              642,903
   17,900  QLT, Inc. *                                  479,362

                                                      8,046,412

           Technology - 9.98%
   15,800  3Com Corp.                                   103,016
   61,800  ADC Telecommunications, Inc. *               464,118
    7,940  Agilent Technologies, Inc. *                 309,739
    5,300  Applied Materials, Inc. *                    289,380
   20,500  Computer Sciences Corp. *                    730,415
   24,700  Conexant Systems, Inc. *                     265,525
   24,300  EMC Corp.                                    962,280
   43,800  Gateway, Inc. *                              832,200
   25,300  Hewlett-Packard Co.                          719,279
   14,900  International Business Machines Corp.      1,715,586
   50,900  Keane, Inc. *                                903,475
   30,838  Koninklijke (Royal) Philips
           Electronics N.V., ADR                        949,810
      754  McDATA Corp., Class A *                       17,214
   15,500  Micron Technology, Inc. *                    703,390
   49,500  Motorola, Inc.                               769,725
   37,123  Palm, Inc. *                                 297,355
   27,900  Texas Instruments, Inc.                    1,079,730
    8,596  VERITAS Software Corp. *                     512,408

                                                     11,624,645

           Transportation - 0.70%
    7,400  Delta Air Lines, Inc.                        325,822
   11,800  FedEx Corp. *                                496,426

                                                        822,248

           Utilities - 2.01%
   15,000  Duke Energy Corp.                            701,400
   11,000  El Paso Corp.                                756,800
   21,000  Williams Cos., Inc.                          885,570

                                                      2,343,770

           Total Common Stocks                       64,743,201
           ( Cost $62,062,448 )

ASSET BACKED - 1.69%

           Mortgage Related - 1.69%
$ 850,000  ABSC Long Beach Home Equity Trust,
           Series 2000-LB1, Class AF5
           8.050%, due 09/21/30                   $     877,150
  900,000  Conseco Finance Securitizations Corp.,
           Series 2001-1, Class M1
           7.535%, due 07/01/32                         881,160
  200,000  Green Tree Home Equity Loan Trust,
           Series 1999-A, Class B1
           8.970%, due 11/15/27                         205,390

           Total Asset Backed                         1,963,700
           ( Cost $1,979,406 )

COMMERCIAL MORTGAGE BACKED - 2.64%

           Mortgage Related - 2.64%
  900,000  Banc America Large Loan, Inc.,
           Series 2001, Class A2
           6.490%, due 12/13/16                         889,418
  500,000  Chase Commercial Mortgage Securities Corp.,
           Series 2000-1, Class A2
           7.757%, due 04/15/32                         538,197
1,000,000  First Union National Bank Of America,
           Series 2001-C1, Class E6
           624%, due 03/15/33                           968,047
  661,960  Morgan Stanley Capital I Inc.,
           Series 1999-CAM1, Class A2
           6.760%, due 03/15/32                         681,830

           Total Commercial Mortgage Backed           3,077,492
           ( Cost $3,080,454 )

CORPORATE NOTES AND BONDS - 12.48%

           Capital Goods - 0.45%
  500,000  United Technologies Corp.
           7.125%, due 11/15/10                         526,757

           Chemicals - 0.31%
  350,000  Dow Chemical Co., Debenture
           7.375%, due 11/01/29                         358,243

           Consumer Services - 0.43%
  500,000  Compaq Computer Corp.
           7.450%, due 08/01/02                         504,809

           Consumer Staples - 0.30%
  350,000  Kellogg Co., 144A (C)
           6.000%, due 04/01/06                         346,971

           Energy - 2.89%
  400,000  Allegheny Energy, Inc.
           7.750%, due 08/01/05                         409,415
  500,000  Coastal Corp., Senior Note
           7.500%, due 08/15/06                         521,173
  500,000  DPL, Inc., Senior Note
           8.250%, due 03/01/07                         527,888
  350,000  Dynergy, Inc., Senior Note
           6.875%, due 07/15/02                         354,100
           Energy (continued)
$ 350,000  Progress Energy Inc., Senior Note
           7.750%, due 03/01/31                   $     352,105
  350,000  TXU Eastern Funding Co., Senior Note (D)
           6.150%, due 05/15/02                         352,549
  350,000  Virginia Electric & Power Co.,
           Series A, Senior Note
           5.750%, due 03/31/06                         343,103
  500,000  YPF Sociedad Anonima, Yankee (D)
           8.000%, due 02/15/04                         499,168

                                                      3,359,501

           Finance - 5.49%
  500,000  Barclays Bank PLC, 144A Step Coupon (B)(C)(D)
           8.550%, due 09/29/49                         538,796
  500,000  EOP Operating LP
           8.100%, due 08/01/10                         526,822
  500,000  First Bank National Association, Subordinated Note
           7.550%, due 06/15/04                         525,070
  350,000  Ford Motor Credit Co.
           7.600%, due 08/01/05                         366,194
  350,000  General Electric Global Insurance Corp.
           7.000%, due 02/15/26                         345,653
  500,000  General Motors Acceptance Corp.
           6.750%, due 01/15/06                         505,338
  350,000  Goldman Sachs Group, Inc.
           7.625%, due 08/17/05                         369,011
  500,000  Heller Financial, Inc.
           8.000%, due 06/15/05                         531,600
  350,000  Household Finance Corp.
           7.875%, due 03/01/07                         374,292
  500,000  J.P. Morgan Chase & Co., Subordinated Note
           7.125%, due 06/15/09                         514,257
  355,000  Royal & Sun Alliance Insurance Group PLC,
           144A, Subordinated Note (C)(D)
           8.950%, due 10/15/29                         364,548
  500,000  UBS Preferred Funding Trust
           8.622%, due 10/01/10                         539,294
  350,000  Verizon Global Funding Corp.,
           144A Debenture (C)
           7.750%, due 12/01/30                         366,910
  500,000  Wells Fargo & Co., Senior Note
           7.250%, due 08/24/05                         526,755

                                                      6,394,540

           Retail - 0.27%
  300,000  Kroger Co.
           7.800%, due 08/15/07                         316,669

           Technology - 0.31%
  350,000  Lockheed Martin Corp.
           7.250%, due 05/15/06                         364,049

           Telecommunications - 1.72%
  350,000  Comcast Cable Communications
           8.375%, due 05/01/07                         380,327
  500,000  Cox Communications, Inc.
           7.750%, due 11/01/10                         522,280
  600,000  Koninklijke (Royal) KPN NV (D)
           8.375%, due 10/01/30                         558,192
  537,000  Telephone & Data Systems, Inc.
           7.000%, due 08/01/06                         546,078

                                                      2,006,877

CORPORATE NOTES AND BONDS (continued)

           Transportation - 0.31%
$ 350,000  Burlington Northern Santa Fe Corp.
           6.375%, due 12/15/05                   $     354,368

           Total Corporate Notes and Bonds           14,532,784
           ( Cost $14,174,093 )

MORTGAGE BACKED - 12.73%

           Federal Home Loan Mortgage Corp. - 2.89%
  610,262  7.500%, due 08/15/21                         627,490
  731,459  8.000%, due 06/01/30                         757,322
1,076,422  7.000%, due 03/01/31                       1,086,305
  900,000  6.500%, due 12/31/99                         891,000

                                                      3,362,117

           Federal National Mortgage Association - 5.14%
  840,704  6.100%, due 04/01/11                         843,588
  555,637  6.500%, due 09/01/15                         559,086
  900,000  6.000%, due 03/01/16 TBA                     892,406
1,400,000  6.000%, due 05/01/21 TBA                   1,369,156
  497,032  8.000%, due 09/01/29                         513,559
  589,071  7.500%, due 06/01/30                         601,434
1,198,411  7.000%, due 03/01/31                       1,209,224

                                                      5,988,453

           Government National Mortgage Association - 4.70%
  291,359  8.000%, due 10/20/15                         301,822
  860,844  7.500%, due 05/20/30                         878,507
  399,944  8.000%, due 05/20/30                         412,313
  219,205  7.500%, due 06/20/30                         223,702
  402,307  8.000%, due 07/20/30                         414,749
  872,578  7.500%, due 08/20/30                         890,482
  861,124  7.500%, due 09/20/30                         878,793
1,500,000  6.500%, due 04/20/31                       1,481,031

                                                      5,481,399

           Total Mortgage Backed                     14,831,969
           ( Cost $14,632,306 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.97%

           Federal Home Loan Bank - 0.21%
  250,000  5.840%, due 02/20/07                         244,992

           Federal Home Loan Mortgage Corp. - 2.09%
2,350,000  6.375%, due 11/15/03                       2,432,476

           Federal National Mortgage Association - 1.28%
  350,000  5.000%, due 02/14/03                         352,243
  300,000  6.290%, due 01/22/08                         298,625
  300,000  6.110%, due 09/24/08                         295,857
  500,000  7.250%, due 01/15/10                         541,899

                                                      1,488,624

           Small Business Administration - 0.93%
  408,390  7.000%, due 04/25/24                         405,662
  677,429  7.250%, due 07/25/25                         678,080

                                                      1,083,742

           U.S. Treasury Notes - 4.88%
$ 500,000  5.500%, due 08/31/01                   $     502,304
3,000,000  6.500%, due 02/15/10                       3,231,366
2,000,000  5.000%, due 02/15/11                       1,948,750

                                                      5,682,420

           U.S. Treasury Bonds - 3.58%
  500,000  10.750%, due 02/15/03                        554,512
1,500,000  11.125%, due 08/15/03                      1,714,804
  500,000  10.750%, due 08/15/05                        610,937
  500,000  9.125%, due 05/15/09                         560,215
  700,000  6.250%, due 05/15/30                         738,391

                                                      4,178,859

           Total U.S. Government and
           Agency Obligations                        15,111,113
           (Cost $14,821,350)

COMMERCIAL PAPER (A) - 0.77%

           Finance - 0.77%
  900,000  Goldman Sachs Group, Inc.
           4.470%, due 05/17/01                         898,212

           Total Commercial Paper                       898,212
           ( Cost $898,212 )

   Shares
INVESTMENT COMPANY - 4.93%

5,745,162  SSGA Prime Money Market Fund               5,745,162

           Total Investment Company                   5,745,162
           ( Cost $5,745,162 )

Par Value
CERTIFICATE OF DEPOSIT - 1.80%
$2,100,000 State Street Eurodollar                    2,100,000

           Total Certificate of Deposit               2,100,000
           ( Cost $2,100,000 )

TOTAL INVESTMENTS - 105.58%                         123,003,633
(Cost $119,493,431**)
NET OTHER ASSETS AND LIABILITIES - (5.58)%           (6,505,803

TOTAL NET ASSETS - 100.00%                         $116,497,830
                                                  =============

* Non-income producing.

** Aggregate cost for Federal tax purposes.

(B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 1.99% of total net assets.

ADR American Depository Receipt.

TBA To Be Announced.

            HIGH INCOME FUND-- Portfolio of Investments (Unaudited)

                                                        Value
Par Value                                              (Note 2)

CORPORATE NOTES AND BONDS - 87.18%

           Basic Materials - 3.69%
$  50,000  Applied Extrusion Technologies, Inc.,
           Series B, Senior Note
           11.500%, due 04/01/02                   $     44,500
   90,000  Buckeye Technologies, Inc.,
           Senior Subordinated Note
           9.250%, due 09/15/08                          90,225
  110,000  Dresser, Inc., 144A Senior
           Subordinated Note (C)
           9.375%, due 04/15/11                         112,200
   70,000  FiberMark,Inc., 144A Senior Note (C)
           10.750%, due 04/15/11                         70,525
   50,000  FiberMark, Inc., Series B, Senior Note
           9.375%, due 10/15/06                          48,000
  215,000  Huntsman ICI Chemicals LLC,
           Senior Subordinated Note
           10.125%, due 07/01/09                        219,300
   40,000  Lear Corp., Senior Subordinated Note
           8.250%, due 02/01/02                          39,950
   55,000  Lear Corp., Senior Subordinated Note
           9.500%, due 07/15/06                          57,337
   65,000  Sovereign Specialty Chemicals, Inc.,
           Senior Subordinated Note
           11.875%, due 03/15/10                         62,075
   70,000  Synthetic Industries, Inc., 144A (C)
           13.000%, due 06/14/08                         68,950
   95,000  U.S. Timberlands Klam/Fin, Senior Note
           9.625%, due 11/15/07                          77,900

                                                        890,962

           Building and Construction - 4.45%
  100,000  American Standard, Inc., Senior Note
           7.125%, due 02/15/03                          99,500
  130,000  American Standard, Inc., Senior Note
           7.375%, due 02/01/08                         128,700
   25,000  American Standard, Inc., Senior Note
           7.625%, due 02/15/10                          24,750
  105,000  Atrium Cos., Inc., Series B,
           Senior Subordinated Note
           10.500%, due 05/01/09                         82,425
   50,000  Building Materials Corp.,
           Series B, Senior Note
           7.750%, due 07/15/05                          28,500
  130,000  Building Materials Corp.,
           Series B, Senior Note
           8.625%, due 12/15/06                          71,500
   50,000  Building Materials Corp.,
           Series B, Senior Note
           8.000%, due 10/15/07                          27,000
  105,000  D. R. Horton, Inc.,
           Senior Subordinated Note
           9.750%, due 09/15/10                         107,625
   70,000  D. R. Horton, Inc.,
           Senior Subordinated Note
           9.375%, due 03/15/11                          69,300
  125,000  Formica Corp., Series B,
           Senior Subordinated Note
           10.875%, due 03/01/09                         83,125
           Building and Construction (continued)
$  60,000  Lennar Corp., Series B, Senior Note
           9.950%, due 05/01/10                        $ 66,000
  180,000  MMI Products, Inc., Series B,
           Senior Subordinated Note
           11.250%, due 04/15/07                        177,750
   70,000  Nortek, Inc., Series B, Senior Note
           9.250%, due 03/15/07                          68,425
   40,000  Nortek, Inc., Series B, Senior Note
           8.875%, due 08/01/08                          38,200

                                                      1,072,800

           Chemicals and Drugs - 0.97%
   45,000  Avecia Group PLC (D)
           11.000%, due 07/01/09                         47,475
   95,000  Lyondell Chemical Co., Series A,
           Senior Note)
           9.625%, due 05/01/07                          98,325
   15,000  Lyondell Chemical Co., Series B,
           Senior Note
           9.875%, due 05/01/07                          15,525
   50,000  PMD Group, Inc., 144A Senior
           Subordinated Note (C)
           11.000%, due 02/28/11                         51,500
    5,000  Sterling Chemicals, Inc., Series B,
           Senior Note
           12.375%, due 07/15/06                          3,950
   90,000  Sterling Chemicals, Inc., Series A,
           Senior Subordinated Note
           11.250%, due 04/01/07                         18,000

                                                        234,775

           Communication - 10.43%
  215,000  Alamosa PCS Holdings Inc., Step Coupon
           Senior Discount Note (B)
           12.875%, due 02/15/10                        111,800
  150,000  Allegiance Telecom, Inc., Series B,
           Step Coupon Senior Discount Note (B)
           11.750%, due 02/15/08                         94,500
   20,000  Allegiance Telecom, Inc., Senior Note)
           12.875%, due 05/15/08                         18,800
   85,000  American Tower Corp., 144A Senior Note (C)
           9.375%, due 02/01/09                          84,787
  130,000  Centennial Cellular Operating Co.,
           Senior Subordinated Note
           10.750%, due 12/15/08                        122,200
  140,000  Charter Commercial Holdings LLC,
           Senior Note
           8.250%, due 04/01/07                         135,450
  260,000  Charter Commercial Holdings LLC,
           Step Coupon Senior Discount Note (B)
           9.920%, due 04/01/11                         185,900
  135,000  Dolphin Telecom PLC, Step Coupon
           Senior Discount Note (B)(D)
           11.500%, due 06/01/08                          9,619
   25,000  Dolphin Telecom PLC, Series B, Step Coupon
           Senior Discount Note (B)(D)
           14.000%, due 05/15/09                          2,094
$ 165,000  Emmis Escrow Corp.,
           Senior Discount Note 144A (C)
           12.500%, due 03/15/11                    $    93,225
   15,000  Esprit Telecom Group PLC,
           Yankee Senior Note (D)(E)
           10.875%, due 06/15/08                            300
   55,000  Exodus Communications, Inc., Senior Note
           11.250%, due 07/01/08                         42,625
   45,000  Exodus Communications, Inc., Senior Note
           10.750%, due 12/15/09                         34,200
   55,000  Exodus Communications, Inc., Senior Note
           11.625%, due 07/15/10                         43,450
   55,000  FairPoint Communications, Inc.,
           Series B, Senior Subordinated Note
           9.500%, due 05/01/08                          42,350
   95,000  Hermes Europe Railtel B.V.,
           Yankee Senior Note (D)
           10.375%, due 01/15/09                         28,500
  120,000  ICG Holdings, Inc., Step Coupon
           Senior Discount Note (B)
           12.500%, due 05/01/06                          7,200
   25,000  ITC DeltaCom, Inc., Senior Note
           11.000%, due 06/01/07                         17,500
   70,000  ITC DeltaCom, Inc., Senior Note
           9.750%, due 11/15/08                          46,200
   10,000  Lenfest Communications,
           Inc., Senior Note
           8.375%, due 11/01/05                          10,782
   35,000  Lenfest Communications, Inc.,
           Senior Subordinated Note
           10.500%, due 06/15/06                         40,765
   50,000  Lenfest Communications, Inc.,
           Senior Subordinated Note
           8.250%, due 02/15/08                          52,348
   75,000  Millicom International Cellular S.A.,
           Step Coupon Senior Discount Note (B)(D)
           13.500%, due 06/01/01                         62,250
   15,000  NEON Communications, Inc., Senior Note
           12.750%, due 08/15/08                          6,150
  100,000  Nextel Communications, Inc.,
           Step Coupon Senior Discount Note (B)
           9.750%, due 10/31/07                          68,750
  265,000  Nextel Communications, Inc.,
           Step Coupon Senior Discount Note (B)
           9.950%, due 02/15/08                         176,225
  135,000  Nextel Communications, Inc.,
           144A Senior Note (C)
           9.500%, due 02/01/11                         111,375
   45,000  Nextel International, Inc., Step Coupon
           Senior Discount Note (B)
           12.125%, due 04/15/08                         19,800
   25,000  NEXTLINK Communications, Inc.,
           Senior Note
           9.625%, due 10/01/07                          12,250
  210,000  NEXTLINK Communications, Inc.,
           Senior Note
           10.750%, due 06/01/09                        103,950
$  90,000  Rural Cellular Corp., Series B,
           Senior Subordinated Note
           9.625%, due 05/15/08                      $   81,900
  125,000  Spanish Broadcasting Systems, Inc.,
           Senior Subordinated Note
           9.625%, due 11/01/09                         111,250
   25,000  Telesystem International Wireless, Inc.,
           Series B, Step Coupon Senior
           Discount Note (B)(D)
           13.250%, due 06/30/07                          3,875
   55,000  Telewest Communications PLC,
           Yankee Senior Note (D)
           9.625%, due 10/01/06                          50,325
   40,000  Telewest Communications PLC,
           Senior Discount Note (D)
           11.000%, due 10/01/07                         38,500
   60,000  Telewest Communications PLC, Step
           Coupon Senior Discount Note (B)(D)
           9.250%, due 04/15/09                          33,900
   30,000  Telewest Communications PLC, Senior Note (D)
           9.875%, due 02/01/10                          27,375
   75,000  Telewest Communications PLC, 144A Step
           Coupon Senior Discount Note (B)(C)(D)
           11.375%, due 02/01/10                         42,187
   70,000  Triton PCS Holdings, Inc., Step Coupon
           Senior Subordinated Discount Note (B)
           11.000%, due 05/01/08                         54,950
   55,000  United Pan-Europe Communications N.V.,
           Series B, Step Coupon Senior
           Discount Note (B)(D)
           13.750%, due 02/01/10                         17,875
  130,000  UnitedGlobalCom, Inc., Series B, Step
           Coupon Senior Secured Discount Note (B)
           10.750%, due 02/15/03                         63,700
  200,000  Versatel Telecom International N.V.,
           Yankee Senior Note (D)
           13.250%, due 05/15/08                         84,000
   25,000  Viatel, Inc., Step Coupon Senior
           Discount Note (B)
           12.500%, due 04/15/08                          2,313
  110,000  Western Wireless Corp., Senior
           Subordinated Note
           10.500%, due 02/01/07                        112,200
   10,000  Williams Communications Group, Inc.,
           144A Senior Note (C)
           11.700%, due 08/01/08                          4,700

                                                      2,514,395

           Consumer Cyclical - 0.85%
   90,000  MediaCom LLC, 144A Senior Note (C)
           9.500%, due 01/15/13                          87,750
  140,000  WestPoint Stevens, Inc., Senior Note
           7.875%, due 06/15/05                          82,950
   60,000  WestPoint Stevens, Inc., Senior Note
           7.875%, due 06/15/08                          34,800

                                                        205,500

           Consumer Services - 2.56%
$  40,000  Eldorado Resorts LLC,
           Senior Subordinated Note
           10.500%, due 08/15/06                     $   40,650
  175,000  Fleming Companies, Inc.,
           Senior Note 144A (C)
           10.125%, due 04/01/08                        182,437
   60,000  Iron Mountain, Inc.,
           Senior Subordinated Note
           10.125%, due 10/01/06                         63,750
   65,000  Iron Mountain, Inc.,
           Senior Subordinated Note
           8.750%, due 09/30/09                          66,138
   55,000  Michael Foods, Inc., 144A Senior
           Subordinated Note (C)
           11.750%, due 04/01/11                         57,750
  125,000  Prime Hospitality Corp., Series B,
           Senior Subordinated Note
           9.750%, due 04/01/07                         127,188
   75,000  Unisys Corp., Senior Note
           11.750%, due 10/15/04                         78,750

                                                        616,663

           Consumer Staples - 2.52%
   75,000  7-Eleven, Inc., Senior Subordinated Debenture
           5.000%, due 12/15/03                          68,250
   30,000  Fage Dairy Industries S.A., Senior Note (D)
           9.000%, due 02/01/07                          26,438
   90,000  Finlay Enterprises, Inc., Senior Note
           9.000%, due 05/01/08                          82,912
  115,000  Remington Products Co. LLC, Series B,
           Senior Subordinated Note
           11.000%, due 05/15/06                        109,250
  200,000  Samsonite Corp., Senior Subordinated Note
           10.750%, due 06/15/08                        160,000
  165,000  Simmons Co., Series B,
           Senior Subordinated Note
           10.250%, due 03/15/09                        160,875

                                                        607,725

           Containers/Packaging - 2.41%
  105,000  Ball Corp., Senior Subordinated Note
           8.250%, due 08/01/08                         106,575
  100,000  Consolidated Container Co. LLC, Senior Note
           10.125%, due 07/15/09                         99,250
   35,000  Gaylord Container Corp., Series B,
           Senior Note
           9.375%, due 06/15/07                          23,100
   70,000  Gaylord Container Corp., Series B,
           Senior Note
           9.750%, due 06/15/07                          47,250
  110,000  Gaylord Container Corp., Series B,
           Senior Subordinated Note
           9.875%, due 02/15/08                          34,650
  255,000  Riverwood International Corp.,
           Senior Note
           10.250%, due 04/01/06                        260,100
   10,000  U.S. Can Corp., Series B,
           Senior Subordinated Note
           12.375%, due 10/01/10                          9,800

                                                        580,725

           Defense Electronics - 0.55%
$ 125,000  L-3 Communications Corp., Series B,
           Senior Subordinated Note
           10.375%, due 05/01/07                      $ 133,125

           Durable Goods - 0.72%
   65,000  Hayes Wheels International, Inc.,
           Senior Note
           11.000%, due 07/15/06                         59,150
   50,000  International Knife & Saw, Inc.,
           Senior Subordinated Note
           11.375%, due 11/15/06                         23,000
   35,000  Motors and Gears, Inc., Series D,
           Senior Note
           10.750%, due 11/15/06                         34,650
   20,000  Oxford Automotive, Inc., Series D,
           Senior Subordinated Note
           10.125%, due 06/15/07                         11,800
   65,000  Simonds Industries, Inc.,
           Senior Subordinated Note
           10.250%, due 07/01/08                         45,500

                                                        174,100

           Energy - 4.56%
  140,000  AES Corp., Senior Note
           8.875%, due 02/15/11                         140,700
   90,000  Anacomp, Inc., Series B,
           Senior Subordinated Note (E)
           10.875%, due 04/01/04                         18,000
  120,000  Chesapeake Energy Corp., Series B,
           Senior Note
           9.625%, due 05/01/05                         130,950
   70,000  Chesapeake Energy Corp.,
           144A Senior Note (C)
           8.125%, due 04/01/11                          67,988
   75,000  Clark R&M, Inc., Senior Note
           8.625%, due 08/15/08                          58,875
   45,000  Continental Resources, Inc.,
           Senior Subordinated Note
           10.250%, due 08/01/08                         39,150
   45,000  Forest Oil Corp.,
           Senior Subordinated Note
           10.500%, due 01/15/06                         48,263
  125,000  HS Resources, Inc.,
           Senior Subordinated Note
           9.250%, due 11/15/06                         130,625
   85,000  P&L Coal Holdings Corp., Series B,
           Senior Note
           8.875%, due 05/15/08                          88,825
  200,000  P&L Coal Holdings Corp., Series B,
           Senior Subordinated Note
           9.625%, due 05/15/08                         210,000
   60,000  Pioneer Natural Resources Co.,
           Senior Note
           9.625%, due 04/01/10                          65,673
   80,000  SESI L.L.C., 144A Senior Note (C)
           8.875%, due 05/15/11                          80,578
   20,000  Triton Energy Ltd., Senior Note (D)
           8.875%, due 10/01/07                          20,800

                                                      1,100,427

           Finance - 3.28%
$  30,000  DTI Holdings, Inc., Series B,
           Step Coupon Senior Discount Note (B)
           12.250%, due 03/01/08                      $  10,912
  230,000  Global Crossing Holdings, Ltd.,
           Senior Note (D)
           9.625%, due 05/15/08                         218,500
   30,000  Madison River Capital/Madison River
           Financial, Series B, Senior Note
           13.250%, due 03/01/10                         20,100
  195,000  Ono Finance PLC, Senior Note (D)
           13.000%, due 05/01/09                        156,000
      150  Ono Finance PLC, Series A
           144A Zero Coupon (C)(D)
           0.000%, due 05/31/09                           5,250
   45,000  Ono Finance PLC, 144A Senior Note (C)(D)
           14.000%, due 02/15/11                         40,050
  170,000  Silgan Holdings, Inc.,
           Senior Subordinated Debenture
           9.000%, due 06/01/09                         170,000
  160,000  Thermadyne Holdings Corp., Step Coupon
           Senior Discount Note (B)
           12.500%, due 06/01/08                          2,000
   80,000  Thermadyne Manufacturing LLC /
           Capital Corp., Senior Subordinated Note
           9.875%, due 06/01/08                          26,400
  145,000  Willis Corroon Corp.,
           Senior Subordinated Note
           9.000%, due 02/01/09                         142,100

                                                        791,312

           Health Care Services - 4.13%
   90,000  Alaris Medical Systems, Inc.,
           Senior Subordinated Note
           9.750%, due 12/01/06                          60,750
   35,000  Alaris Medical, Inc., Step Coupon
           Senior Discount Note (B)
           11.125%, due 08/01/08                          5,250
   85,000  Alliance Imaging, Inc., 144A
           Senior Subordinated Note (C)
           10.375%, due 04/15/11                         86,275
  125,000  Beverly Enterprises, Inc.,
           144A Senior Note (C)
           9.625%, due 04/15/09                         125,937
  235,000  HCA-Healthcare Co., Senior Note
           7.875%, due 02/01/11                         239,251
   30,000  Prime Medical Services, Inc.,
           Senior Subordinated Note
           8.750%, due 04/01/08                          25,800
  215,000  Tenet Healthcare Corp., Senior Note
           8.000%, due 01/15/05                         222,525
  225,000  Triad Hospitals, Inc., 144A Senior Note (C)
           8.750%, due 05/01/09                         229,500

                                                        995,288

           Industrials - 1.63%
$  35,000  Actuant Corp., 144A Senior
           Subordinated Note (C)
           13.000%, due 05/01/09                      $  35,000
   60,000  Blount, Inc., Senior Note
           7.000%, due 06/15/05                          46,500
   65,000  Blount, Inc., Senior Subordinated Note
           13.000%, due 08/01/09                         35,100
   50,000  General Binding Corp., Senior Note
           9.375%, due 06/01/08                          38,500
  100,000  Moog, Inc., Series B,
           Senior Subordinated Note
           10.000%, due 05/01/06                        102,000
   75,000  Numatics, Inc., Series B,
           Senior Subordinated Note
           9.625%, due 04/01/08                          49,500
  100,000  Ocean Rig ASA, Senior Note (D)
           10.250%, due 06/01/08                         86,000

                                                        392,600

           Machinery - 2.26%
  150,000  AGCO Corp., 144A Senior Note (C)
           9.500%, due 05/01/08                         149,250
  120,000  Columbus McKinnon Corp.,
           Senior Subordinated Note
           8.500%, due 04/01/08                          98,700
   60,000  Grant Prideco, Inc., 144A Senior Note (C)
           9.625%, due 12/01/07                          63,300
  100,000  R&B Falcon Corp., Senior Note
           9.500%, due 12/15/08                         116,114
  115,000  Terex Corp., 144A Senior
           Subordinated Note (C)
           10.375%, due 04/01/11                        117,300

                                                        544,664

           Media - 2.35%
   50,000  Acme Television LLC, Series B,
           Step Coupon Senior Discount Note (B)
           10.875%, due 09/30/04                         46,250
   50,000  Allbritton Communications Co.,
           Series B, Senior Subordinated Note
           9.750%, due 11/30/07                          51,000
  155,000  AMFM, Inc.
           8.000%, due 11/01/08                         160,425
  150,000  Echostar Broadband Corp., Senior Note
           10.375%, due 10/01/07                        154,875
  155,000  Ekabel Hessen GMBH,
           144A Senior Note (C)(D)
           14.500%, due 09/01/10                        155,000

                                                        567,550

           Metals and Mining - 2.05%
   50,000  AK Steel Corp., Senior Note
           9.125%, due 12/15/06                          51,000
  125,000  Century Aluminum Co.,
           144A Senior Secured (C)
           11.750%, due 04/15/08                        131,250
$  85,000  Commonwealth Industries, Inc.,
           Senior Subordinated Note
           10.750%, due 10/01/06                      $  79,475
   60,000  Doe Run Resources Corp.,
           Series B, Senior Note
           11.250%, due 03/15/05                         18,000
   30,000  Earle M. Jorgensen Co., Series B,
           Senior Note
           9.500%, due 04/01/05                          27,000
   75,000  Kaiser Aluminum & Chemical Corp.,
           Senior Note
           9.875%, due 02/15/02                          73,875
   65,000  Metal Management, Inc.,
           Senior Subordinated Note (E)
           10.000%, due 05/15/08                            975
   30,000  Metallurg, Inc., Series B, Senior Note
           11.000%, due 12/01/07                         27,000
   50,000  Russel Metals, Inc., Yankee Senior Note (D)
           10.000%, due 06/01/09                         48,500
   55,000  WCI Steel, Inc., Series B, Senior Note
           10.000%, due 12/01/04                         36,850

                                                        493,925

           Printing - 0.82%
  110,000  Hollinger International Publishing, Inc.,
           Senior Subordinated Note
           9.250%, due 03/15/07                         113,300
   50,000  World Color Press, Inc.,
           Senior Subordinated Note
           8.375%, due 11/15/08                          50,572
   35,000  World Color Press, Inc.,
           Senior Subordinated Note
           7.750%, due 02/15/09                          34,248

                                                        198,120

           Recreation - 9.10%
  140,000  Argosy Gaming Co., Senior Note
           10.750%, due 06/01/09                        150,325
   55,000  Ameristar Casinos, Inc., 144A Senior
           Subordinated Note (C)
           10.750%, due 02/15/09                         56,375
   55,000  Autonote Corp.
           12.500%, due 08/15/10                         50,738
  150,000  Aztar Corp., Senior Subordinated Note
           8.875%, due 05/15/07                         152,437
  125,000  Boyd Gaming Corp.,
           Senior Subordinated Note
           9.500%, due 07/15/07                         120,000
  215,000  Coast Hotels and Casinos, Inc.,
           Senior Subordinated Note
           9.500%, due 04/01/09                         218,494
  165,000  HMH Properties, Inc., Series C,
           Senior Note
           8.450%, due 12/01/08                         163,762
  125,000  Horseshoe Gaming Holding Corp., Series B,
           Senior Subordinated Note
           8.625%, due 05/15/09                         125,313
$ 120,000  Isle of Capri Casinos, Inc.,
           Senior Subordinated Note
           8.750%, due 04/15/09                       $ 111,150
  140,000  Mandalay Resort Group, Senior Note
           9.500%, due 08/01/08                         148,400
  180,000  MGM Mirage, Inc.,
           Senior Subordinated Note
           9.750%, due 06/01/07                         192,600
  110,000  MGM Mirage, Inc.,
           Senior Subordinated Note
           8.375%, due 02/01/11                         110,962
  225,000  Park Place Entertainment Corp.,
           Senior Subordinated Note
           8.875%, due 09/15/08                         231,750
  110,000  Pinnacle Entertainment, Inc., Series B,
           Senior Subordinated Note
           9.250%, due 02/15/07                         110,000
   80,000  Station Casinos, Inc.,
           Senior Subordinated Note
           8.875%, due 12/01/08                          80,800
  165,000  Station Casinos, Inc.,
           Senior Subordinated Note
           9.875%, due 07/01/10                         171,394

                                                      2,194,500

           Retail - 2.13%
   75,000  Duane Reade, Inc., Senior Subordinated Note
           9.250%, due 02/15/08                          73,500
   15,000  J Crew Group, Inc., Series B, Step Coupon
           Senior Discount (B)
           13.125%, due 10/15/08                          8,250
  150,000  J Crew Operating Corp.,
           Senior Subordinated Note
           10.375%, due 10/15/07                        123,750
   40,000  Jitney-Jungle Stores of America, Inc. (E)
           12.000%, due 03/01/06                            300
   10,000  Jitney-Jungle Stores of America, Inc. (E)
           10.375%, due 09/15/07                             13
  110,000  K-Mart Corp., Senior Note
           9.375%, due 02/01/06                         112,249
  230,000  Williams Scotsman, Inc., Senior Note
           9.875%, due 06/01/07                         196,650

                                                        514,712

           Schools - 0.48%
  120,000  KinderCare Learning Centers, Inc., Series B,
           Senior Subordinated Note
           9.500%, due 02/15/09                         115,800

           Technology - 5.36%
   65,000  Amkor Technology, Inc.,
           144A Senior Note (C)
           9.250%, due 02/15/08                          61,750
  110,000  Argo-Tech Corp., Senior Subordinated Note
           8.625%, due 10/01/07                          96,250
   50,000  Argo-Tech Corp., Series D,
           Senior Subordinated Note
           8.625%, due 10/01/07                          43,750
$  95,000  BE Aerospace, Inc., Series B,
           Senior Subordinated Note
           8.000%, due 03/01/08                       $  91,675
   85,000  BE Aerospace, Inc.,
           Senior Subordinated Note
           9.500%, due 11/01/08                          87,550
   90,000  Buckeye Technologies, Inc.,
           Senior Subordinated Note
           8.000%, due 10/15/10                          84,150
   75,000  Completel Europe N.V., Series B,
           Step Coupon Senior Discount Note (B)(D)
           14.000%, due 02/15/09                         33,563
   80,000  Fisher Scientific International, Inc.,
           Senior Subordinated Note
           9.000%, due 02/01/08                          80,400
  155,000  Flextronics International Ltd.,
           Senior Subordinated Note (D)
           9.875%, due 07/01/10                         154,225
   60,000  Globix Corp., Senior Note
           12.500%, due 02/01/10                         18,300
  175,000  K & F Industries, Inc., Series B,
           Senior Subordinated Note
           9.250%, due 10/15/07                         179,812
  225,000  Level 3 Communications, Inc., Senior Note
           9.125%, due 05/01/08                         145,125
  115,000  Metromedia Fiber Network, Inc.,
           Series B, Senior Note
           10.000%, due 11/15/08                         74,462
   40,000  Metromedia Fiber Network, Inc.,
           Series B, Senior Note
           10.000%, due 12/15/09                         25,900
  235,000  PSINet, Inc., Senior Note
           11.000%, due 08/01/09                         15,275
  105,000  Unisys Corp., Senior Note
           7.875%, due 04/01/08                         100,275

                                                      1,292,462

           Telecommunications - 18.60%
  225,000  360networks, Inc., Yankee Senior Note (D)
           12.000%, due 08/01/09                         29,250
   90,000  Adelphia Business Solutions, Inc.,
           Senior Subordinated Note
           12.000%, due 11/01/07                         36,000
  125,000  Adelphia Communications Corp., Series B,
           Senior Note
           8.375%, due 02/01/08                         115,937
   60,000  Adelphia Communications Corp., Senior Note
           9.375%, due 11/15/09                          59,100
  175,000  American Cellular Corp., 144A Senior
           Subordinated Note (C)
           9.500%, due 10/15/09                         170,188
  175,000  AT&T Canada, Inc., Step Coupon
           Senior Discount Note (B)(D)
           9.950%, due 06/15/03                         143,041
  135,000  AT&T Wireless Services, Inc.,
           144A Senior Note (C)
           7.875%, due 03/01/11                         135,462
$  25,000  Avalon Cable Holdings LLC, Step Coupon
           Senior Discount Note (B)
           11.875%, due 12/01/08                      $  19,563
  125,000  Benedek Communications Corp., Step Coupon
           Senior Subordinated Discount Note (B)
           13.250%, due 05/15/06                         73,750
  100,000  Cablevision Systems Corp.,
           Senior Subordinated Note
           9.250%, due 11/01/05                         103,125
  110,000  Chancellor Corp., Series B,
           Senior Subordinated Note
           8.750%, due 06/15/07                         114,400
  120,000  Citadel Broadcasting Co.,
           Senior Subordinated Note
           9.250%, due 11/15/08                         128,400
  125,000  COLT Telecom Group PLC, Step Coupon
           Senior Discount Note (B)(D)
           12.000%, due 12/15/06                        123,750
   90,000  Crown Castle International Corp.,
           Senior Note
           10.750%, due 08/01/11                         96,075
    5,000  Cumulus Media, Inc.,
           Senior Subordinated Note
           10.375%, due 07/01/08                          4,675
   60,000  Dobson Communications Corp., Senior Note
           10.875%, due 07/01/10                         60,900
  190,000  Echostar DBS Corp., Senior Note
           9.375%, due 02/01/09                         194,275
  150,000  Energis PLC, Senior Note (D)
           9.750%, due 06/15/09                         143,438
   55,000  Focal Communications Corp., Series B,
           Step Coupon Senior Discount Note (B)
           12.125%, due 02/15/08                         16,775
   45,000  Focal Communications Corp.,
           144A Series B, Senior Note (C)
           11.875%, due 01/15/10                         22,500
  100,000  Fox Sports Networks, LLC, Senior Note
           8.875%, due 08/15/07                         102,500
   40,000  FrontierVision Holdings LP, Step Coupon
           Subordinated Note (B)
           11.875%, due 09/15/07                         40,600
   75,000  FrontierVision Operating Partners LP,
           Senior Subordinated Note
           11.000%, due 10/15/06                         77,625
   36,000  Granite Broadcasting Corp.,
           Senior Subordinated Note
           10.375%, due 05/15/05                         23,085
  175,000  GT Group Telecom, Inc., 144A Step Coupon
           Senior Discount Note (B)(C)(D)
           13.250%, due 02/01/10                         60,375
  135,000  Insight Midwest/Insight Capital, Inc.,
           Senior Note)
           9.750%, due 10/01/09                         142,763
  125,000  Jazztel PLC, Yankee Senior Note (D)
           14.000%, due 04/01/09                         68,750
  265,000  LIN Holdings Corp., Step Coupon
           Senior Discount Note (B)
           10.000%, due 03/01/08                        195,437
  129,000  Lucent Technologies, Inc., Debenture
           6.450%, due 03/15/29                          85,376
$  80,000  MGC Communications, Inc.,
           Senior Note
           13.000%, due 04/01/10                      $  20,800
  120,000  Nextel International, Inc., Senior Notes
           12.750%, due 08/01/10                         80,400
  275,000  NTL Communications Corp.,
           Step Coupon Senior Note (B)
           12.375%, due 10/01/08                        144,375
  180,000  NTL, Inc., Step Coupon Senior Note (B)
           9.750%, due 04/01/08                          98,550
  230,000  Paxson Communications Corp.,
           Senior Subordinated Note
           11.625%, due 10/01/02                        235,175
  215,000  Pecunia 1 Vermogensverwaltung,
           144A Senior Note (C)(D)
           14.000%, due 07/15/10                        218,225
   59,000  PTC International Finance II S.A.,
           144A Senior Subordinated Note (C)(D)
           11.250%, due 12/01/09                         58,410
   65,000  Spectrasite Holdings, Inc., Step Coupon
           Senior Discount Note (B)
           12.000%, due 07/15/03                         39,650
  250,000  Spectrasite Holdings, Inc., Step Coupon
           Senior Discount Note (B)
           11.250%, due 04/15/04                        132,500
   45,000  Spectrasite Holdings, Inc., Series B,
           Senior Discount Note
           10.750%, due 03/15/10                         41,850
  145,000  Tele1 Europe B.V., Yankee Senior Note (D)
           13.000%, due 05/15/09                        126,150
   70,000  TeleCorp PCS, Inc.,
           Senior Subordinated Note
           10.625%, due 07/15/10                         66,500
  150,000  Telemundo Holdings, Inc., Series B,
           Step Coupon Senior Discount Note (B)
           11.500%, due 08/15/08                        107,625
  140,000  Time Warner Telecom, Inc., Senior Note
           9.750%, due 07/15/08                         137,550
   90,000  Time Warner Telecom, Inc., Senior Note
           10.125%, due 02/01/11                         89,550
  190,000  United Pan-Europe, Series B,
           Yankee Senior Note (D)
           10.875%, due 08/01/09                        121,600
   45,000  VSTR Wire Co./VSTR Wire Holdings,
           Senior Note
           10.375%, due 11/15/09                         51,300
   55,000  XM Satellite RadIo Holdings, Inc.,
           144A Senior Note (C)
           14.000%, due 03/15/10                         31,075
  105,000  Young Broadcasting, Inc., Series B,
           Senior Subordinated
           8.750%, due 06/15/07                          97,125

                                                      4,485,525

           Transportation - 0.48%
  115,000  GulfMark Offshore, Inc., Senior Note
           8.750%, due 06/01/08                         115,000

           Waste Disposal - 0.80%
$  65,000  Allied Waste North America, Inc.,
           Series B, Senior Note
           7.625%, due 01/01/06                       $  64,025
   70,000  Allied Waste North America, Inc.,
           144A Senior Secured Note (C)
           8.875%, due 04/01/08                          72,450
   55,000  Allied Waste North America, Inc., Series B,
           Senior Subordinated Note
           10.000%, due 08/01/09                         56,856

                                                        193,331

           Total Corporate Notes and Bonds           21,025,986
           (Cost $24,015,757)

   Shares
COMMON STOCKS - 0.15%

           Communication - 0.04%
      404  Allegiance Telecom, Inc. *                     7,268
      491  Versatel Telecom International N.V., ADR *     2,180

                                                          9,448
           Retail - 0.07%
      950  Pathmark Stores, Inc. *                       18,050

           Technology - 0.04%
    3,750  Completel Europe N.V. *                        9,375

           Total Common Stocks                           36,873
           (Cost $42,369)

PREFERRED STOCK - 1.73%

           Communication - 0.14%
   46,178  Rural Cellular Corp., Series B, 11.375% PIK   34,634

           Finance - 0.48%
  120,000  Fresenius Med Care Capital Trust II, 7.75%   116,400

           Media - 0.72%
   59,316  Cablevision Systems Corp., Series M           64,061
    1,350  PRIMEDIA, Inc., Series H, 8.625%             109,350

                                                        173,411
           Telecommunications - 0.39%
   95,365  Crown Castle International Corp.,
           12.75% PIK                                    92,624

           Total Preferred Stock                        417,069
           (Cost $437,013)

WARRANTS AND RIGHTS - 0.05%

           Communication - 0.03%
      175  GT Group Telecom, Inc.                     $   4,725
       90  Jazztel PLC, 144A (C) *                        2,813

                                                          7,538
           Retail - 0.02%
      672  Pathmark Stores, Inc.                          4,092

           Telecommunications - 0.00%
       55  XM Satellite Radio Holdings, Inc. *              172

           Total Warrants and Rights                     11,802
           (Cost $6,140)

Par Value
CERTIFICATE OF DEPOSIT - 8.64%

$2,082,681 State Street Eurodollar                    2,082,681

           Total Certificate of Deposit               2,082,681
           (Cost $2,082,681)

TOTAL INVESTMENTS - 97.75%                        $  23,574,411
(Cost $26,583,960**)
NET OTHER ASSETS AND LIABILITIES - 2.25%                543,720

TOTAL NET ASSETS - 100.00%                        $  24,118,131
                                                  =============

* Non-income producing.

** Aggregate cost for Federal tax purposes.

(B) Represents securities that remain zero coupon until predetermined date, at which the stated coupon rate becomes effective rate.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.31% of total net assets.

(E) In default.

ADR American Depositary Receipt.

PIK Payment-In-Kind.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                Settlement  Local       Face               Appreciation/
Currency          Date      Amount     Amount    Value     (Depreciation)

Euro (Buy)     06/13/2001   15,959     $14,244   $14,151   $  (93)
Euro (Sell)    06/13/2001   25,000     $23,268   $22,168   $ 1,100
Pound
Sterling (Buy) 06/13/2001   10,938     $15,728   $15,628   $ (100)
Pound
Sterling (Buy) 06/13/2001   11,638     $16,607   $16,629   $   22

                                                           $  929

         GROWTH AND INCOME FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)
COMMON STOCKS - 97.65%

           Basic Materials - 2.36%
   50,000  Dow Chemical Co.                       $   1,672,500
   47,000  E.I. du Pont de Nemours & Co.              2,123,930

                                                      3,796,430

           Capital Goods - 9.53%
   65,000  Emerson Electric Co.                       4,332,250
   78,000  Honeywell International, Inc.              3,812,640
   29,000  Minnesota Mining and Manufacturing Co.     3,451,290
   48,000  United Technologies Corp.                  3,747,840

                                                     15,344,020

           Communication Services - 6.02%
   42,000  ALLTEL Corp.                               2,293,620
  110,968  AT&T Corp.                                 2,472,367
   97,000  Sprint Corp. (FON Group)                   2,073,860
   47,020  Verizon Communications                     2,589,391
   56,746  Williams Communications Group, Inc. *        256,490

                                                      9,685,728

           Consumer Cyclical - 4.85%
  145,300  Target Corp.                               5,586,785
   43,100  Wal-Mart Stores, Inc.                      2,229,994

                                                      7,816,779

           Consumer Staples - 12.61%
   69,300  General Mills, Inc.                        2,731,113
   58,200  Kimberly-Clark Corp.                       3,457,080
  150,400  Kroger Co. *                               3,397,536
  114,000  McDonald's Corp.                           3,135,000
   41,000  PepsiCo, Inc.                              1,796,210
  128,700  Sara Lee Corp.                             2,562,417
  106,700  Walt Disney Co.                            3,227,675

                                                     20,307,031

           Energy - 7.69%
   42,606  BP Amoco PLC, ADR                          2,304,132
   24,600  Exxon Mobil Corp.                          2,179,560
   40,800  Schlumberger, Ltd.                         2,705,040
   35,600  Texaco, Inc.                               2,573,168
   15,752  Transocean Sedco Forex, Inc.                 855,019
   46,100  Unocal Corp.                               1,759,176

                                                     12,376,095

           Finance - 17.15%
  130,000  Allstate Corp.                             5,427,500
   39,292  Bank of America Corp.                      2,200,352
   68,470  Bank One Corp.                             2,586,112
  105,966  Citigroup, Inc.                            5,208,229
   38,300  First Union Corp.                          1,147,851
   35,600  FleetBoston Financial Corp.                1,365,972
   54,000  Household International, Inc.              3,457,080
   68,000  Morgan Stanley Dean Witter & Co.           4,269,720
   32,000  Wachovia Corp.                             1,945,600

                                                     27,608,416

           Healthcare - 10.96%
   69,400  American Home Products Corp.               4,007,850
   46,800  Baxter International, Inc.                 4,265,820
   88,500  Bristol-Myers Squibb Co.               $   4,956,000
   30,900  Glaxo Wellcome PLC, ADR                    1,655,313
   28,600  Johnson & Johnson                          2,759,328

                                                     17,644,311

           Technology - 21.57%
   23,016  Agilent Technologies, Inc. *                 897,854
   14,700  Applied Materials, Inc. *                    802,620
   55,100  Automatic Data Processing, Inc.            2,989,175
  114,500  Compaq Computer Corp.                      2,003,750
   75,400  Computer Associates International, Inc.    2,427,126
   64,800  Computer Sciences Corp. *                  2,308,824
   57,200  EMC Corp.                                  2,265,120
   74,900  Harris Corp.                               2,153,375
   79,900  Hewlett-Packard Co.                        2,271,557
   57,300  Intel Corp.                                1,771,143
   43,300 International Business Machines Corp. 4,985,562 93,891 Koninklijke (Royal) Philips
           Electronics N.V., ADR                      2,891,843
    2,050  McDATA Corp., Class A *                       46,802
  151,700  Motorola, Inc.                             2,358,935
  102,700  Nortel Networks Corp.                      1,571,310
   77,100  Texas Instruments, Inc.                    2,983,770

                                                     34,728,766

           Transportation - 1.01%
   26,800  Burlington Northern Santa Fe Corp.           787,920
   19,000  Delta Air Lines, Inc.                        836,570

                                                      1,624,490

           Utilities - 3.90%
   72,000  Duke Energy Corp.                          3,366,720
   69,000  Williams Cos., Inc.                        2,909,730

                                                      6,276,450

           Total Common Stocks                      157,208,516
           (Cost $155,558,674)

INVESTMENT COMPANY - 3.16%

5,094,431  SSGA Prime Money Market Fund               5,094,431

           Total Investment Company                   5,094,431

           ( Cost $5,094,431 )

TOTAL INVESTMENTS - 100.81%                         162,302,947
(Cost $160,653,105**)
NET OTHER ASSETS AND LIABILITIES - (0.81)%           (1,309,792

TOTAL NET ASSETS - 100.00%                        $ 160,993,155
                                                  =============
* Non-income producing.

** Aggregate cost for Federal tax purposes.

ADR American Depository Receipt.

        CAPITAL APPRECIATION FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 97.73%

           Basic Materials - 3.03%
   30,000  Praxair, Inc.                          $   1,419,900
   38,000  Rohm and Haas Co.                          1,306,060
   16,000  Willamette Industries, Inc.                  778,400

                                                      3,504,360

           Capital Goods - 9.92%
   63,000  Dover Corp.                                2,461,410
   43,000  Illinois Tool Works, Inc.                  2,725,340
   85,000  Pall Corp.                                 1,994,950
   49,300  SCI Systems, Inc. *                        1,259,615
   57,000  Tyco International, Ltd.                   3,042,090

                                                     11,483,405

           Communication Services - 7.12%
   63,000  AT&T Wireless Group *                      1,266,300
   49,000  CenturyTel, Inc.                           1,331,820
   48,000  Sprint Corp. (PCS Group) *                 1,230,240
   39,000  Telefonos de Mexico S.A., ADR, Class L     1,349,400
   50,000  Vodafone Group, PLC, ADR                   1,514,000
   35,363  Williams Communications Group, Inc. *        159,842
   76,000  WorldCom, Inc. *                           1,387,000

                                                      8,238,602

           Consumer Cyclical - 6.99%
   84,700  IMS Health, Inc.                           2,325,015
   14,400  Lowe's Cos., Inc.                            907,200
  110,000  PRIMEDIA, Inc. *                             817,300
   92,600  Tiffany & Co.                              3,002,092
   33,400  TJX Cos., Inc.                             1,046,422

                                                      8,098,029

           Consumer Staples - 11.36%
  166,100  AT&T Corp.-Liberty Media Group, Class A *  2,657,600
   50,450  Brinker International, Inc. *              1,447,915
   79,900  Cox Communications, Inc., Class A *        3,636,249
   46,900  CVS Corp.                                  2,764,755
   48,600  Safeway, Inc. *                            2,638,980

                                                     13,145,499

           Energy - 7.52%
   64,500  Grant Prideco, Inc. *                      1,290,000
   26,200  Kerr-McGee Corp.                           1,877,230
   13,500  Phillips Petroleum Co.                       804,600
   54,100  USX-Marathon Group                         1,729,036
   51,600  Weatherford International, Inc.            3,004,668

                                                      8,705,534

           Finance - 17.20%
   77,000  ACE, Ltd.                                  2,748,900
   16,000  Chubb Corp.                                1,068,000
   36,002  Citigroup, Inc.                            1,769,498
   58,000  Countrywide Credit Industries, Inc.        2,474,860
   54,000  Freddie Mac                                3,553,200
   37,500  MBIA, Inc.                                 1,794,375
   39,200  SunTrust Banks, Inc.                       2,489,200
   47,000  U.S. Bancorp                                 995,460
   44,000  Wells Fargo & Co.                          2,066,680
   17,800  Zions Bancorp.                               948,562

                                                     19,908,735

           Healthcare - 11.01%
   15,200  Aetna, Inc. *                          $     428,488
   49,700  ALZA Corp. *                               2,272,284
  124,800  Boston Scientific Corp. *                  1,981,824
   42,100  Elan Corp. PLC, ADR *                      2,111,315
   13,600  Genzyme Corp. *                            1,481,992
   27,500  MedImmune, Inc. *                          1,076,625
   45,913  Pharmacia Corp.                            2,399,414
   37,100  QLT, Inc. *                                  993,538

                                                     12,745,480

           Technology - 19.17%
   43,900  3Com Corp.                                   286,228
  145,900  ADC Telecommunications, Inc. *             1,095,709
   96,600  Autodesk, Inc.                             3,367,476
  109,100  Cadence Design Systems, Inc. *             2,258,370
   58,200  Conexant Systems, Inc. *                     625,650
   43,300  EMC Corp.                                  1,714,680
   82,600  Gateway, Inc. *                            1,569,400
  108,300  Keane, Inc. *                              1,922,325
   14,000  KLA-Tencor Corp. *                           769,440
    1,291  McDATA Corp., Class A *                       29,473
   26,500  Micron Technology, Inc. *                  1,202,570
   90,573  Palm, Inc. *                                 725,490
  103,700  PeopleSoft, Inc. *                         3,841,048
   45,600  Texas Instruments, Inc.                    1,764,720
   17,028  VERITAS Software Corp. *                   1,015,039

                                                     22,187,618

           Transportation - 1.24%
   34,100  FedEx Corp. *                              1,434,586

           Utilities - 3.17%
   27,000  El Paso Corp.                              1,857,600
   43,000  Williams Cos., Inc.                        1,813,310

                                                      3,670,910

           Total Common Stocks                      113,122,758

           ( Cost $104,867,661 )

INVESTMENT COMPANY - 2.99%
3,456,196  SSGA Prime Money Market Fund               3,456,196

           Total Investment Company                   3,456,196
           (Cost $3,456,196)

TOTAL INVESTMENTS - 100.72%                         116,578,954
(Cost $108,323,857**)
NET OTHER ASSETS AND LIABILITIES - (0.72)%             (829,929

TOTAL NET ASSETS - 100.00%                        $ 115,749,025
                                                  =============

* Non-income producing.

** Aggregate cost for Federal tax purposes.

ADR American Depository Receipt.

              MID-CAP FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.22%

           Basic Materials - 4.84%
    2,700  Air Products & Chemicals, Inc.         $     116,073
    2,900  Bemis Cos., Inc.                             109,069
    2,600  Caraustar Industries, Inc.                    20,800
    1,900  Freeport-McMoRan Copper & Gold, Inc. *        26,904
      600  Martin Marietta Materials, Inc.               27,582
    1,600  Sigma-Aldrich Corp.                           73,664
    1,100  Stillwater Mining Co. *                       33,627
    1,200  Universal Corp.                               46,440
    6,000  Westvaco Corp.                               158,280

                                                        612,439

           Capital Goods - 11.15%
    1,900  Astec Industries, Inc. *                      35,910
    2,300  Avery Dennison Corp.                         128,961
    1,000  Carlisle Cos., Inc.                           36,950
    1,200  Celestica, Inc. *                             61,320
      700  Curtiss-Wright Corp.                          31,780
    2,500  Danaher Corp.                                140,025
    2,400  Eaton Corp.                                  176,664
    1,300  Graco, Inc.                                   35,620
      900  Granite Construction, Inc.                    23,112
    4,000  Ingersoll-Rand Co.                           188,000
      300  Liqui-Box Corp.                               13,266
    1,300  Molex, Inc.                                   52,507
    7,800  Pall Corp.                                   183,066
    3,600  Parker-Hannifin Corp.                        167,832
      600  Teleflex, Inc.                                29,346
      600  Triumph Group, Inc. *                         25,260
    1,600  United Stationers, Inc. *                     45,552
    2,000  Wallace Computer Services, Inc.               35,800

                                                      1,410,971

           Communication Services - 1.96%
    9,100  CenturyTel, Inc.                             247,338

           Consumer Cyclical - 9.94%
   10,000  Belo Corp., Class A                          176,400
      900  Chemed Corp.                                  30,870
      300  Chico's FAS, Inc. *                           13,383
    2,500  CompX International, Inc.                     28,500
    1,600  Electronics Boutique Holdings Corp. *         39,808
    5,700  Ethan Allen Interiors, Inc.                  202,350
    1,100  Gentex Corp. *                                29,700
    2,400  Guitar Center, Inc. *                         44,160
    1,300  Lancaster Colony Corp.                        39,221
    5,700  Linens 'N Things, Inc. *                     153,957
    1,900  MAXIMUS, Inc. *                               67,279
    1,100  Monaco Coach Corp. *                          21,285
      600  National R.V. Holdings, Inc. *                 5,220
    2,400  O'Reilly Automotive, Inc. *                   56,760
    5,200  Ross Stores, Inc.                            114,296
      700  Simpson Manufacturing Co., Inc. *             33,985
    4,300  Toys "R" Us, Inc. *                          106,640
    3,100  Tractor Supply Co. *                          47,120
    2,100  Wilsons The Leather Experts, Inc. *           46,473

                                                      1,257,407

           Consumer Staples - 11.37%
    2,700  Adelphia Communications Corp., Class A *$     98,172
    1,000  Applebee's International, Inc.                41,900
    8,700  Charter Communications, Inc., Class A *      186,267
    8,100  Hain Celestial Group, Inc. *                 202,662
    1,600  IHOP Corp. *                                  33,120
    8,200  Manpower, Inc.                               265,270
    5,500  McCormick & Co., Inc.                        216,150
    7,300  Outback Steakhouse, Inc. *                   211,627
    3,900  RadioShack Corp.                             119,457
    1,900  Riviana Foods, Inc.                           32,490
    2,300  SUPERVALU, Inc.                               31,441

                                                      1,438,556

           Energy - 5.13%
    2,100  BJ Services Co. *                            172,725
    4,500  ENSCO International, Inc.                    175,050
    2,400  Patina Oil & Gas Corp.                        62,400
    1,700  Remington Oil & Gas Corp. *                   25,789
    2,200  Smith International, Inc. *                  178,618
    1,400  St. Mary Land & Exploration Co.               34,790

                                                        649,372

           Finance - 15.89%
    1,500  AMB Property Corp.                            37,350
    4,000  Ambac Financial Group, Inc.                  215,240
    1,000  American Capital Strategies, Ltd.             26,500
    1,700  American Financial Holdings, Inc.             35,010
    2,400  Annuity and Life Re (Holdings), Ltd.          71,640
    3,500  Associated Banc-Corp.                        122,255
    1,400  Bank of Bermuda, Ltd.                         73,486
    4,900  Bear Stearns Cos., Inc.                      246,470
    1,900  Cabot Industrial Trust                        36,993
    3,000  CNA Financial Corp. *                        105,930
    4,500  First Tennessee National Corp.               147,015
    2,200  Great Lakes REIT, Inc.                        37,290
    4,400  Hibernia Corp.                                71,808
    1,100  Liberty Property Trust                        31,735
    2,300  Marshall & Ilsley Corp.                      116,058
    3,600  MGIC Investment Corp.                        233,964
    2,500  Pacific Century Financial Corp.               56,000
      500  Radian Group, Inc.                            38,750
    1,500  Reckson Assoc. Realty Corp.                   35,265
      900  Reinsurance Group of America, Inc.            30,330
    1,300  Sky Financial Group, Inc.                     24,375
    1,100  Sun Communities, Inc.                         36,905
    3,400  TCF Financial Corp.                          129,302
    1,400  Texas Regional Bancshares, Inc.               50,400

                                                      2,010,071

           Healthcare - 10.37%
    6,800  Apogent Technologies, Inc. *                 156,400
    1,800  Biogen, Inc. *                               116,388
    6,800  Celgene Corp. *                              120,156
    2,200  Chiron Corp. *                               105,622
      600  CorVel Corp. *                                21,864
      800  DENTSPLY International, Inc.                  31,344
    7,800  ICN Pharmaceuticals, Inc.                    199,836

COMMON STOCKS (continued)

           Healthcare (continued)
    8,500  IDEXX Laboratories, Inc. *             $     230,435
    2,100  Ocular Sciences, Inc. *                       37,800
    8,800  Omnicare, Inc.                               195,360
    1,400  Varian Medical Systems, Inc. *                96,460

                                                      1,311,665

           Technology - 16.73%
    1,700  Affiliated Computer Services Inc., Class A * 122,400
    8,700  Andrew Corp. *                               152,424
    6,300  ANSYS, Inc. *                                 83,412
    4,600  Arrow Electronics, Inc. *                    128,800
    9,900  Atmel Corp. *                                137,511
    5,700  ATMI, Inc. *                                 150,081
    4,600  Axcelis Technologies, Inc. *                  69,046
    1,300  Black Box Corp. *                             75,647
    3,000  Cable Design Technologies Corp. *             44,580
    2,200  Concord EFS, Inc. *                          102,410
    3,700  Handspring, Inc. *                            56,351
      800  Investment Technology Group, Inc. *           39,000
    5,300  Keane, Inc. *                                 94,075
    7,400  LSI Logic Corp. *                            151,478
    4,332  Maxtor Corp. *                                34,569
      700  McDATA Corp., Class B *                       19,537
    1,300  MICROS Systems, Inc. *                        27,846
    4,800  Quantum Corp.-DLT & Storage Systems *         54,720
    4,100  Storage Technology Corp. *                    52,439
    1,400  StorageNetworks, Inc. *                       14,490
    2,400  SunGard Data Systems, Inc. *                 132,648
    2,400  Synopsys, Inc. *                             137,832
    2,500  Teradyne, Inc. *                              98,750
    3,000  Varian Semiconductor Equipment, Inc. *       136,650

                                                      2,116,696

           Transportation - 0.52%
      800  Airborne, Inc.                                 7,328
    1,300  USFreightways Corp.                           34,073
    1,200  Werner Enterprises, Inc.                      23,880

                                                         65,281

           Utilities - 8.32%
    3,500  Cleco Corp.                                  157,500
    3,100  Constellation Energy Group                   147,994
      600  MDU Resources Group, Inc.                     24,000
      400  Peoples Energy Corp.                          15,900
    2,900  PPL Corp.                                    159,500
    3,800  Progress Energy Inc.                         168,112
    1,200  Questar Corp.                                 38,604
    4,000  UtiliCorp United, Inc.                       141,200
    1,300  WGL Holdings, Inc.                            37,180
    7,400  Wisconsin Energy Corp.                       162,800

                                                      1,052,790

           Total Common Stocks                       12,172,586
           (Cost $11,650,643)

INVESTMENT COMPANY - 4.02%

  508,072  SSGA Prime Money Market Fund           $     508,072

           Total Investment Company                     508,072
           (Cost $508,072)

Par Value
CERTIFICATE OF DEPOSIT - 1.69%

$ 214,000  State Street Eurodollar                      214,000

           Total Certificate of Deposit                 214,000
           (Cost $214,000)

TOTAL INVESTMENTS - 101.93%                          12,894,658
(Cost $12,372,715**)
NET OTHER ASSETS AND LIABILITIES - (1.93)%             (244,227)

TOTAL NET ASSETS - 100.00%                        $  12,650,431
                                                  =============

* Non-income producing.

** Aggregate cost for Federal tax purposes.

          EMERGING GROWTH FUND-- Portfolio of Investments (Unaudited)

                                                       Value
   Shares                                             (Note 2)
COMMON STOCKS - 94.80%

           Basic Materials - 0.83%
      644  Air Products & Chemicals, Inc.         $      27,685
      600  Alcan, Inc                                    26,700
    1,192  Alcoa, Inc.                                   49,349
      400  Allied Waste Industries, Inc. *                6,368
      464  Engelhard Corp.                               11,929
      172  PPG Industries, Inc.                           9,142
      410  Praxair, Inc.                                 19,405
      100  Pulte Corp.                                    4,678
      300  Republic Services, Inc., Class A *             5,400
      300  RPM, Inc.                                      2,862
      489  Sigma-Aldrich Corp.                           22,514
      140  Stericycle, Inc. *                             5,866
      100  USEC, Inc.                                       833
      200  Waste Connections, Inc. *                      5,690
      122  Weyerhaeuser Co.                               6,897

                                                        205,318

           Capital Goods - 7.58%
      200  Alliant Techsystems, Inc. *                   18,840
      362  American Standard Companies, Inc. *           21,811
      344  B.F. Goodrich Co.                             13,554
      436  Caterpillar, Inc.                             21,887
    2,020  Celestica, Inc. *                            103,222
      120  Cemex S.A. de C.V., ADR                        2,780
       83  Embraer - Empresa Brasileira de
           Aeronautica, S.A., ADR                         3,719
      774  Fluor Corp.                                   40,798
      401  General Dynamics Corp.                        30,909
    1,540  General Electric Co.                          74,736
    4,790  Harley-Davidson, Inc.                        220,771
      473  Jacobs Engineering Group, Inc. *              31,180
        5  Leica Geosystems AG *                          1,365
      288  Minnesota Mining and Manufacturing Co.        34,275
      172  Northrop Grumman Corp.                        15,523
    1,490  SCI Systems, Inc. *                           38,069
    2,080  Spherion Corp. *                              16,994
      384  Stanley Works                                 13,920
      236  Textron, Inc.                                 12,513
   17,450  Tyco International, Ltd.                     931,306
    2,866  United Technologies Corp.                    223,777

                                                      1,871,949

           Communication - 0.30%
    4,060  Allegiance Telecom, Inc. *                    73,040

           Communication Services - 1.82%
    2,218  Comcast Corp. *                               97,392
    3,520  Exodus Communications, Inc. *                 33,792
      640  Sprint Corp.                                  13,683
   10,980  Sprint Corp. (PCS Group) *                   281,418
      663  Vodafone Group, PLC, ADR                      20,076
      970  Williams Communications Group, Inc. *          4,386

                                                        450,747

           Consumer Cyclical - 3.76%
      864  Abercrombie & Fitch Co., Class A *     $      28,771
      656  American Eagle Outfitters, Inc. *             24,416
      100  Barnes & Noble, Inc. *                         3,179
    1,327  Bed Bath & Beyond, Inc. *                     37,581
    1,070  BJ's Wholesale Club, Inc. *                   48,471
      472  Costco Wholesale Corp. *                      16,487
       72  DaimlerChrysler AG                             3,553
      800  Dollar General Corp.                          13,200
      100  Fast Retailing Co., Ltd.                      21,584
      709  Ford Motor Co.                                20,901
    1,151  Gap, Inc.                                     31,894
    1,275  Home Depot, Inc.                              60,053
    3,460  IMS Health, Inc.                              94,977
      300  International Game Technology *               16,779
      438  Jones Apparel Group, Inc. *                   17,406
    2,133  Lowe's Cos., Inc.                            134,379
      610  Mattel, Inc.                                   9,852
      100  May Department Stores Co.                      3,725
      100  McGraw Hill Cos., Inc.                         6,478
      500  NBTY, Inc. *                                   6,200
    2,000  Nissan Motor Co., Ltd.                        13,709
      100  Performance Food Group Co. *                   5,397
      200  Pier 1 Imports, Inc.                           2,220
    1,704  Reed International PLC                        16,892
       75  Rent-A-Center, Inc. *                          2,715
    1,380  Robert Half International Inc. *              38,364
      600  Six Flags, Inc. *                             13,164
      869  Staples, Inc. *                               14,139
      604  Target Corp.                                  23,224
      360  Tommy Hilfiger Corp. *                         4,342
      631  Tricon Global Restaurants, Inc. *             28,281
    2,720  Wal-Mart Stores, Inc.                        140,733
      600  Williams Sonoma, Inc. *                       18,042
      200  Winn-Dixie Stores, Inc                         6,314

                                                        927,422

           Consumer Staples - 4.97%
      960  Adelphia Communications Corp., Class A *      34,905
       24  AFC Enterprises, Inc. *                          570
      930  Applebee's International, Inc.                38,967
    5,520  Charter Communications, Inc., Class A *      118,183
      700  Cintas Corp.                                  30,667
      100  Constellation Brands, Inc., Class A *          6,525
    5,900  CVS Corp.                                    347,805
    4,100  Fosters Brewing Group, Ltd.                   10,312
    1,000  General Motors Corp., Class H *               21,250
    6,408  Kroger Co. *                                 144,757
      200  McCormick & Co., Inc.                          7,860
    1,119  Philip Morris Cos., Inc.                      56,073
    1,054  RadioShack Corp.                              32,284
    6,030  Safeway, Inc. *                              327,429
      325  Smithfield Foods, Inc. *                      11,131
    1,056  SYSCO Corp.                                   29,695
      119  UST, Inc.                                      3,582
      100  Wm. Wrigley Jr. Co.                            4,831

                                                      1,226,826

           Energy - 5.21%
      600  Apache Corp.                           $      38,376
      240  Aquila, Inc. *                                 7,274
      940  Arch Coal, Inc.                               29,093
    3,604  Baker Hughes, Inc.                           141,601
       48  Burlington Resources, Inc.                     2,266
      210  CONSOL Energy, Inc.                            8,033
      366  Devon Energy Corp.                            21,598
      490  EOG Resources, Inc.                           22,731
      225  Equitable Resources, Inc.                     18,000
      400  Foster Wheeler Corp.                           6,020
    4,990  Global Marine, Inc. *                        143,462
    4,810  Grant Prideco, Inc. *                         96,200
      400  Kinder Morgan, Inc.                           23,480
    1,200  Massey Energy, Co.                            27,012
    2,005  Noble Drilling Corp. *                        97,242
    1,125  NRG Energy, Inc. *                            40,219
      310  Reliant Resource, Inc.                         9,300
    4,190  Santa Fe International Corp                  159,220
      365  Shaw Group, Inc. *                            20,805
      200  Total Fina Elf S.A. Series B                  29,812
    2,407  Transocean Sedco Forex, Inc.                 130,652
    3,670  Weatherford International, Inc.              213,704

                                                      1,286,100

           Finance - 4.03%
      308  Allstate Corp.                                12,859
      400  Ambac Financial Group, Inc.                   21,524
    1,400  Bank of America Corp.                         78,400
    4,125  Citigroup, Inc.                              202,744
    1,025  Conseco, Inc.                                 19,506
      186  Fannie Mae                                    14,928
    1,280  FleetBoston Financial Corp.                   49,114
    5,255  Freddie Mac                                  345,779
    1,012  Household International, Inc.                 64,788
    1,070  J.P. Morgan Chase & Co.                       51,338
      700  MGIC Investment Corp.                         45,493
    1,000  Morgan Stanley Dean Witter & Co.              62,790
      532  Southtrust Corp.                              25,297

                                                        994,560

           Financial Services - 8.08%
    4,606  AFLAC, Inc.                                  152,831
    3,065  American International Group, Inc.           250,717
      120  Arthur J. Gallagher & Co.                      3,026
    3,210  BISYS Group, Inc. *                          154,722
      200  Capital One Financial Corp.                   12,572
      800  Charles Schwab Corp.                          15,840
    1,470  CIGNA Corp.                                  156,849
      650  CIT Group, Inc., Class A                      23,855
       72  Comerica, Inc.                                 3,703
    3,100  Fiserv, Inc. *                               171,554
      695  Golden West Financial Corp.                   40,797
    1,150  Goldman Sachs Group, Inc.                    104,765
      860  Hartford Financial Services Group, Inc.       53,406
      300  IndyMac Bancorp Inc.                           6,870
    1,760  John Hancock Financial Services, Inc.         65,384
    1,321  Lehman Brothers Holdings, Inc.                96,103
      597  Mellon Financial Corp.                 $      24,435
    1,271  Merrill Lynch & Co., Inc.                     78,421
      400  MetLife, Inc.                                 11,600
        5  Northern Trust Corp.                             325
      500  PNC Financial Services Group                  32,535
      373  Providian Financial Corp.                     19,881
    3,360  St. Paul Cos., Inc.                          151,536
    1,600  State Street Corp.                           166,048
      264  Synovus Financial Corp.                        7,598
    1,150  TeleTech Holdings, Inc. *                      7,843
    3,410  UnumProvident Corp.                          101,993
      549  USA Education, Inc.                           39,034
      822  Washington Mutual, Inc.                       41,042

                                                      1,995,285

           Healthcare - 11.02%
    1,820  Abbott Laboratories                           84,412
      300  Abgenix, Inc. *                               11,250
      250  AdvancePCS *                                  14,400
      710  Allergan, Inc.                                53,960
    4,590  American Home Products Corp.                 265,072
    1,176  Andrx Group *                                 69,384
    7,415  Applera Corp. - Applied Biosytems Group      237,725
      430  AstraZeneca PLC                               20,016
    2,480  Biovail Corp. *                               97,414
    3,306  Bristol-Myers Squibb Co.                     185,136
    1,523  Cardinal Health, Inc.                        102,617
    1,400  Eli Lilly & Co.                              119,000
    1,180  Express Scripts, Inc., Class A *             100,182
      240  First Health Group Corp. *                    12,420
    2,565  Genentech, Inc. *                            134,663
    1,015  Genzyme Corp. *                              110,605
      270  Gilead Sciences, Inc. *                       13,225
    3,412  Guidant Corp. *                              139,892
      457  HCA-The Healthcare Co.                        17,686
      300  Human Genome Sciences, Inc. *                 19,269
      425  IDEC Pharmaceuticals Corp. *                  20,910
      500  ImClone Systems, Inc. *                       20,230
      287  Laboratory Corporation of America Holdings *  40,467
      160  MedImmune, Inc. *                              6,264
      370  Medtronic, Inc.                               16,502
      640  Millennium Pharmaceuticals, Inc. *            23,808
      210  Novartis AG                                  341,885
    1,893  Pfizer, Inc.                                  81,967
    4,590  Pharmacia Corp.                              239,873
       70  Priority Healthcare Corp., Class B *           2,435
      460  Quest Diagnostics, Inc. *                     56,672
    1,432  Serono, S.A., ADR *                           29,499
      100  Techne Corp. *                                 3,210
      402  Tenet Healthcare Corp.                        17,945
       16  Waters Corp. *                                   835
      229  Watson Pharmaceuticals, Inc. *                11,404

                                                      2,722,234

           Media - 0.83%
    2,680  Gemstar-TV Guide International, Inc. *       111,274
      750  Hispanic Broadcasting Corp. *                 17,977
    3,000  USA Networks, Inc. *                          75,150

                                                        204,401

           Miscellaneous - 0.01%
       96  Grupo Aeroportuario del Sureste,
           S.A. de C.V. *                         $       1,742

           Recreation - 0.40%
      628  Callaway Golf Co.                             15,235
    1,886  Harrah's Entertainment, Inc. *                65,067
       72  Marriott International, Inc., Class A          3,303
      408  Starwood Hotels & Resorts Worldwide, Inc.     14,725

                                                         98,330

           Technology - 34.72%
      860  ADC Telecommunications, Inc. *                 6,459
    1,590  Adobe Systems, Inc.                           71,423
    1,200  Advanced Fibre Communications, Inc. *         18,828
    2,710  Advanced Micro Devices, Inc. *                84,010
    2,890  Affiliated Computer Services Inc., Class A * 208,080
    2,580  Akamai Technologies, Inc. *                   24,381
    1,800  Altera Corp. *                                45,522
    4,054  Analog Devices, Inc. *                       191,795
    1,190  Apple Computer *                              30,333
      584  Applied Materials, Inc. *                     31,886
    1,390  Applied Micro Circuits Corp. *                36,168
      700  ASM International N.V. *                      17,570
      425  ASM Lithography Holding N.V. *                11,505
    4,090  Atmel Corp. *                                 56,810
    3,390  Automatic Data Processing, Inc.              183,907
    2,830  BEA Systems, Inc. *                          115,605
    1,630  BMC Software, Inc. *                          39,430
      540  Broadcom Corp., Class A *                     22,442
      670  Brocade Communications Systems, Inc. *        25,453
      685  Brooks Automation, Inc. *                     42,888
    6,770  Cabletron Systems, Inc. *                    106,154
    6,870  Cadence Design Systems, Inc.                 142,209
    4,360  Check Point Software Technologies, Ltd. *    273,503
      110  CheckFree Corp. *                              4,382
   12,260  Cisco Systems, Inc. *                        208,175
    2,530  Citrix Systems, Inc. *                        71,852
    5,990  Clear Channel Communications, Inc. *         334,242
   11,430  Compaq Computer Corp.                        200,025
      144  Computer Network Technology Corp. *            1,454
    2,010  Computer Sciences Corp. *                     71,616
      800  Concord EFS, Inc. *                           37,240
      100  Cymer, Inc. *                                  3,285
    1,040  Cypress Semiconductor Corp. *                 23,504
    3,605  Dell Computer Corp. *                         94,775
    1,280  Digex, Inc., Class A *                        15,974
    2,770  DST Systems, Inc. *                          136,062
    4,060  E. piphany, Inc. *                            36,865
      720  eFunds Corp. *                                14,040
      240  Electronic Arts, Inc *                        13,589
      336  Electronic Data Systems Corp.                 21,672
      100  Eletronics For Imaging, Inc. *                 2,780
    8,790  EMC Corp.                                    348,084
    1,500  Emulex Corp. *                                53,865
      857  Extreme Networks, Inc. *                      28,195
    3,740  First Data Corp.                             252,226
    2,564  Flextronics International, Ltd. *             68,946
    2,895  Fox Entertainment Group, Inc., Class A *      66,440
    2,400  i2 Technologies, Inc. *                $      41,784
    1,090  Informatica Corp. *                           27,523
      600  Inktomi Corp. *                                4,398
      430  Integrated Device Technology, Inc. *          16,843
    1,678  Intel Corp.                                   51,867
    1,335  International Business Machines Corp.        153,712
      890  Interwoven, Inc. *                            13,030
      350  Juniper Networks, Inc. *                      20,660
      329  KLA-Tencor Corp. *                            18,082
    2,595  Lam Research Corp. *                          76,812
      440  Lattice Semiconductor Corp. *                 10,837
    3,190  Lexmark International, Inc. *                195,962
    2,280  LSI Logic Corp. *                             46,672
    1,096  LTX Corp. *                                   29,504
      500  Marvell Technology Group, Ltd. *              12,600
    2,150  McDATA Corp., Class A *                       49,085
      540  Mercury Interactive Corp. *                   35,721
    1,070  MetaSolv, Inc. *                               9,384
    4,280  Metromedia Fiber Network, Inc., Class A *     21,785
    3,378  Micron Technology, Inc. *                    153,294
    9,660  Microsoft Corp. *                            654,465
      650  Mitel Corp *                                   5,811
    1,260  Netegrity, Inc. *                             50,387
    1,070  NetIQ Corp. *                                 31,415
    1,800  Network Appliance, Inc. *                     40,950
    1,090  Novellus Systems, Inc. *                      60,114
      400  Openwave Systems,Inc. *                       13,844
   17,270  Oracle Corp. *                               279,083
    1,890  Palm, Inc. *                                  15,139
    1,820  PeopleSoft, Inc. *                            67,413
      640  PMC-Sierra, Inc. *                            26,656
    3,210  Portal Software, Inc. *                       28,248
    2,650  QLogic Corp. *                               113,658
    6,530  Rational Software Corp. *                    158,091
    1,810  RF Micro Devices, Inc. *                      53,178
    1,120  SanDisk Corp. *                               30,083
    1,490  Sanmina Corp. *                               43,434
    1,300  Scientific-Atlanta, Inc.                      75,049
    1,150  Siebel Systems, Inc. *                        52,417
    1,710  Solectron Corp. *                             43,520
    9,000  Sun Microsystems, Inc. *                     154,080
    1,040  SunGard Data Systems, Inc. *                  57,481
      557  Synopsys, Inc. *                              31,989
      300  Taiwan Semiconductor Manufacturing
           Co., Ltd., ADR                                 7,169
    3,750  Tekelec, Inc. *                              117,000
    2,200  Tektronix, Inc.                               53,240
    1,400  Texas Instruments, Inc.                       54,180
      100  THQ, Inc. *                                    3,809
    1,080  TIBCO Software, Inc. *                        12,312
    1,100  TranSwitch Corp. *                            19,085
    7,710  TyCom, Ltd. *                                111,718
    2,280  Univision Communications, Inc., Class A *     99,659
      100  Varian Semiconductor Equipment, Inc. *         4,555
    3,460  VeriSign, Inc. *                             177,429
    5,219  VERITAS Software Corp. *                     311,105
    7,440  Viacom, Inc., Class B *                      387,326
      740  Vitesse Semiconductor Corp. *                 25,086

COMMON STOCKS (continued)

           Technology (continued)
    1,390  W.W. Grainger, Inc.                    $      53,904
      540  WatchGuard Technologies, Inc. *                3,758
      650  webMethods, Inc. *                            15,178
    3,020  Xilinx, Inc. *                               143,359

                                                      8,571,581

           Telecommunications - 6.61%
    6,220  American Tower Corp., Class A *              166,696
    7,500  China Mobile (Hong Kong), Ltd. *              36,928
    4,106  CIENA Corp. *                                226,076
    1,930  CNET Networks, Inc *                          23,681
    3,715  Comverse Technology, Inc. *                  254,478
    4,800  EchoStar Communications Corp., Class A *     143,808
    1,738  Entercom Communications Corp. *               79,288
    5,240  Global Crossing, Ltd. *                       65,657
    4,336  McLeodUSA, Inc., Class A *                    38,374
    4,060  Nextel Partners, Inc., Class A *              69,791
    3,680  Nokia Oyj, ADR                               125,819
    1,842  NTL, Inc. *                                   53,584
      310  Pegasus Communications Corp., Class A *        7,381
    2,050  QUALCOMM, Inc. *                             117,588
    2,478  Qwest Communications International, Inc. *   101,350
      740  TeleCorp PCS, Inc, Class A *                  11,921
    1,556  Time Warner Telecom, Inc. *                   78,811
      320  Triton PCS Holdings, Inc., Class A *          12,480
      300  Westwood One, Inc. *                           7,875
    3,190  Winstar Communications, Inc. *                    58
    2,550  XO Communications, Inc., Class A *            10,022

                                                      1,631,666

           Transportation - 0.41%
      510  Burlington Northern Santa Fe Corp.            14,994
      340  Canadian National Railway Co.                 13,460
      710  CSX Corp.                                     24,900
      220  Teekay Shipping Corp.                         11,163
      661  Union Pacific Corp.                           37,604

                                                        102,121

           Utilities - 4.22%
    2,365  AES Corp. *                                  112,739
      100  American Water Works, Inc.                     3,100
      100  Black Hills Corp.                              5,137
    3,142  Calpine Corp. *                              179,062
      655  Constellation Energy Group                    31,270
      140  DTE Energy Co.                                 5,869
    4,715  Dynegy, Inc., Class A                        272,763
    3,808  El Paso Corp.                                261,990
      100  Exelon Corp.                                   6,905
      200  MDU Resources Group, Inc.                      8,000
    1,000  Mirant Corp. *                                40,800
      100  National Fuel Gas Co.                          5,620
      300  NiSource, Inc.                                 8,931
      458  Orion Power Holdings, Inc. *                  14,748
      300  PPL Corp.                                     16,500
      100  Reliant Energy, Inc.                           4,955
      410  UtiliCorp United, Inc.                        14,473
    1,180  Williams Cos., Inc.                           49,761

                                                      1,042,623

           Total Common Stocks                       23,405,945
           (Cost $22,380,556)

PREFERRED STOCK - 0.14%

           Technology - 0.14%
      220  SAP AG                                 $      35,036

           Total Preferred Stock                         35,036
           (Cost $25,732)

Par Value

CERTIFICATE OF DEPOSIT - 5.69%

$1,403,679 State Street Eurodollar                    1,403,679

           Total Certificate of Deposit               1,403,679
           (Cost $1,403,679)

TOTAL INVESTMENTS - 100.63%                          24,844,660
(Cost $23,809,967**)
NET OTHER ASSETS AND LIABILITIES - (0.63)%             (154,461)

TOTAL NET ASSETS - 100.00%                        $  24,690,199
                                                  =============

* Non-income producing.

** Aggregate cost for Federal tax purposes.

ADR American Depository Receipt.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                    Appreciation/
Currency  Settlement DateLocal AmountFace Amount Value(Depreciation)
--------------------------------------------------------------------
Australian
Dollar (Buy)   06/13/2001      20,973  $10,366   $10,694   $328
Australian
Dollar (Buy)   06/13/2001      12,823    6,536     6,538      2
Australian
Dollar (Sell)  06/13/2001       7,491    3,669     3,819   (150)
Japanese
Yen (Buy)      06/13/2001   1,644,096   13,411    13,377    (34)
Japanese
Yen (Buy)      06/13/2001   1,976,647   16,016    16,083     67
Japanese
Yen (Sell)     06/13/2001   2,164,097   17,587    17,608     21
Japanese
Yen (Sell)     06/13/2001   2,392,023   19,198    19,463   (265)

                                                          $ (73)

        INTERNATIONAL STOCK FUND-- Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)
COMMON STOCKS - 95.74%

           Argentina - 0.13%
    3,230  Grupo Financiero Galicia S.A., ADR     $      48,288)

           Australia - 0.46%
    8,400  Cochlear, Ltd.                               164,434

           Belgium - 0.71%
    2,400  Ackermans & van Haaren N.V.                   73,358
    8,113  Creyf's N.V.                                 183,556

                                                        256,914

           Brazil - 2.07%
    4,000  Companhia Brasileira de Distribuicao Grupo
           Pao de Acucar, ADR                           113,800
    7,500  Companhia de Bebidas das Americas, ADR       183,000
   12,900  Companhia Paranaense de Energia-Copel, ADR    99,975
    9,200  Embratel Participacoes, S.A., ADR             83,444
    3,200  Petroleo Brasileiro, S.A., ADR                86,400
    6,514  Tele Norte Leste Participacoes, S.A., ADR    113,865
    3,900  Telesp Celular Participacoes, S.A., ADR       65,520

                                                        746,004

           Chile - 0.39%
    5,900  Administradora de Fondas de
           Pensiones Provida, S.A., ADR                 138,650

           Denmark - 0.59%
    5,600  Tele Danmark A/S                             212,988

           Egypt - 0.10%
    3,600  Commercial International Bank,
           GDR, 144A (C)                                 34,560

           Finland - 1.45%
    7,700  Amer Group, Ltd.                             174,348
    7,160  UPM-Kymmene Oyj                              224,568
    4,400  Vaisala Oyj                                  122,973

                                                        521,889

           France - 10.16%
    3,800  Alstom                                       109,575
    6,600  Aventis S.A.                                 511,216
    3,190  Axa                                          376,434
    4,810  BNP Paribas, S.A.                            427,621
    3,800  Carbone-Lorraine, S.A.                       158,294
    1,030  Compagnie de Saint-Gobain                    155,357
    7,500  GrandVision S.A.                             136,215
    6,500  Lagardere S.C.A.                             377,747
    2,700  Neopost, S.A. *                               64,681
    2,633  Suez Lyonnaise des Eaux, S.A.                389,199
    4,280  Total Fina Elf S.A., Series B                637,968
    4,480  Vivendi Universal S.A.                       310,239

                                                      3,654,546

           Germany - 4.23%
    1,600  Allianz AG                             $     460,660
    9,200  Bayerische Hypo- und Vereinsbank AG          513,271
    4,600  E.On AG                                      231,617
    5,600  Hawesko Holding AG                            86,950
    3,011  Techem AG *                                   83,752
    9,400  ThyssenKrupp AG                              146,203

                                                      1,522,453

           Greece - 0.17%
    7,200  Cosmote, S.A. *                               62,732

           Hong Kong - 2.06%
    7,320  China Mobile (Hong Kong), Ltd., ADR *        185,342
    5,460  CNOOC, Ltd., ADR *                           104,614
  154,000  Esprit Holdings, Ltd.                        174,753
    6,000  Hutchison Whampoa, Ltd.                       64,431
   30,000  Shaw Brothers (Hong Kong), Ltd.               22,503
  656,000  Tingyi (Cayman Islands) Holdings Corp.       105,142
   36,000  VTech Holdings, Ltd.                          16,618
   37,000  Yue Yuen Industrial Holdings, Ltd.            67,130

                                                        740,533

           Hungary - 0.37%
    1,500  Gedeon Richter Rt.                            83,906
    2,950  Magyar Tavkozlesi Rt., ADR                    49,265

                                                        133,171

           India - 1.53%
    3,250  Hindalco Industries, Ltd., GDR                56,180
   11,400  Hindustan Lever, Ltd.                         51,298
      470  Infosys Technologies, Ltd.                    37,409
    3,800  ITC, Ltd.                                     67,923
    4,800  Larsen & Toubro, Ltd., GDR, 144A (C)          45,079
   21,300  Mahanagar Telephone Nigam, Ltd.               68,355
   12,600  Reliance Industries, Ltd.                     92,277
   29,300  State Bank of India                          131,376

                                                        549,897

           Indonesia - 0.19%
   64,000  PT Hanjaya Mandala Sampoerna                  68,690

           Ireland - 1.31%
    5,500  Elan Corp. PLC, ADR *                        275,825
  185,203  Waterford Wedgwood PLC                       193,899

                                                        469,724

           Israel - 0.40%
   29,300  Bank Hapoalim, Ltd.                           73,516
      600  Check Point Software Technologies, Ltd. *     37,638
      570  Teva Pharmaceutical Industries, Ltd., ADR     31,036

                                                        142,190

           Italy - 3.41%
   16,720  Alleanza Assicuraziono                       211,693
   73,800  ENI SpA                                      505,498
    8,600  Industrie Natuzzi SpA, ADR                   103,114
   36,600  Interpump Group SpA                          138,012
   19,200  San Paolo - IMI SpA                          268,304

                                                      1,226,621

           Japan - 15.12%
    1,400  ACOM Co., Ltd.                         $     111,941
    1,200  ADERANS Co., Ltd.                             43,507
    7,000  Canon, Inc.                                  274,754
    5,000  Diamond Lease Co., Ltd.                       56,650
   24,000  Fujitsu, Ltd.                                330,191
    6,000  Hitachi Medical Corp.                         54,870
   40,000  Hitachi, Ltd.                                387,812
    1,800  Hokuto Corp.                                  65,844
    3,900  IMPACT 21 Co., Ltd.                           44,124
    7,000  Japan Digital Laboratory Co., Ltd.            78,631
   13,000  Kao Corp.                                    330,352
    2,000  KOSE Corp.                                    68,790
    4,000  Maruichi Steel Tube, Ltd.                     52,410
    1,500  Meitec Corp.                                  54,627
    3,000  Ministop Co., Ltd.                            45,668
       55  Mizuho Holdings, Inc.                        338,729
   41,000  Nikko Securities Co., Ltd.                   348,400
    4,000  Nippon Ceramic Co., Ltd.                      64,096
   12,000  Nippon Shinyaku Co., Ltd.                     81,577
   55,000  Nissan Motor Co., Ltd.                       377,008
       17  NTT DoCoMo, Inc.                             349,452
    3,300  Orix Corp.                                   288,164
   10,000  Sankyo Co., Ltd.                             208,797
    3,000  Secom Techno Service Co., Ltd.                75,021
    6,800  Sony Corp.                                   508,493
   32,400  Sumitomo Bank, Ltd.                          302,591
   36,000  Sumitomo Trust & Banking Co., Ltd.           244,438
    7,000  Yamanouchi Pharmaceutical Co., Ltd.          193,744
       40  Yoshinoya D&C Co., Ltd.                       57,945

                                                      5,438,626

           Mexico - 2.69%
   55,700  Carso Global Telecom                         112,603
    3,776  Cemex S.A. de C.V., ADR                       87,490
    3,370  Fomento Economico Mexicano,
           S.A. de C.V., ADR                            128,734
   91,300  Grupo Financiero Banamex Accival,
           S.A. de C.V., Class O                        167,614
   38,800  Grupo Financiero Banorte,
           S.A. de C.V., Class O *                       61,804
    6,700  Grupo Iusacell S.A. de C.V., ADR *            54,605
    2,300  Grupo Televisa, S.A., GDR *                   87,469
   15,900  Kimberly-Clark de Mexico,
           S.A. de C.V., Class A                         42,497
    2,100  Telefonos de Mexico S.A., ADR, Class L        72,660
    5,000  Tubos de Acero de Mexico, S.A., ADR           67,050
   38,000  Wal-Mart de Mexico S.A. de C.V., Series C     84,946

                                                        967,472

           Netherlands - 10.30%
   24,900  ABN AMRO Holding N.V.                  $     501,500
    9,600  Akzo Nobel N.V.                              399,901
    2,600  Fugro N.V.                                   164,940
   16,800  Getronics N.V.                                81,684
   12,300  Head N.V.                                     52,056
    7,900  Heineken N.V.                                409,692
    6,730  Hunter Douglas N.V.                          178,539
    7,500  ING Groep N.V.                               512,187
    5,900  Internatio-Muller N.V.                       141,601
    1,700  Kempen & Co N.V.                              92,611
   16,863  Koninklijke (Royal) Philips Electronics N.V. 495,382
    6,300  N.V. Holdingmaatschappij De Telegraaf        111,794
    2,200  PinkRoccade N.V.                              86,959
    5,900  United Services Group N.V.                   113,595
   13,100  Wolters Kluwer N.V.                          362,404

                                                      3,704,845

           Norway - 0.59%
    6,300  Ekornes ASA                                   48,118
   27,300  Merkantildata ASA                             71,104
   19,000  P4 Radio Hele Norge ASA                       93,961

                                                        213,183

           Peru - 0.10%
    5,100  Credicorp, Ltd.                               37,230

           Philippines - 0.25%
    6,700  Philippine Long Distance Telephone Co., ADR   89,110

           Portugal - 0.76%
   28,300  Portugal Telecom, SGPS, S.A.                 274,694

           Russia - 0.79%
    4,680  Mobile Telesystems, ADR *                    134,316
    3,600  OAO Lukoil Holding, ADR                      149,760

                                                        284,076

           Singapore - 1.90%
   42,000  Over-Seas Chinese Banking Corp., Ltd.        253,707
   57,000  United OverSeas Bank, Ltd.                   378,748
   41,000  Want Want Holdings, Ltd.                      49,610

                                                        682,065

           South Africa - 1.27%
   21,100  ABSA Group, Ltd.                              92,362
    1,050  Anglo American Platinum Corp., Ltd.           47,073
   23,300  Iscor, Ltd. *                                 70,800
   76,600  Sanlam, Ltd.                                  92,054
    6,100  Sappi, Ltd.                                   55,682
   10,800  Sasol, Ltd.                                   96,837

                                                        454,808

           South Korea - 2.37%
    9,571  Kookmin Bank                                 113,369
    4,900  Korea Electric Power Corp.                    84,643
    2,740  Korea Telecom Corp., ADR                      75,706
      400  Korea Telecom Corp.                           19,135
      700  Pohang Iron & Steel Co., Ltd.          $      52,088
    2,400  Pohang Iron & Steel Co., Ltd., ADR            48,024
    2,299  Samsung Electronics, GDR 144A                212,658
    1,484  Samsung Fire & Marine Insurance               39,889
    9,839  SK Telecom Co., Ltd, ADR                     207,111

                                                        852,623

           Spain - 3.32%
    2,500  Abengoa, S.A.                                 70,425
    6,000  Aldeasa, S.A.                                119,779
    2,200  Banco Pastor, S.A.                            89,595
   23,866  Empresa Nacional de Electricidad, S.A.       402,115
   12,000  Prosegur, CIA de Seguridad S.A.              133,939
   22,302  Telefonica S.A.                              377,545

                                                      1,193,398

           Sweden - 2.81%
    3,100  Elanders AB, Series B                         35,516
   17,000  Electrolux AB, Series B                      280,957
   30,900  Investor AB, Series B                        378,115
    8,300  Nobel Biocare AB                             315,620

                                                      1,010,208

           Switzerland - 2.61%
    2,300  ABB, Ltd.                                    165,720
       44  Bank Sarasin & Cie, Registered, Class B      103,986
      340  Edipresse, S.A.                              100,931
       70  Gurit-Heberlien AG                            56,933
       33  Roche Holding AG                             237,012
      770  Zurich Financial Services AG                 273,851

                                                        938,433

           Taiwan - 1.46%
    6,310  China Steel Corp., GDR                        72,439
    4,925  Compal Electronics, Inc., GDR                 43,094
      520  Far Eastern Textile, Ltd.                      1,611
  167,000  Fubon Insurance Co.                          135,062
   23,000  Taiwan Cellular Corp.                         36,364
   39,000  Taiwan Semiconductor Manufacturing Co., Ltd. 107,905
    9,100  United Microelectronics Corp., ADR *         100,009
    3,000  Via Technologies, Inc.                        28,276

                                                        524,760

           Turkey - 0.37%
   11,500  Turkcell Iletisim Hizmetleri A.S., ADR *      48,875
    6,800  Turkiye Garanti Bankasi A.S., ADR, 144A (C)*  31,484
11,472,017 Yapi ve Kredi Bankasi A.S.                    53,101

                                                        133,460
           United Kingdom - 19.18%
   83,700  Ashtead Group PLC                      $     128,174
   54,600  BAE Systems PLC                              258,529
   78,800  BP Amoco PLC                                 706,776
   35,300  British Telecommunications PLC               281,771
   56,800  Cadbury Schweppes PLC                        350,198
   21,400  Collins Stewart Holdings PLC                 113,022
   41,300  Diageo PLC                                   434,236
    7,788  Euromoney Institutional Investor PLC          49,576
   21,200  FKI PLC                                       70,813
    8,200  GKN PLC                                       88,504
   20,710  GlaxoSmithKline PLC                          547,186
   52,650  Great University Stores PLC                  406,329
   43,500  HSBC Holdings PLC                            573,109
  168,000  Invensys PLC                                 352,075
  155,400  Kidde PLC                                    144,495
   17,300  Luminar PLC                                  221,491
   15,073  Man Group PLC                                183,367
   41,400  National Grid Group PLC                      316,842
   19,600  Northgate PLC                                129,815
   41,000  Old Mutual PLC                                86,509
   16,400  Prudential PLC                               191,904
    5,700  Signet Group PLC, ADR                        174,192
   31,600  Singer & Friedlander Group PLC               126,182
    3,100  South African Breweries PLC                   21,286
   13,300  South African Breweries PLC                   90,599
   12,588  SSL International PLC                         82,833
   94,700  Tesco PLC                                    338,671
  141,300  Vodafone Group PLC                           429,020

                                                      6,897,504

           Venezuela - 0.12%
    1,900  Compania Anonima Nacional Telefonos
           de Venezuela, ADR                             43,529

           Total Common Stocks                       34,434,308
           (Cost $36,336,194)

PREFERRED STOCK - 0.97%

           Brazil - 0.58%
12,908,904 Banco Bradesco, S.A.                          73,791
1,686,000  Banco Itau, S.A.                             136,359

                                                        210,150

           Germany - 0.39%
    3,800  Fielmann AG                                  139,919

           Total Preferred Stock                        350,069
           (Cost $292,562)

WARRANTS AND RIGHTS - 0.02%

           Singapore - 0.00%
    4,100  Want Want Holdings, Ltd. *             $         656

           Switzerland - 0.02%
       70  Gurit Heber *                                  6,617

           Total Warrants and Rights                      7,273
           (Cost $205)

Par Value

CERTIFICATE OF DEPOSIT - 1.15%

           United States - 1.15%
$ 412,212  State Street Eurodollar                      412,212

           Total Certificate of Deposit                 412,212
           (Cost $412,212)

TOTAL INVESTMENTS - 97.88%                           35,203,862
(Cost $37,041,173**)
NET OTHER ASSETS AND LIABILITIES - 2.12%                761,727

TOTAL NET ASSETS - 100.00%                        $  35,965,589
                                                  =============

* Non-income producing.

** Aggregate cost for Federal tax purposes.

(C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR American Depository Receipt.

GDR Global Depository Receipt.

                               OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets: % of Net Assets

           Banks                                        13.80%
           Communication Services                        8.06%
           Drugs & Healthcare                            7.01%
           Insurance                                     6.62%
           Financial Services                            5.42%
           Food & Beverages                              5.11%
           Electronics                                   4.45%
           Oil-Domestic                                  4.35%
           Household Appliances & Home Furnishings       3.61%
           Retail Trade                                  3.59%
           Electric Utilities                            3.16%
           Telecommunications                            2.90%
           Computers & Business Equipment                2.87%
           Business Services                             2.80%
           Net Other Assets and Liabilities              2.12%
           Oil & Gas                                     1.77%
           Chemicals                                     1.72%
           Mining                                        1.52%
           Retail Grocery                                1.26%
           Telecommunications - Cellular Wireless        1.19%
           Industrial Machinery                          1.17%
           Certificate of Deposit                        1.15%
           Gas & Pipeline Utilities                      1.08%
           Automobiles                                   1.05%
           Cosmetics & Toiletries                        1.04%
           Publishing                                    1.01%
           Construction & Mining Equipment               0.99%
           Paper                                         0.90%
           Software                                      0.80%
           Conglomerates                                 0.77%
           Bio/Specialty Pharmacy                        0.77%
           Electrical Equipment                          0.74%
           Aerospace                                     0.72%
           Hotels & Restaurants                          0.68%
           Construction Materials                        0.68%
           Leisure Time                                  0.63%
           Industrials                                   0.46%
           Miscellaneous                                 0.39%
           Tobacco                                       0.38%
           Railroads & Equipment                         0.36%
           Apparel & Textiles                            0.31%
           Auto Parts                                    0.25%
           Manufacturing                                 0.20%
           Household Products                            0.14%

                                                       100.00%

                See accompanying Notes to Financial Statements.

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

                Statements of Assets and Liabilities (Unaudited)

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund

ASSETS:
Investments (Note 2):
Investments at cost                                       $      15,339,820         $      36,350,550         $      119,493,431
Net unrealized appreciation (depreciation)                               --                   428,119                  3,510,202
                                                  ------------------------- -------------------------  -------------------------
       Total investments at value                                15,339,820                36,778,669                123,003,633
Cash                                                                     --                        --                         --
Foreign currency (Cost $3,758, $5,645 and $775,238) (Note 2)             --                        --                         --
Receivables:
   Investments sold                                                      --                   597,658                    956,865
   Fund shares sold                                                 232,795                   311,289                    339,189
   Dividends and interest                                             1,507                   459,068                    729,655
   Due from Advisor, net                                                187                        --                     12,415
Net unrealized appreciation on forward currency contracts                --                        --                         --
Deferred organization and offering costs                             13,975                    13,975                     13,975
                                                  ------------------------- -------------------------  -------------------------
   Total Assets                                                  15,588,284                38,160,659                125,055,732
                                                  ------------------------- -------------------------  -------------------------

LIABILITIES:
Payable to custodian                                                     --                        --                         --
Net unrealized depreciation on forward currency contracts                --                        --                         --
Payables:
   Investments purchased                                            492,747                 3,374,445                  8,316,590
   Due to Advisor, net                                                   --                     6,106                         --
   Fund shares repurchased                                          101,631                    16,816                     99,931
   Administration and transfer agent fees                             5,813                     4,534                     42,821
   Distribution fees - Class B                                        3,393                    10,128                     47,874
   Shareholder servicing fees                                            --                     6,896                     26,090
Accrued expenses and other payables                                   9,106                    12,061                     24,596
                                                  ------------------------- -------------------------  -------------------------
       Total Liabilities                                            612,690                 3,430,986                  8,557,902
                                                  ------------------------- -------------------------  -------------------------
NET ASSETS                                                $      14,975,594         $      34,729,673         $      116,497,830
                                                  ========================= =========================  =========================

NET ASSETS consist of:
   Paid-in capital                                        $      14,943,935         $      34,858,674         $      113,362,610
   Accumulated undistributed (distributions in excess of)
     net investment income                                           31,669                    18,507                      2,849
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                              (10)                 (575,627)                  (377,831)
   Net unrealized appreciation (depreciation) of investments (including
  appreciation (depreciation) of foreign currency related transactions)  --                   428,119                  3,510,202
                                                  ------------------------- -------------------------  -------------------------

TOTAL NET ASSETS                                          $      14,975,594         $      34,729,673         $      116,497,830
                                                  ========================= =========================  =========================

Class A Shares:
   Net Assets                                             $       8,998,459         $      17,591,446         $       34,686,836
   Shares of beneficial interest outstanding                      8,999,316                 1,798,041                  2,847,207
   NET ASSET VALUE and redemption price per share         $            1.00         $            9.78         $            12.18
   Sales charge of offering price*                                    0.056                      0.44                       0.68
                                                  ------------------------- -------------------------  -------------------------
   Maximum offering price per share                       $           1.056         $           10.22         $            12.86
                                                  ========================= =========================  =========================

Class B Shares:
   Net Assets                                             $       5,977,135         $      17,138,227         $       81,810,994
   Shares of beneficial interest outstanding                      5,976,275                 1,750,886                  6,710,999
   NET ASSET VALUE and redemption price per share**       $            1.00         $            9.79         $            12.19
                                                  ========================= =========================  =========================

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund, and International Stock Fund.
** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

      High Income           Growth and             Capital               Mid-Cap          Emerging Growth    International Stock
        Fund               Income Fund        Appreciation Fund           Fund                  Fund                  Fund

 $       26,583,960    $      160,653,105    $      108,323,857    $       12,372,715    $       23,809,967    $       37,041,173
         (3,009,549)            1,649,842             8,255,097               521,943             1,034,693            (1,837,311)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
         23,574,411           162,302,947           116,578,954            12,894,658            24,844,660            35,203,862
                 --                    --                    --                    --                     1                    --
              3,782                    --                    --                    --                 5,572               768,269

            113,716                    --                    --                85,895               510,755               138,973
             99,541               482,961               520,289                55,030                21,235                41,555
            573,700                91,028                29,586                 6,390                 6,266               162,322
                 --                88,703                68,926                   425                30,838                    --
                929                    --                    --                    --                    --                    --
             13,975                13,975                13,975                20,071                    --                13,975
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
         24,380,054           162,979,614           117,211,730            13,062,469            25,419,327            36,328,956
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

             27,879                    --                    --                    --                    --                78,691
                 --                    --                    --                    --                    73                    --

            129,964             1,688,109             1,296,453               393,510               665,228               157,383
              2,263                    --                    --                    --                    --                20,960
             13,296               103,280                22,439                    --                 9,571                14,637
              2,816                85,884                65,348                 6,724                27,164                 1,188
              8,737                65,341                41,501                   562                 4,680                 3,379
              4,846                31,513                21,884                 2,335                 4,631                 7,191
             72,122                12,332                15,080                 8,907                17,781                79,938
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
            261,923             1,986,459             1,462,705               412,038               729,128               363,367
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
 $       24,118,131    $      160,993,155    $      115,749,025    $       12,650,431    $       24,690,199    $       35,965,589
 ==================    ==================    ==================    ==================    ==================    ==================

 $       28,152,044    $      162,643,205    $      106,089,027    $       12,132,509    $       39,066,522    $       41,678,344

             76,364               (93,842)             (407,209)                 (115)              (56,084)              (79,735)

         (1,101,681)           (3,206,050)            1,812,110                (3,906)          (15,354,769)           (3,784,253)

         (3,008,596)            1,649,842             8,255,097               521,943             1,034,530            (1,848,767)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

 $       24,118,131    $      160,993,155    $      115,749,025    $       12,650,431    $       24,690,199    $       35,965,589
 ==================    ==================    ==================    ==================    ==================    ==================

 $        9,608,376    $       50,149,453    $       42,520,107    $       11,360,639    $       16,457,725    $       30,291,906
          1,229,124             3,891,572             2,734,230             1,093,283             2,898,429             3,419,445
 $             7.82    $            12.89    $            15.55    $            10.39    $             5.68    $             8.86
               0.35                  0.72                  0.87                  0.58                  0.32                  0.50
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
 $             8.17    $            13.61    $            16.42    $            10.97    $             6.00    $             9.36
 ==================    ==================    ==================    ==================    ==================    ==================

 $       14,509,755    $      110,843,702    $       73,228,918    $        1,289,792    $        8,232,474    $        5,673,683
          1,852,118             8,662,961             4,814,932               124,280             1,461,064               645,966
 $             7.83    $            12.80    $            15.21    $            10.38    $             5.63    $             8.78
 ==================    ==================    ==================    ==================    ==================    ==================

    Statements of Operations For the Period Ended April 30, 2001 (Unaudited)

                                                            Cash Reserves                  Bond                    Balanced
                                                                Fund                       Fund                      Fund

INVESTMENT INCOME:
   Dividends                                              $              --         $              --         $          329,587
   Interest                                                         286,059                   971,943                  1,565,196
       Less: Foreign taxes withheld                                      --                        --                     (2,737)
                                                  ------------------------- -------------------------  -------------------------
       Total investment income                                      286,059                   971,943                  1,892,046
                                                  ------------------------- -------------------------  -------------------------

EXPENSES:
Management fees (Note 3)                                             19,523                    70,567                    325,943
Administration and transfer agent fees (Note 3)                      25,668                    38,613                    155,679
Registration expenses                                                10,629                    11,069                     14,012
Custodian and accounting fees                                         6,130                     9,725                     17,861
Professional fees                                                     2,391                     4,037                      5,365
Reports to shareholder expense                                           60                     2,002                      8,824
Trustees' fees                                                          188                     1,086                      2,778
Distribution fees - Class B (Note 3)                                 14,547                    49,660                    265,003
Shareholder servicing fees - Class A (Note 3)                            --                    18,730                     37,018
Shareholder servicing fees - Class B (Note 3)                            --                    16,553                     88,344
Amortization of organization and offering costs (Note 2)              4,167                     4,167                      4,167
Other expenses                                                          237                     1,521                      4,621
                                                  ------------------------- -------------------------  -------------------------
   Total expenses before reimbursement                               83,540                   227,730                    929,615
   Less reimbursement (Note 3)                                      (42,182)                  (51,025)                  (112,947)
                                                  ------------------------- -------------------------  -------------------------
   Total expenses net of reimbursement/waiver                        41,358                   176,705                    816,668
                                                  ------------------------- -------------------------  -------------------------

NET INVESTMENT INCOME (LOSS)                                        244,701                   795,238                  1,075,378
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2)
   Net realized gain (loss) on investments (including net realized gain
     on foreign currency related transactions)                           53                   233,281                     83,782
   Net change in unrealized appreciation (depreciation) on investments
     (including net unrealized appreciation (depreciation) on foreign
   currency related transactions)                                        --                   285,679                 (3,687,776)
                                                  ------------------------- -------------------------  -------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                         53                   518,960                 (3,603,994)
                                                  ------------------------- -------------------------  -------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $         244,754         $       1,314,198         $       (2,528,616)
                                                  ========================= =========================  =========================


(1)  Fund commenced investment operations on February 28, 2001.

      High Income           Growth and             Capital              Mid-Cap           Emerging Growth      International Stock
        Fund               Income Fund        Appreciation Fund         Fund (1)                Fund                  Fund

 $           17,794    $        1,150,272    $          328,956    $           17,174    $           64,183    $          317,554
          1,152,995               113,028                95,183                 8,697                62,112                17,913
               (162)               (9,504)               (1,678)                   --                  (954)              (34,851)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
          1,170,627             1,253,796               422,461                25,871               125,341               300,616
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

             60,033               420,981               372,227                17,117                94,808               191,262
             41,447               277,499               209,134                 8,204                69,109                55,611
              5,351                24,102                31,691                 4,713                 8,509                14,177
             20,353                16,682                10,656                 7,198                32,917                49,491
              3,578                 8,502                 4,846                 2,356                 6,819                 4,042
              2,438                18,534                 7,303                   759                 2,364                 4,786
                 91                 3,520                 2,353                   152                   518                   136
             48,807               397,792               232,183                   735                29,789                21,002
             11,019                58,658                46,700                 4,260                21,673                38,524
             16,269               132,627                77,394                   245                 9,930                 7,009
              4,167                 4,167                 4,167                    --                 7,557                 4,167
                816                 5,656                 3,383                     1                   709                 1,541
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
            214,369             1,368,720             1,002,037                45,740               284,702               391,748
            (56,423)             (205,527)             (172,367)              (19,754)             (103,277)              (79,676)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
            157,946             1,163,193               829,670                25,986               181,425               312,072
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------
          1,012,681                90,603              (407,209)                 (115)              (56,084)              (11,456)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

           (444,313)           (1,697,352)            2,284,170                (3,906)           (8,548,809)           (1,814,962)

           (174,983)          (11,644,009)           (6,990,300)              521,943               (58,637)             (855,936)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

           (619,296)          (13,341,361)           (4,706,130)              518,037            (8,607,446)           (2,670,898)
 ------------------    ------------------    ------------------    ------------------    ------------------    ------------------

 $          393,385    $      (13,250,758)   $       (5,113,339)   $          517,922    $       (8,663,530)   $       (2,682,354)
==================    ==================    ==================    ==================    ==================    ==================

                       Statements of Changes in Net Assets

                                                                   Cash Reserves                            Bond
                                                                       Fund                                 Fund

                                                         Six Months Ended                     Six Months Ended
                                                          April 30, 2001     Year Ended        April 30, 2001      Year Ended
                                                            (unaudited)   October 31, 2000       (unaudited)    October 31, 2000

NET ASSETS at beginning of period                       $      7,968,979  $     7,981,951     $    24,261,094  $     15,498,925
                                                        ----------------  ---------------     ---------------  ----------------

Increase (decrease) in net assets from operations:
   Net investment income                                         244,701          415,295             795,238         1,033,194
   Net realized gain (loss)                                           53              (63)            233,281          (452,538)
   Net change in unrealized appreciation (depreciation)               --               --             285,679           169,747
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets from operations         244,754          415,232           1,314,198           750,403
                                                        ----------------  ---------------     ---------------  ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                    (156,601)        (272,200)           (450,866)         (525,490)
     Class B                                                     (88,015)        (143,125)           (345,933)         (508,730)
   Net realized gains
     Class A                                                          --               --                  --                --
     Class B                                                          --               --                  --                --
                                                        ----------------  ---------------     ---------------  ----------------
     Total distributions                                        (244,616)        (415,325)           (796,799)       (1,034,220)
                                                        ----------------  ---------------     ---------------  ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                               5,468,198        5,234,906           4,324,720         6,976,002
     Issued to shareholders in reinvestment of distributions     156,068          271,074             444,611           514,391
     Shares redeemed                                          (1,730,166)      (4,882,011)           (746,310)       (2,060,463)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase from capital share transactions              3,894,100          623,969           4,023,021         5,429,930
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                               4,237,600        3,541,946           6,397,574         5,238,219
     Issued to shareholders in reinvestment of distributions      85,896          140,677             321,867           473,758
     Shares redeemed                                          (1,211,119)      (4,319,471)           (791,282)       (2,095,921)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decease) from capital share transactions    3,112,377         (636,848)          5,928,159         3,616,056
                                                        ----------------  ---------------     ---------------  ----------------
Total increase (decrease) in net assets                        7,006,615          (12,972)         10,468,579         8,762,169
                                                        ----------------  ---------------     ---------------  ----------------

NETASSETS at end of period (including line A)           $     14,975,594  $     7,968,979     $    34,729,673  $     24,261,094
                                                        ================  ===============     ===============  ================

(A) Undistributed (distribution in excess of)
  net investment income                                 $         31,669  $        31,584     $        18,507  $         20,068
                                                        ================  ===============     ===============  ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                               5,468,228        5,234,891             441,345           728,394
     Issued to shareholders in reinvestment of distributions     156,068          271,062              45,420            53,722
     Shares redeemed                                          (1,730,197)      (4,881,981)            (76,197)         (214,902)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase in shares outstanding                        3,894,099          623,972             410,568           567,214
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                               4,237,600        3,541,848             651,791           545,816
     Issued to shareholders in reinvestment of distributions      85,896          140,622              32,856            49,469
     Shares redeemed                                          (1,211,119)      (4,319,316)            (80,704)         (218,789)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) in shares outstanding             3,112,377         (636,846)            603,943           376,496
                                                        ----------------  ---------------     ---------------  ----------------

                  Balanced                            High Income                       Growth and Income
                    Fund                                 Fund                                  Fund

      Six Months Ended                     Six Months Ended                      Six Months Ended
       April 30, 2001     Year Ended        April 30, 2001      Year Ended        April 30, 2001      Year Ended
         (unaudited)   October 31, 2000       (unaudited)    October 31, 2000       (unaudited)    October 31, 2000

     $    90,756,675  $     46,560,118     $     20,665,369  $    17,278,309      $   153,786,144  $     81,501,997
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

           1,075,378         1,510,279            1,012,681        1,702,789               90,603            12,106
              83,782          (244,076)            (444,313)        (258,795)          (1,697,352)       (1,195,785)
          (3,687,776)        3,278,145             (174,983)      (1,783,785)         (11,644,009)        7,385,906
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
          (2,528,616)        4,544,348              393,385         (339,791)         (13,250,758)        6,202,227
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

            (402,322)         (559,926)            (428,622)        (765,887)            (184,445)          (87,911)
            (681,347)         (946,179)            (583,899)        (928,501)                  --           (35,566)

                  --          (105,600)                  --               --                   --           (39,692)
                  --          (237,904)                  --               --                   --           (89,517)
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
          (1,083,669)       (1,849,609)          (1,012,521)      (1,694,388)            (184,445)         (252,686)
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

          10,501,651        15,089,626            1,531,953        1,545,554           10,324,622        25,493,468
             398,737           658,892              414,606          735,562              182,940           127,180
          (2,232,473)       (4,812,012)            (490,253)        (924,681)          (3,236,383)       (6,358,513)
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
           8,667,915        10,936,506            1,456,306        1,356,435            7,271,179        19,262,135
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

          25,210,722        36,064,441            3,141,492        5,816,822           21,270,007        57,537,601
             667,174         1,163,242              429,645          702,434                   --           123,944
          (5,192,371)       (6,662,371)            (955,545)      (2,454,452)          (7,898,972)      (10,589,074)
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
          20,685,525        30,565,312            2,615,592        4,064,804           13,371,035        47,072,471
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
          25,741,155        44,196,557            3,452,762        3,387,060            7,207,011        72,284,147
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

     $   116,497,830  $     90,756,675     $     24,118,131  $    20,665,369      $   160,993,155  $    153,786,144
     ===============  ================     ================  ===============     ================  ================

     $         2,849  $         11,140     $         76,364  $        76,204      $       (93,842) $             --
     ===============  ================     ================  ===============     ================  ================

             855,093         1,208,487              190,876          178,683              782,424         1,846,869
              32,532            48,399               52,494           86,177               13,945             9,353
            (181,051)         (386,189)             (60,543)        (105,782)            (246,395)         (455,758)
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
             706,574           870,697              182,827          159,078              549,974         1,400,464
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

           2,062,350         2,871,367              392,973          668,629            1,625,907         4,170,579
              54,422            93,064               54,310           81,293                   --             9,343
            (433,426)         (530,736)            (121,382)        (279,222)            (612,164)         (767,441)
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------
           1,683,346         2,433,695              325,901          470,700            1,013,743         3,412,481
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

                       Statements of Changes in Net Assets

                                                               Capital Appreciation                        Mid-Cap
                                                                       Fund                                 Fund

                                                         Six Months Ended                               Period Ended
                                                          April 30, 2001     Year Ended               April 30, 2001(1)
                                                            (unaudited)   October 31, 2000               (unaudited)

NET ASSETS at beginning of period                       $     92,970,739  $    36,824,494            $             --
                                                        ----------------  ---------------            ----------------

Increase (decrease) in net assets from operations:
   Net investment income (loss)                                 (407,209)        (444,518)                       (115)
   Net realized gain (loss)                                    2,284,170          114,311                      (3,906)
   Net change in unrealized appreciation (depreciation)       (6,990,300)       9,962,008                     521,943
                                                        ----------------  ---------------            ----------------
   Net increase (decrease) in net assets from operations      (5,113,339)       9,631,801                     517,922
                                                        ----------------  ---------------            ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --                          --
     Class B                                                          --               --                          --
   Net realized gains
     Class A                                                          --          (14,447)                         --
     Class B                                                          --          (26,348)                         --
                                                        ----------------  ---------------            ----------------
     Total distributions                                              --          (40,795)                         --
                                                        ----------------  ---------------            ----------------

Capital Share transactions:
   Class A Shares
     Shares sold                                              10,507,403       23,430,373                  10,919,978
     Issued to shareholders in reinvestment of distributions          --           14,391                          --
     Shares redeemed                                          (1,965,839)      (4,619,423)                     (2,544)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions              8,541,564       18,825,341                  10,917,434
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                              23,120,986       32,183,438                   1,217,519
     Issued to shareholders in reinvestment of distributions          --           26,124                          --
     Shares redeemed                                          (3,770,925)      (4,479,664)                     (2,444)
                                                        ----------------  ---------------            ----------------
     Net increase from capital share transactions             19,350,061       27,729,898                   1,215,075
                                                        ----------------  ---------------            ----------------
Total increase (decrease) in net assets                       22,778,286       56,146,245                  12,650,431
                                                        ----------------  ---------------            ----------------

NETASSETS at end of period (including line A)           $    115,749,025  $    92,970,739            $     12,650,431
                                                        ================  ===============            ================

(A) Undistributed (distribution in excess of)
  net investment income                                 $       (407,209) $            --            $           (115)
                                                        ================  ===============            ================

OTHERINFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                 677,340        1,508,464                   1,093,547
     Issued to shareholders in reinvestment of distributions          --              997                          --
     Shares redeemed                                            (126,771)        (293,733)                       (264)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                          550,569        1,215,728                   1,093,283
                                                        ----------------  ---------------            ----------------
   Class B Shares
     Shares sold                                               1,528,696        2,091,342                     124,531
     Issued to shareholders in reinvestment of distributions          --            1,827                          --
     Shares redeemed                                            (252,538)        (294,032)                       (251)
                                                        ----------------  ---------------            ----------------
     Net increase in shares outstanding                        1,276,158        1,799,137                     124,280
                                                        ----------------  ---------------            ----------------

(1)  Fund commenced investment operations on February 28, 2001.
(2)  Fund commenced investment operations on February 29, 2000.

                Emerging Growth                     International Stock
                    Fund                                  Fund
      Six Months Ended                     Six Months Ended
       April 30, 2001    Period Ended       April 30, 2001      Year Ended
         (unaudited)  October 31, 2000(2)     (unaudited)    October 31, 2000

     $    29,397,251  $             --     $     37,567,387  $    36,540,092
     ---------------  ----------------     ----------------  ---------------

             (56,084)          (98,296)             (11,456)         132,129
          (8,548,809)       (6,811,319)          (1,814,962)      (1,881,318)
             (58,637)        1,093,167             (855,936)      (2,065,004)
     ---------------  ----------------     ----------------  ---------------
          (8,663,530)       (5,816,448)          (2,682,354)      (3,814,193)
     ---------------  ----------------     ----------------  ---------------

                  --                --              (92,729)        (440,689)
                  --                --                   --          (23,618)

                  --                --                   --       (2,379,485)
                  --                --                   --         (255,311)
     ---------------  ----------------     ----------------  ---------------
                  --                --              (92,729)      (3,099,103)
     ---------------  ----------------     ----------------  ---------------

           2,258,715        25,755,958            1,023,254        2,588,770
                  --                --               92,526        2,819,698
            (530,566)         (186,109)            (549,465)        (482,865)
     ---------------  ----------------     ----------------  ---------------
           1,728,149        25,569,849              566,315        4,925,603
     ---------------  ----------------     ----------------  ---------------

           2,919,336         9,908,820            1,066,418        3,486,182
                  --                --                   --          276,979
            (691,007)         (264,970)            (459,448)        (748,173)
     ---------------  ----------------     ----------------  ---------------
           2,228,329         9,643,850              606,970        3,014,988
     ---------------  ----------------     ----------------  ---------------
          (4,707,052)       29,397,251           (1,601,798)       1,027,295
     ---------------  ----------------     ----------------  ---------------

     $    24,690,199  $     29,397,251     $     35,965,589  $    37,567,387
     ===============  ================     ================  ===============

     $       (56,084) $             --     $        (79,735) $        24,450
     ===============  ================     ================  ===============

             354,229         2,656,627              114,139          247,409
                  --                --                9,781          255,360
             (91,394)          (21,033)             (61,684)         (46,500)
     ---------------  ----------------     ----------------  ---------------
             262,835         2,635,594               62,236          456,269
     ---------------  ----------------     ----------------  ---------------

             475,952         1,137,730              117,272          334,355
                  --                --                   --           25,337
            (121,574)          (31,044)             (51,285)         (72,000)
     ---------------  ----------------     ----------------  ---------------
             354,378         1,106,686               65,987          287,692
     ---------------  ----------------     ----------------  ---------------

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                               CASH RESERVES FUND

                                                      Six Months
                                                        Ended
                                                        4/30/01             Year Ended            Year Ended         Inception(a) to
                                                      (unaudited)            10/31/00              10/31/99             10/31/98

CLASS A

Net Asset Value, Beginning of Period                    $     1.00             $    1.00            $     1.00        $    1.00

   Income from Investment Operations:
     Net investment income                                    0.03(b)               0.06                  0.05             0.04

       Total from investment operations                       0.03                  0.06                  0.05             0.04

   Less Distributions:
     Distributions from net investment income                (0.03)                (0.06)                (0.05)           (0.04)

       Total distributions                                   (0.03)                (0.06)                (0.05)           (0.04)

Net increase in net asset value                                 --                    --                    --               --

Net Asset Value, End of Period                          $     1.00             $    1.00            $     1.00        $    1.00

Total Return+                                                 2.71%(1)              5.77%                 4.60%            4.21%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    8,998             $   5,104            $    4,481        $   4,339
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.41%(2)              2.07%                 2.63%            4.76%(2)
   After reimbursement of expenses by Advisor                 0.55%(2)              0.55%                 0.55%            0.55%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                4.45%(2)              4.09%                 2.33%            0.67%(2)
   After reimbursement of expenses by Advisor                 5.31%(2)              5.61%                 4.41%            4.88%(2)

CLASS B

Net Asset Value, Beginning of Period                    $     1.00             $    1.00            $     1.00        $    1.00

   Income from Investment Operations:
     Net investment income                                    0.02(b)               0.05                  0.04             0.03

       Total from investment operations                       0.02                  0.05                  0.04             0.03

   Less Distributions:
     Distributions from net investment income                (0.02)                (0.05)                (0.04)           (0.03)

       Total distributions                                   (0.02)                (0.05)                (0.04)           (0.03)

Net increase in net asset value                                 --                    --                    --               --

Net Asset Value, End of Period                          $     1.00             $    1.00            $     1.00        $    1.00

Total Return+                                                 2.34%(1)              4.97%                 3.81%            3.50%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    5,977             $   2,865            $    3,501        $     894
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.16%(2)              2.82%                 3.38%            5.51%(2)
   After reimbursement of expenses by Advisor                 1.30%(2)              1.30%                 1.30%            1.30%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                3.70%(2)              3.34%                 1.84%          (0.08)%(2)
   After reimbursement of expenses by Advisor                 4.56%(2)              4.86%                 3.92%            4.13%(2)


(1)  Not annualized
(2)  Annualized
+    Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                                    BOND FUND

                                                        Six Months
                                                          Ended
                                                         4/30/01               Year Ended           Year Ended       Inception(a) to
                                                        (unaudited)             10/31/00             10/31/99            10/31/98

CLASS A

Net Asset Value, Beginning of Period                    $     9.57             $    9.74            $    10.14        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.34                  0.63                  0.51             0.45
     Net realized and unrealized gain (loss) on investments   0.22                 (0.17)                (0.35)            0.14

       Total from investment operations                       0.56                  0.46                  0.16             0.59

   Less Distributions:
     Distributions from net investment income                (0.35)                (0.63)                (0.51)           (0.45)
     Distributions from capital gains                           --                    --                 (0.05)              --

       Total distributions                                   (0.35)                (0.63)                (0.56)           (0.45)

Net increase (decrease) in net asset value                    0.21                 (0.17)                (0.40)            0.14

Net Asset Value, End of Period                          $     9.78             $    9.57            $     9.74        $   10.14

Total Return+                                                 5.30%(1)              4.89%                 1.60%         6.08%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   17,591             $  13,279            $    7,991        $   4,797
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor             1.26%(2)                 1.66%                 2.02%         4.83%(2)
   After reimbursement of expenses by Advisor              0.90%(2)                 0.90%                 0.90%         0.60%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor             5.62%(2)                 5.76%                 4.06%         1.14%(2)
   After reimbursement of expenses by Advisor              5.99%(2)                 6.52%                 5.18%         5.37%(2)
Portfolio Turnover                                              73%                  366%                  725%              95%

CLASS B

Net Asset Value, Beginning of Period                    $     9.58             $    9.75            $    10.14        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.30                  0.55                  0.44             0.39
     Net realized and unrealized gain (loss) on investments   0.21                 (0.17)                (0.35)            0.14

       Total from investment operations                       0.51                  0.38                  0.09             0.53

   Less Distributions:
     Distributions from net investment income                (0.30)                (0.55)                (0.44)           (0.39)
     Distributions from capital gains                        --                    --                    (0.04)           --

       Total distributions                                   (0.30)                (0.55)                (0.48)           (0.39)

Net increase (decrease) in net asset value                    0.21                 (0.17)                (0.39)            0.14

Net Asset Value, End of Period                          $     9.79             $    9.58            $     9.75        $   10.14

Total Return+                                                 4.90%(1)              4.10%                 0.94%         5.36%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   17,138             $  10,982            $    7,508        $   2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.01%(2)              2.41%                 2.77%            5.58%(2)
   After reimbursement of expenses by Advisor                 1.65%(2)              1.65%                 1.65%            1.35%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                4.87%(2)              5.01%                 3.46%            0.39%(2)
   After reimbursement of expenses by Advisor                 5.24%(2)              5.77%                 4.58%            4.62%(2)
Portfolio Turnover                                              73%                  366%                  725%              95%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.

                 See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                                  BALANCED FUND

                                                        Six Months
                                                          Ended
                                                          4/30/01             Year Ended            Year Ended      Inception(a) to
                                                        (unaudited)            10/31/00              10/31/99          10/31/98

CLASS A

Net Asset Value, Beginning of Period                    $    12.65             $   12.05            $    10.68        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.18                  0.34                  0.27             0.21
     Net realized and unrealized gain (loss) on investments  (0.46)                 0.69                  1.38             0.68

       Total from investment operations                      (0.28)                 1.03                  1.65             0.89

   Less Distributions:
     Distributions from net investment income                (0.19)                (0.35)                (0.27)           (0.21)
     Distributions from capital gains                           --                 (0.08)                (0.01)              --

       Total distributions                                   (0.19)                (0.43)                (0.28)           (0.21)

Net increase (decrease) in net asset value                   (0.47)                 0.60                  1.37             0.68

Net Asset Value, End of Period                          $    12.18  $              12.65            $    12.05  $         10.68

Total Return+                                                (2.43)%(1)             8.67%                15.58%            8.92%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   34,687             $  27,088            $   15,297        $  15,670
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.33%(2)              1.28%                 1.47%            3.40%(2)
   After reimbursement of expenses by Advisor                 1.10%(2)              1.10%                 1.10%            1.10%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                2.45%(2)              2.65%                 1.99%            0.23%(2)
   After reimbursement of expenses by Advisor                 2.67%(2)              2.83%                 2.36%            2.53%(2)
Portfolio Turnover                                              33%                  187%                  349%              60%

CLASS B

Net Asset Value, Beginning of Period                    $    12.66             $   12.05            $    10.68        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.13                  0.25                  0.18             0.14
     Net realized and unrealized gain (loss) on investments  (0.47)                 0.69                  1.38             0.68

       Total from investment operations                      (0.34)                 0.94                  1.56             0.82

   Less Distributions:
     Distributions from net investment income                (0.13)                (0.25)                (0.18)           (0.14)
     Distributions from capital gains                           --                 (0.08)                (0.01)              --

       Total distributions                                   (0.13)                (0.33)                (0.19)           (0.14)

Net increase (decrease) in net asset value                   (0.47)                 0.61                  1.37             0.68

Net Asset Value, End of Period                          $    12.19             $   12.66            $    12.05        $   10.68

Total Return+                                                (2.80)%(1)             7.93%                14.72%            8.24%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   81,811             $  63,669            $   31,263        $   7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.08%(2)              2.03%                 2.22%            4.15%(2)
   After reimbursement of expenses by Advisor                 1.85%(2)              1.85%                 1.85%            1.85%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                1.70%(2)              1.90%                 1.25%          (0.52)%(2)
   After reimbursement of expenses by Advisor                 1.92%(2)              2.08%                 1.62%            1.78%(2)
Portfolio Turnover                                              33%                  187%                  349%              60%

(1) Not annualized
(2) Annualized
 +  Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.

                 See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                                HIGH INCOME FUND

                                                        Six Months
                                                          Ended
                                                         4/30/01              Year Ended            Year Ended     Inception(a) to
  CLASS A                                              (unaudited)             10/31/00              10/31/99          10/31/98

Net Asset Value, Beginning of Period                    $     8.02             $    8.88            $     8.85        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.38                  0.81                  0.80             0.61
     Net realized and unrealized gain (loss) on investments  (0.20)                (0.86)                 0.06            (1.15)

       Total from investment operations                       0.18                 (0.05)                 0.86            (0.54)

   Less Distributions:
     Distributions from net investment income                (0.38)                (0.81)                (0.80)           (0.61)
     Distributions from capital gains                           --                    --                 (0.03)              --

       Total distributions                                   (0.38)                (0.81)                (0.83)           (0.61)

Net increase (decrease) in net asset value                   (0.20)                (0.86)                 0.03            (1.15)

Net Asset Value, End of Period                          $     7.82             $    8.02            $     8.88        $    8.85

Total Return+                                                 2.34%(1)             (0.81)%                9.69%           (5.78)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    9,608             $   8,394            $    7,879        $   6,045
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.52%(2)              1.62%                 1.97%            3.52%(2)
   After reimbursement of expenses by Advisor                 1.00%(2)              1.00%                 1.00%            1.00%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                9.21%(2)              8.78%                 7.75%            4.95%(2)
   After reimbursement of expenses by Advisor                 9.72%(2)              9.40%                 8.72%            7.47%(2)
Portfolio Turnover                                              16%                   41%                   48%              56%

CLASS B

Net Asset Value, Beginning of Period                    $     8.04             $    8.90            $     8.85        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.35                  0.75                  0.74             0.55
     Net realized and unrealized gain (loss) on investments  (0.20)                (0.86)                 0.06            (1.15)

       Total from investment operations                       0.15                 (0.11)                 0.80            (0.60)

   Less Distributions:
     Distributions from net investment income                (0.36)                (0.75)                (0.74)           (0.55)
     Distributions from capital gains                           --                    --                 (0.01)              --

       Total distributions                                   (0.36)                (0.75)                (0.75)           (0.55)

Net increase (decrease) in net asset value                   (0.21)                (0.86)                 0.05            (1.15)

Net Asset Value, End of Period                          $     7.83             $    8.04            $     8.90        $    8.85

Total Return+                                                 1.85%(1)             (1.54)%                9.02%           (6.39)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   14,510             $  12,271            $    9,399        $   3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.27%(2)              2.37%                 2.72%            4.27%(2)
   After reimbursement of expenses by Advisor                 1.75%(2)              1.75%                 1.75%            1.75%(2)
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Advisor                8.46%(2)              8.03%                 7.16%            4.20%(2)
   After reimbursement of expenses by Advisor                 8.97%(2)              8.65%                 8.13%            6.72%(2)
Portfolio Turnover                                              16%                   41%                   48%              56%

(1) Not annualized
(2) Annualized
 +  Total return without applicable sales charge.
(a) Fund commenced investment operations on December 29, 1997.

                 See accompanying Notes to Financial Statement.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                             GROWTH AND INCOME FUND

                                                        Six Months
                                                          Ended
                                                         4/30/01              Year Ended            Year Ended     Inception(a) to
                                                       (unaudited)             10/31/00              10/31/99          10/31/98

CLASS A
Net Asset Value, Beginning of Period                    $    14.06             $   13.21            $    10.88        $   10.00

   Income from Investment Operations:
     Net investment income                                    0.04                  0.07(b)               0.09             0.07
     Net realized and unrealized gain (loss) on investments  (1.16)                 0.84                  2.33             0.89

       Total from investment operations                      (1.12)                 0.91                  2.42             0.96

   Less Distributions:
     Distributions from net investment income                (0.05)                (0.04)                (0.09)           (0.07)
     Distributions from capital gains                           --                 (0.02)                   --               --
     Distributions in excess of net investment income           --                    --                    --            (0.01)

       Total distributions                                   (0.05)                (0.06)                (0.09)           (0.08)

Net increase (decrease) in net asset value                   (1.17)                 0.85                  2.33             0.88

Net Asset Value, End of Period                          $    12.89             $   14.06            $    13.21        $   10.88

Total Return+                                                (8.96)%(1)             6.90%                22.33%            9.57%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   50,149             $  46,994            $   25,646        $  11,169
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.27%(2)              1.07%                 1.25%            2.41%(2)
   After reimbursement of expenses by Advisor                 1.00%(2)              1.00%                 1.00%            1.00%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor                0.37%(2)              0.47%                 0.35%           (0.60)%(2)
   After reimbursement of expenses by Advisor                 0.64%(2)              0.54%                 0.60%            0.81%(2)
Portfolio Turnover                                              12%                   14%                   19%               5%

CLASS B
Net Asset Value, Beginning of Period                    $    13.96             $   13.18            $    10.88        $   10.00

   Income from Investment Operations:
     Net investment income (loss)                               --                 (0.03)(b)             (0.01)            0.01
     Net realized and unrealized gain (loss) on investments  (1.16)                 0.84                  2.33             0.89

       Total from investment operations                      (1.16)                 0.81                  2.32             0.90

   Less Distributions:
     Distributions from net investment income                   --                 (0.01)                   --            (0.01)
     Distributions from capital gains                           --                 (0.02)                (0.02)              --
     Distributions in excess of net investment income           --                    --                    --            (0.01)

       Total distributions                                      --                 (0.03)                (0.02)           (0.02)

Net increase (decrease) in net asset value                   (1.16)                 0.78                  2.30             0.88

Net Asset Value, End of Period                          $    12.80             $   13.96            $    13.18        $   10.88

Total Return+                                                (9.67)%(1)             6.13%                21.32%            8.97%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $  110,844             $ 106,762            $   55,856        $  14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.02%(2)              1.82%                 2.00%            3.16%(2)
   After reimbursement of expenses by Advisor                 1.75%(2)              1.75%                 1.75%            1.75%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor               (0.38)%(2)            (0.28)%               (0.40)%          (1.35)%(2)
   After reimbursement of expenses by Advisor                (0.11)%(2)            (0.21)%               (0.15)%           0.06%(2)
Portfolio Turnover                                              12%                   14%                   19%               5%


(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

                 See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                            CAPITAL APPRECIATION FUND

                                                        Six Months
                                                          Ended
                                                         4/30/01              Year Ended            Year Ended     Inception(a) to
                                                       (unaudited)             10/31/00              10/31/99         10/31/98

CLASS A
Net Asset Value, Beginning of Period                    $    16.44             $   13.70            $    11.04        $   10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.04)                (0.03)(b)             (0.00)*           0.01
     Net realized and unrealized gain (loss) on investments  (0.85)                 2.78                  2.68             1.04

       Total from investment operations                      (0.89)                 2.75                  2.68             1.05

   Less Distributions:
     Distributions from net investment income                   --                    --                    --               --
     Distributions from capital gains                           --                 (0.01)                (0.02)              --
     Distributions in excess of net investment income           --                    --                    --            (0.01)

       Total distributions                                      --                 (0.01)                (0.02)           (0.01)

Net increase (decrease) in net asset value                   (0.89)                 2.74                  2.66             1.04

Net Asset Value, End of Period                          $    15.55             $   16.44            $    13.70        $   11.04

Total Return+                                                (5.41)%(1)            20.12%                24.29%           10.51%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   42,520             $  35,889            $   13,262        $  13,410
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                1.55%(2)              1.37%                 1.71%            3.28%(2)
   After reimbursement of expenses by Advisor                 1.20%(2)              1.20%                 1.20%            1.20%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor               (0.70)%(2)            (0.44)%               (0.68)%          (1.97)%(2)
   After reimbursement of expenses by Advisor                (0.35)%(2)            (0.27)%               (0.05)%           0.11%(2)
Portfolio Turnover                                              15%                   18%                   68%              10%

CLASS B

Net Asset Value, Beginning of Period                    $    16.13             $   13.54            $    10.98        $   10.00

   Income from Investment Operations:
     Net investment loss                                     (0.06)                (0.15)(b)             (0.12)           (0.02)
     Net realized and unrealized gain (loss) on investments  (0.86)                 2.75                  2.68             1.01

       Total from investment operations                      (0.92)                 2.60                  2.56             0.99

   Less Distributions:
     Distributions from net investment income                   --                    --                    --               --
     Distributions from capital gains                           --                 (0.01)                   --               --
     Distributions in excess of net investment income           --                    --                    --            (0.01)

       Total distributions                                      --                 (0.01)                   --            (0.01)

Net increase (decrease) in net asset value                   (0.92)                 2.59                  2.56             0.98

Net Asset Value, End of Period                          $    15.21             $   16.13            $    13.54        $   10.98

Total Return+                                                (5.70)%(1)            19.25%                23.32%            9.91%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   73,229             $  57,082            $   23,563        $   7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.30%(2)              2.12%                 2.46%            4.03%(2)
   After reimbursement of expenses by Advisor                 1.95%(2)              1.95%                 1.95%            1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor               (1.45)%(2)            (1.19)%               (1.46)%          (2.72)%(2)
   After reimbursement of expenses by Advisor                (1.10)%(2)            (1.02)%               (1.03)%          (0.64)%(2)
Portfolio Turnover                                              15%                   18%                   68%              10%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.
*    Amount represents less than $(0.01) per share.

                 See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                                  MID-CAP FUND

                                                         CLASS A                CLASS B
                                                       Inception(a) to      Inception(a) to
                                                         4/30/01                4/30/01
                                                        (unaudited)           (unaudited)

Net Asset Value, Beginning of Period                    $    10.00             $   10.00

   Income from Investment Operations:
     Net investment income (loss)                               --                 (0.01)
     Net realized and unrealized gain on investments          0.39                  0.39

       Total from investment operations                       0.39                  0.38

Net increase in net asset value                               0.39                  0.38

Net Asset Value, End of Period                          $    10.39             $   10.38

Total Return+                                                 3.90%(1)              3.80%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   11,361             $   1,290
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.50%(2)              3.25%(2)
   After reimbursement of expenses by Advisor                 1.40%(2)              2.15%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor               (1.06)%(2)            (1.81)%(2)
   After reimbursement of expenses by Advisor                 0.03%(2)             (0.71)%(2)
Portfolio Turnover                                              12%                   12%

                              EMERGING GROWTH FUND

                                                                      CLASS A                                    CLASS B
                                                      Six Months Ended                            Six Months Ended
                                                          4/30/01           Inception(b) to           4/30/01      Inception(b) to
                                                        (unaudited)            10/31/00             (unaudited)        10/31/00

Net Asset Value, Beginning of Period                    $     7.87             $   10.00            $     7.83        $   10.00

   Income from Investment Operations:
     Net investment income (loss)                               --                 (0.02)(c)             (0.04)           (0.06)(c)
     Net realized and unrealized loss on investments         (2.19)                (2.11)                (2.16)           (2.11)

       Total from investment operations                      (2.19)                (2.13)                (2.20)           (2.17)

Net decrease in net asset value                              (2.19)                (2.13)                (2.20)           (2.17)

Net Asset Value, End of Period                          $     5.68             $    7.87            $     5.63        $    7.83

Total Return+                                               (27.83)%(1)           (21.30)%(1)           (28.10)%(1)      (21.70)%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   16,458             $  20,731            $    8,232        $   8,666
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.02%(2)              1.75%(2)              2.77%(2)         2.50%(2)
   After reimbursement of expenses by Advisor                 1.20%(2)              1.20%(2)              1.95%(2)         1.95%(2)
Ratios of net investment loss to average net assets:
   Before reimbursement of expenses by Advisor               (1.03)%(2)            (0.97)%(2)            (1.78)%(2)       (1.72)%(2)
   After reimbursement of expenses by Advisor                (0.21)%(2)            (0.42)%(2)            (0.97)%(2)       (1.17)%(2)
Portfolio Turnover                                             161%                  151%                  161%             151%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on February 28, 2001.
(b)  Fund commenced investment operations on February 29, 2000.
(c)  Calculated based on average shares outstanding.

                 See accompanying Notes to Financial Statements.

 Financial Highlights for a Share of Beneficial Interest Outstanding Throughout
                                   each Period

                            INTERNATIONAL STOCK FUND

                                                        Six Months
                                                          Ended
                                                         4/30/01              Year Ended            Year Ended     Inception(a) to
                                                       (unaudited)             10/31/00              10/31/99          10/31/98

CLASS A

Net Asset Value, Beginning of Period                    $     9.55             $   11.45            $    10.34        $   10.00

   Income from Investment Operations:
     Net investment income                                      -                   0.04(b)               0.14             0.08
     Net realized and unrealized gain (loss) on investments  (0.66)                (0.98)                 1.56             0.27

       Total from investment operations                      (0.66)                (0.94)                 1.70             0.35

   Less Distributions:
     Distributions from net investment income                (0.03)                (0.14)                (0.14)           (0.01)
     Distributions from capital gains                           --                 (0.82)                (0.45)              --

       Total distributions                                   (0.03)                (0.96)                (0.59)           (0.01)

Net increase (decrease) in net asset value                   (0.69)                (1.90)                 1.11             0.34

Net Asset Value, End of Period                          $     8.86             $    9.55            $    11.45        $   10.34

Total Return+                                                (6.96)%(1)            (9.29)%               17.00%            3.60%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $   30,292             $  32,071            $   33,214        $  27,656
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.04%(2)              2.06%                 2.18%            2.76%(2)
   After reimbursement of expenses by Advisor                 1.60%(2)              1.60%                 1.60%            1.60%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor               (0.38)%(2)            (0.03)%                0.72%           (0.01)%(2)
   After reimbursement of expenses by Advisor                 0.05%(2)              0.43%                 1.30%            1.15%(2)
Portfolio Turnover                                              61%                  117%                   57%              60%

CLASS B


Net Asset Value, Beginning of Period                    $     9.48             $   11.38            $    10.28        $   10.00

   Income from Investment Operations:
     Net investment income (loss)                            (0.03)                (0.03)(b)              0.05             0.03
     Net realized and unrealized gain (loss) on investments  (0.67)                (0.98)                 1.56             0.26

       Total from investment operations                      (0.70)                (1.01)                 1.61             0.29

   Less Distributions:
     Distributions from net investment income                   --                 (0.07)                (0.05)           (0.01)
     Distributions from capital gains                           --                 (0.82)                (0.46)           --

       Total distributions                                      --                 (0.89)                (0.51)           (0.01)

Net increase (decrease) in net asset value                   (0.70)                (1.90)                 1.10             0.28

Net Asset Value, End of Period                          $     8.78             $    9.48            $    11.38        $   10.28

Total Return+                                                (7.38)%(1)            (9.92)%               16.09%            2.90%(1)

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                    $    5,674             $   5,497            $    3,326        $   1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Advisor                2.78%(2)              2.81%                 2.93%            3.51%(2)
   After reimbursement of expenses by Advisor                 2.35%(2)              2.35%                 2.35%            2.35%(2)
Ratios of net investment income (loss) to average net assets:
   Before reimbursement of expenses by Advisor               (1.13)%(2)            (0.78)%                0.05%           (0.76)%(2)
   After reimbursement of expenses by Advisor                (0.70)%(2)            (0.32)%                0.63%            0.40%(2)
Portfolio Turnover                                              61%                  117%                   57%              60%

(1)  Not annualized
(2)  Annualized
 +   Total return without applicable sales charge.
(a)  Fund commenced investment operations on December 29, 1997.
(b)  Calculated based on average shares outstanding.

                 See accompanying Notes to Financial Statements.

                    Notes to Financial Statements (Unaudited)

1. ORANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1.00 per share and the sale of 4,900 Class A shares and 100 Class B shares of the Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10.00 per share on November 10, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices, and equities traded on a foreign exchange will be valued at the bid price; (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded; (5) over-the counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (6) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of The Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. However, since the Fund has previously elected to include market discount within income and to amortize bond premium on fixed-income securities, the Fund is not required to make any adjustments that would impact the financial statements.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state regulation. Such organization and offering costs incurred prior to July 1998 are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, MEMBERS Capital Advisors, Inc. has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Emerging Growth and International Stock Funds report certain foreign currency-related transactions as components or realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Emerging Growth and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, MEMBERS Capital Advisors, Inc. is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Emerging Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of the investments of the High Income Fund, the Mid-Cap Fund, the Emerging Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund and Emerging Growth Fund, Wellington Management Company LLP for the Mid-Cap Fund and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                            Class A       Class B           Fund                            Class A        Class B
    ----------------------------------------------------------------------------------------------------------------------
    Cash Reserves Fund               0.55%         1.30%            Capital Appreciation Fund        1.20%          1.95%
    Bond Fund                        0.90%         1.65%            Mid-Cap Fund                     1.40%          2.15%
    Balanced Fund                    1.10%         1.85%            Emerging Growth Fund             1.20%          1.95%
    High Income Fund                 1.00%         1.75%            International Stock Fund         1.60%          2.35%
    Growth and Income Fund           1.00%         1.75%

For the period ended April 30, 2001, the Investment Advisor reimbursed expenses of $42,182 for the Cash Reserves Fund, $51,025 for the Bond Fund, $112,947 for the Balanced Fund, $56,423 for the High Income Fund, $205,527 for the Growth and Income Fund, $172,367 for the Capital Appreciation Fund, $19,754 for the Mid-Cap Fund, $103,277 for the Emerging Growth Fund and $79,676 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Prior to March 1, 2000, such payments must be made within the subsequent eighteen months from when the reimbursement or fee reduction occurred. The Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and
International  Stock  Fund had  $47,124,  $45,181,  $27,686,  $49,030,  $11,955,
$29,423, and $52,449, respectively, subject to recovery under this agreement. These amounts recoverable expire at various dates through August 31, 2001. Beginning March 1, 2000, such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred. The Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Emerging Growth Fund and International Stock Fund has $73,959, $79,335, $84,684, $72,153, $70,368, $64,827, $92,898 and
$122,233 respectively, subject to recovery under this agreement. These amounts recoverable expire on October 31, 2003. Additionally, any amounts recoverable for reimbursements or fee reductions made during the current fiscal year ending October 31, 2001 would expire on October 31, 2004. Through April 30, 2001, none of the Funds have made repayments to the Investment Advisor under either of these agreements.

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended April 30, 2001, sales charges received by CUNA Brokerage were as follows:

      Fund                                Amount Paid                  Fund                                Amount Paid
----------------------------------------------------------------------------------------------------------------------
      Cash Reserves Fund                      $64,483                  Capital Appreciation Fund              $417,780
      Bond Fund                               126,591                  Mid-Cap Fund                             24,043
      Balanced Fund                           504,574                  Emerging Growth Fund                     79,311
      High Income Fund                         57,062                  International Stock Fund                 28,749
      Growth and Income Fund                  538,657

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. The Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund, Mid-Cap Fund, Emerging Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. SECURITIES TRANSACTIONS
For the period ended April 30, 2001, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                        U.S. Government                   Other Investment
                                          Securities                         Securities
                               -------------------------------      ------------------------------
     Fund                         Purchases          Sales             Purchases          Sales
     ------------------------------------------------------------------------------------------
     Bond Fund                   $17,662,181      $13,596,388        $ 13,138,351    $  6,537,598
     Balanced Fund                24,234,016       19,301,499          41,310,157      13,430,895
     High Income Fund                     --               --           6,743,582       3,173,145
     Growth and Income Fund               --               --          40,839,051      18,434,098
     Capital Appreciation Fund            --               --          42,977,141      14,493,282
     Mid-Cap Fund                         --               --          12,609,141         953,231
     Emerging Growth Fund                 --               --          42,567,319      37,290,454
     International Stock Fund             --               --          25,142,384      21,856,530

At April 30, 2001, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

     Fund                        Appreciation     Depreciation           Net
     -----------------------------------------------------------------------
     Bond Fund               $       618,103    $     189,984   $      428,119
     Balanced Fund                 8,655,063        5,144,861        3,510,202
     High Income Fund                427,241        3,436,790       (3,009,549)
     Growth and Income Fund       15,415,123       13,765,281        1,649,842
     Capital Appreciation Fund    16,738,678        8,483,581        8,255,097
     Mid-Cap Fund                    780,309          258,366          521,943
     Emerging Growth Fund          2,195,172        1,160,479        1,034,693
     International Stock Fund      2,789,331        4,626,642       (1,837,311)

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Emerging Growth Fund may invest 100%, 50%, and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

7. FINANCIAL INSTRUMENTS
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

8. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At April 30, 2001, investments in the Funds by affiliates were as follows:

                                             CUNA Mutual             CUNAMutual                   CUMIS             CUNA Brokerage
   Fund                   Class        Life Insurance Company     Insurance Society      Insurance Society, Inc.     Services Inc.
Cash Reserves Fund          A               $  1,776,580           $  1,775,396        $              --                       --
Balanced Fund               A                         --                     --                       --             $  1,263,695
Bond Fund                   A                  1,785,924              1,784,733                       --                       --
High Income Fund            A                  5,246,085                     --                       --                       --
Emerging Growth Fund        A                  2,840,000                     --                8,519,432                       --
Emerging Growth Fund        B                         --                     --                      563                       --
Mid-Cap Fund                A                 10,388,961                     --                       --                       --
Mid-Cap Fund                B                      1,038                     --                       --                       --
International Stock Fund    A                  3,066,036              5,109,039               18,252,515                       --

MEMBERS Mutual Funds

How to contact us

For more information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds.

MEMBERS Mutual Funds
Post Office Box 8390
Boston, MA 02266-8390

Distributed by:

CUNABrokerage Services, Inc.
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677-9202

Member NASD/SIPC
4460-P1053 (0501)